ALLEGIANT FUNDS PROSPECTUS
                                    B SHARES

                                 OCTOBER 1, 2008

EQUITY FUNDS
Balanced Allocation Fund
International Equity Fund
Large Cap Core Equity Fund
Large Cap Growth Fund
Large Cap Value Fund
Mid Cap Value Fund
Multi-Factor Mid Cap Growth Fund
Multi-Factor Small Cap Value Fund
S&P 500 Index Fund
Small Cap Core Fund
Small Cap Growth Fund

MONEY MARKET FUNDS
Money Market Fund
Tax Exempt Money Market Fund

FIXED INCOME FUNDS
Bond Fund
Government Mortgage Fund
Intermediate Bond Fund
Limited Maturity Bond Fund
Total Return Advantage Fund
Ultra Short Bond Fund

TAX EXEMPT BOND FUNDS
Intermediate Tax Exempt Bond Fund
Michigan Intermediate Municipal Bond Fund
Ohio Intermediate Tax Exempt Bond Fund
Pennsylvania Intermediate Municipal Bond Fund

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

(ALLEGIANT(R) LOGO)

THE DISCIPLINE OF INVESTING, A COMMITMENT TO RESULTS

INVESTMENT ADVISER
ALLEGIANT ASSET MANAGEMENT COMPANY

ABOUT THIS PROSPECTUS

Allegiant Funds ("Allegiant") is a mutual fund family that offers different classes of shares in separate Funds. The Funds have individual investment objectives and strategies. This prospectus gives you important information that you should know about Class B Shares of the Equity Funds, the Fixed Income Funds, the Tax Exempt Bond Funds and the Money Market Funds (the "Funds").

EFFECTIVE MAY 31, 2006, CLASS B SHARES OF THE FUNDS ARE NO LONGER OFFERED, EXCEPT IN CONNECTION WITH DIVIDEND REINVESTMENT AND PERMITTED EXCHANGES OF CLASS B SHARES. EXISTING CLASS B SHAREHOLDERS MAY CONTINUE TO HOLD THEIR CLASS B SHARES, REINVEST DIVIDENDS INTO CLASS B SHARES OF THE FUNDS AND EXCHANGE THEIR CLASS B SHARES OF A FUND FOR CLASS B SHARES OF ANOTHER FUND (AS PERMITTED BY CURRENT EXCHANGE PRIVILEGE RULES). AS OF MAY 31, 2006, NO NEW OR SUBSEQUENT INVESTMENTS, INCLUDING THROUGH THE FUNDS' PLANNED INVESTMENT PROGRAM, WILL BE ALLOWED IN CLASS B SHARES OF ANY FUND, EXCEPT THROUGH A DIVIDEND REINVESTMENT OR PERMITTED EXCHANGE. ALL CLASS B SHARE ATTRIBUTES, INCLUDING ASSOCIATED CONTINGENT DEFERRED SALES CHARGE SCHEDULES, CONVERSION FEATURES AND DISTRIBUTION PLAN AND SHAREHOLDER SERVICES PLAN FEES, WILL CONTINUE IN EFFECT. CLASS B SHARES CONVERT TO CLASS A SHARES AFTER EIGHT YEARS. CLASS A SHARE ANNUAL RETURNS FOR EACH FUND ARE REPORTED, IF APPLICABLE, IN THE AVERAGE ANNUAL TOTAL RETURNS TABLE IN THIS PROSPECTUS FOR PERIODS PRIOR TO THE INCEPTION OF CLASS B SHARES.

To obtain more information about Allegiant or Class A Shares, visit AllegiantFunds.com or call 1-800-622-FUND (3863). Please read this prospectus and keep it for future reference.

THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. ON THE NEXT PAGE, THERE IS SOME GENERAL INFORMATION YOU SHOULD KNOW ABOUT RISK AND RETURN THAT IS COMMON TO EACH OF THE FUNDS. FOR MORE DETAILED INFORMATION ABOUT THE FUNDS, PLEASE SEE:

RISK/RETURN INFORMATION COMMON TO THE FUNDS ..............................     1
EQUITY FUNDS
   ALLEGIANT BALANCED ALLOCATION FUND ....................................     2
   ALLEGIANT INTERNATIONAL EQUITY FUND ...................................     4
   ALLEGIANT LARGE CAP CORE EQUITY FUND ..................................     6
   ALLEGIANT LARGE CAP GROWTH FUND .......................................     8
   ALLEGIANT LARGE CAP VALUE FUND ........................................    10
   ALLEGIANT MID CAP VALUE FUND ..........................................    11
   ALLEGIANT MULTI-FACTOR MID CAP GROWTH FUND ............................    12
   ALLEGIANT MULTI-FACTOR SMALL CAP VALUE FUND ...........................    14
   ALLEGIANT S&P 500 INDEX FUND ..........................................    16
   ALLEGIANT SMALL CAP CORE FUND .........................................    18
   ALLEGIANT SMALL CAP GROWTH FUND .......................................    20
MONEY MARKET FUNDS
   ALLEGIANT MONEY MARKET FUND ...........................................    26
   ALLEGIANT TAX EXEMPT MONEY MARKET FUND ................................    27
FIXED INCOME FUNDS
   ALLEGIANT BOND FUND ...................................................    30
   ALLEGIANT GOVERNMENT MORTGAGE FUND ....................................    32
   ALLEGIANT INTERMEDIATE BOND FUND ......................................    33
   ALLEGIANT LIMITED MATURITY BOND FUND ..................................    35
   ALLEGIANT TOTAL RETURN ADVANTAGE FUND .................................    37
   ALLEGIANT ULTRA SHORT BOND FUND .......................................    39
TAX EXEMPT BOND FUNDS
   ALLEGIANT INTERMEDIATE TAX EXEMPT BOND FUND ...........................    44
   ALLEGIANT MICHIGAN INTERMEDIATE MUNICIPAL BOND FUND ...................    45
   ALLEGIANT OHIO INTERMEDIATE TAX EXEMPT BOND FUND ......................    47
   ALLEGIANT PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND ...............    48
MORE INFORMATION ABOUT PRINCIPAL RISKS ...................................    52
INVESTMENT ADVISER, SUB-ADVISER AND INVESTMENT TEAMS .....................    56
PURCHASING, EXCHANGING AND REDEEMING FUND SHARES .........................    66
DISTRIBUTION AND SHAREHOLDER SERVICING PLANS .............................    71
DIVIDENDS AND TAX ASPECTS OF INVESTING IN THE FUNDS ......................    71
APPENDIX A
   MORE INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES ................   A-1
   MORE INFORMATION ABOUT FUND INVESTMENTS ...............................   A-5
APPENDIX B
    FINANCIAL HIGHLIGHTS .................................................   B-1

RISK/RETURN INFORMATION COMMON TO THE FUNDS

Each Fund is a mutual fund. A mutual fund pools shareholders' money and uses professional investment managers to invest in securities.

Each Fund has its own investment objective and strategies for reaching that objective. The investment objective of a Fund may be changed at any time without a shareholder vote. Allegiant Asset Management Company (the "Adviser") manages the investments of each Fund. Polaris Capital Management, LLC ("Polaris" or the "Sub-Adviser") serves as sub-adviser to a portion of the assets of the Allegiant International Equity Fund. The Adviser, with the assistance of Polaris in the case of the Allegiant International Equity Fund, invests Fund assets in a way that it believes will help a Fund achieve its objective. Investing in each Fund involves risk and there is no guarantee that a Fund will achieve its objective. The Adviser's and Sub-Adviser's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment.

Each Fund's performance is compared to the performance of one or more benchmark indices. Except for the S&P 500 Index Fund, a Fund does not attempt to replicate the performance of its benchmark index. An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

The Adviser evaluates the risks and rewards presented by all securities purchased by a Fund and how they advance the Fund's investment objective. It is possible, however, that these evaluations will prove to be inaccurate. No matter how good a job an investment manager does, you could lose money on your investment in a Fund, just as you could with other investments.

The value of your investment in a Fund is based primarily on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which it trades. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

Although the Money Market Funds seek to maintain a constant price per share of $1.00, there is no guarantee that a money market fund will achieve this objective and it is possible that you may lose money by investing in a Money Market Fund.

An investment in a Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any government agency.

EQUITY FUNDS
ALLEGIANT BALANCED ALLOCATION FUND

FUND SUMMARY

INVESTMENT OBJECTIVE

Long-term capital appreciation and current income

PRINCIPAL INVESTMENT STRATEGY

Investing in a diversified portfolio of common stocks, investment grade fixed income securities and cash equivalents with varying asset allocations depending on the Adviser's assessment of market conditions

PRINCIPAL RISKS

Market risk, allocation risk, small companies risk, foreign risk, interest rate risk, credit risk, active trading risk, derivatives risk, prepayment/extension risk

TICKER SYMBOL

ALOBX

PRINCIPAL INVESTMENTS TRATEGIES

The Fund intends to invest 45% to 75% of its net assets in equity securities, such as common stocks and convertible securities, 20% to 55% of its net assets in investment grade fixed income securities, such as corporate bonds, U.S. government and agency securities, mortgage-backed securities and asset-backed securities, and up to 30% of its net assets in cash and cash equivalent securities, and all types of short-term money market instruments. U.S. government securities may include securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government, such as Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("Freddie Mac") and Federal Home Loan Banks ("FHLBs"), as well as obligations issued or guaranteed by the U.S. government, including U.S. Treasury bills, notes and bonds. The Fund may invest up to 25% of its total assets at the time of purchase in foreign securities (which includes common stock, preferred stock and convertible bonds of companies headquartered outside the United States). The Fund may also invest in the common stock of small cap companies.

The Adviser buys and sells equity securities based on their potential for long-term capital appreciation. The Fund primarily invests the fixed income portion of its portfolio of investments in a broad range of investment grade debt securities (which are those rated at the time of investment in one of the four highest rating categories by at least one nationally recognized statistical rating organization ("NRSRO")) for current income. If a fixed income security is downgraded, the Adviser will reevaluate the holding to determine whether it is in the best interests of investors to sell. The Adviser buys and sells fixed income securities and cash equivalents based on a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund invests in cash equivalent, short-term obligations for stability and liquidity. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

The Fund may use derivatives as a substitute for taking a position in an underlying asset, to increase returns, to manage risk or as part of a hedging strategy. The extent of the Fund's exposure to these instruments is subject to the regulation and guidance of the SEC and the instrument's liquidity.

For more information about the Fund's principal risks, principal strategies and other investments, see "More Information About Principal Risks" on page 52, and "More Information About Principal Investment Strategies" and "More Information About Fund Investments" in Appendix A.

PERFORMANCE INFORMATION

The bar chart and the performance table below provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. The bar chart does not reflect the deduction of any applicable sales charges. If sales charges had been deducted, returns would be less than those shown below. Average annual return calculations reflect the deduction of applicable sales charges. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict the Fund's future performance.

                           CALENDAR YEAR TOTAL RETURNS

                               (PERFORMANCE GRAPH)

1999    14.28%
2000     0.64%
2001    -7.63%
2002   -14.56%
2003    21.09%
2004     6.56%
2005     4.73%
2006    11.05%
2007     6.92%

Best Quarter     15.93%   (12/31/99)
Worst Quarter   -11.25%    (9/30/02)

The Fund's year-to-date total return for Class B Shares through June 30, 2008 was -8.26%.

                                                                    EQUITY FUNDS
                                              ALLEGIANT BALANCED ALLOCATION FUND

AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2007)

                                                                     SINCE      DATE OF
CLASS B SHARES                                  1 YEAR   5 YEARS   INCEPTION   INCEPTION
--------------                                  ------   -------   ---------   ---------
Allegiant Balanced Allocation Fund                                              11/11/98
   Returns Before Taxes                          6.92%     9.92%     5.15%
   Returns After Taxes on Distributions(1)       5.45%     9.40%     4.14%
   Returns After Taxes on Distributions
      and Sale of Fund Shares(1)                 5.56%     8.49%     3.96%
Lehman Brothers U.S. Aggregate Bond Index(2)
   (reflects no deduction for                                                    Since
   fees, expenses or taxes)                      6.97%     4.42%     5.67%      10/31/98
S&P 500(R) Index(3)
   (reflects no deduction for                                                    Since
   fees, expenses or taxes)                      5.49%    12.83%     4.89%      10/31/98
Balanced Allocation Hybrid Benchmark Index(4)
   (reflects no deduction for                                                    Since
   fees, expenses or taxes)                      6.24%     9.50%     5.04%      10/31/98

(1) AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES, RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF THE SHARES.

(2) THE LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX IS AN UNMANAGED, FIXED INCOME, MARKET VALUE-WEIGHTED INDEX THAT INCLUDES TREASURY ISSUES, AGENCY ISSUES, CORPORATE BOND ISSUES AND MORTGAGE-BACKED SECURITIES.

(3) THE S&P 500(R) INDEX IS A WIDELY RECOGNIZED, UNMANAGED INDEX OF 500 COMMON STOCKS WHICH ARE GENERALLY REPRESENTATIVE OF THE U.S. STOCK MARKET AS A WHOLE.

(4) THE BALANCED ALLOCATION HYBRID BENCHMARK INDEX IS A BLEND OF 60% S&P 500(R) INDEX AND 40% LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX, AS CALCULATED BY THE ADVISER.

FUND FEES AND EXPENSES

See page 22 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

EQUITY FUNDS
ALLEGIANT INTERNATIONAL EQUITY FUND

FUND SUMMARY

INVESTMENT OBJECTIVE

Long-term capital appreciation

PRINCIPAL INVESTMENT STRATEGY

Investing in common stocks of foreign issuers

PRINCIPAL RISKS

Market risk, foreign risk, multi-national companies risk, country risk, derivatives risk

SUB-ADVISER

Polaris Capital Management, LLC

TICKER SYMBOL

AMINX

PRINCIPAL INVESTMENTS TRATEGIES

The Fund invests in equity securities that are tied economically to a number of countries throughout the world. The Fund will limit investments in securities of issuers in countries with developing markets (non-MSCI EAFE, as defined below) or economies to no more than 25% of the Fund's total assets. More than 25% of the Fund's assets may be invested in the equity securities of issuers located in the same country.

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in foreign equity securities. The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy. The Fund may invest in all capitalization size common stocks.

The Adviser has delegated to Polaris the responsibility for providing portfolio management services to a portion of the Fund's assets. The Adviser has allocated the Fund's assets between a growth strategy ("International Growth Component") and a value strategy ("International Value Component"). Polaris furnishes investment advisory services to the International Value Component. The Adviser monitors the performance of Polaris and, at any point, the Adviser could change the allocation of the Fund's assets between itself and Polaris on a basis determined by the Adviser to be in the best interest of shareholders. This means that the portion of the assets managed by the Adviser could be significantly larger than that managed by Polaris or vice versa and that the difference between such proportions could change from time to time. The Fund also utilizes an active trading approach.

The Adviser furnishes investment advisory services to the International Growth Component and makes judgments about the attractiveness of countries based upon a collection of criteria. The relative growth prospects, fiscal, monetary and regulatory government policies are considered jointly and generally in making these judgments. The Adviser focuses on issuers included in the Morgan Stanley Capital International Europe, Australasia, Far East ("MSCI EAFE") Index. The MSCI EAFE Index is an unmanaged index which represents the performance of more than 1,000 equity securities of companies located in those regions. The percentage of the International Growth Component in each country is determined by its relative attractiveness and weight in the MSCI EAFE Index.

The Adviser focuses on companies in developed markets with long-term growth potential that are consistent with reasonable investment risk. The Adviser's disciplined, risk managed process combines top down country allocation with investments in high quality, growth-oriented stocks available at attractive relative valuations. The Adviser's proprietary quantitative model drives country allocation, while individual stocks are selected through a qualitative process that incorporates a multi-factor approach to find companies with sustainable growth characteristics. Risk is controlled by ensuring diversification across sectors and using both fundamental and statistical models to monitor volatility.

Polaris' pure value style of investment management combines proprietary investment technology and traditional fundamental research to uncover companies with the most undervalued cash flow or assets, in any industry or country. Polaris takes an all-cap approach and utilizes bottom-up analysis, anchored by its proprietary "Global Cost of Equity" model, to select between 50 and 75 stocks.

The Fund's investments in equity securities may include common stocks, American Depositary Receipts or other U.S. listings of foreign common stocks, and exchange traded funds, closed-end funds or stock index futures whose underlying value is derived from common stocks in foreign markets.

The Fund may use exchange traded funds, closed-end funds and derivative instruments, combined with investments in money market securities and forward currency agreements, to gain broad exposure to markets and/or a particular index in a more efficient manner. The extent of the Fund's exposure to these instruments is subject to the regulation and guidance of the Securities and Exchange Commission ("SEC") and the instrument's liquidity. The Adviser may use these instruments because they lower costs such as commission, custody and foreign withholding or stamp taxes. These instruments are not used for the purpose of introducing leverage in the Fund. The Fund may use derivatives as a substitute for taking a position in an underlying asset, to increase returns, to manage risk, or as part of a hedging strategy.

For more information about the Fund's principal risks, principal strategies and other investments, see "More Information About Principal Risks" on page 52, and "More Information About Principal Investment Strategies" and "More Information About Fund Investments" in Appendix A.

PERFORMANCE INFORMATION

The bar chart and the performance table below provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare with

                                                                    EQUITY FUNDS
                                             ALLEGIANT INTERNATIONAL EQUITY FUND

those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. The bar chart does not reflect the deduction of any applicable sales charges. If sales charges had been deducted, returns would be less than those shown below. Average annual return calculations reflect the deduction of applicable sales charges. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict the Fund's future performance.

                           CALENDAR YEAR TOTAL RETURNS

                               (PERFORMANCE GRAPH)

1999    48.70%
2000   -17.71%
2001   -26.05%
2002   -19.66%
2003    31.84%
2004    15.73%
2005    10.21%
2006    27.77%
2007    11.79%

Best Quarter     35.91%   (12/31/99)
Worst Quarter   -20.00%    (9/30/02)

The Fund's year-to-date total return for Class B Shares through June 30, 2008 was -11.69%.

AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2007)

                                                                     SINCE      DATE OF
CLASS B SHARES                                  1 YEAR   5 YEARS   INCEPTION   INCEPTION
--------------                                  ------   -------   ---------   ---------
Allegiant International Equity Fund                                              1/6/98
   Returns Before Taxes                         11.79%    19.15%     7.75%
   Returns After Taxes on Distributions(1)      11.79%    19.04%     7.49%
   Returns After Taxes on Distributions
      and Sale of Fund(1) Shares                 7.66%    16.94%     6.73%
MSCI EAFE Index(2)
   (reflects no deduction for                                                       Since
   fees, expenses or taxes)                        11.17%    21.59%     8.66%      12/31/97

(1) AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES, RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

(2) THE MSCI EAFE INDEX IS AN UNMANAGED INDEX COMPRISING 21 MSCI COUNTRY INDICES, REPRESENTING DEVELOPED MARKETS OUTSIDE OF NORTH AMERICA.

FUND FEES AND EXPENSES

See page 22 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

EQUITY FUNDS
ALLEGIANT LARGE CAP CORE EQUITY FUND

FUND SUMMARY

INVESTMENT OBJECTIVE

Long-term capital appreciation

PRINCIPAL INVESTMENT STRATEGY

Investing in common stocks of large cap companies

PRINCIPAL RISKS

Market risk, active trading risk

TICKER SYMBOL

ARCEX

PRINCIPAL INVESTMENTS TRATEGIES

The Fund invests in a diversified portfolio of large cap common stocks. The Adviser employs a philosophy combining disciplined portfolio construction with flexible security selection that blends both value and growth investment styles. The Fund is generally a focused portfolio maintaining the same sector percentages as the S&P 500(R) Index, thus providing shareholders with a broad equity market exposure. A large portion of the Fund will be invested in companies with market capitalizations similar to the S&P 500(R) Index.

The Adviser utilizes a systematic, disciplined investment process when selecting individual securities. The Adviser focuses on a combination of fundamental, technical, and sentiment factors to help identify appropriate investments for the Fund. Among the factors considered are the following: the quality of the company's management team; industry position; the company's business model; and historical growth rates. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in domestic equity securities issued by large cap companies. The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy.

The Fund considers a large-capitalization or "large cap" company to be one that has a market capitalization at the time of purchase within the range of market capitalizations of companies constituting the S&P 500(R) Index. The market capitalization range of the S&P 500(R) Index changes constantly, and as a result, the capitalization of large cap companies in which the Fund may invest will also change. As long as an investment continues to meet the Fund's other investment criteria, the Fund may choose to hold a common stock even if the company's market capitalization grows beyond or falls below the market capitalization range of the S&P 500(R) Index. As of August 31, 2008, market capitalizations of companies in the S&P 500(R) Index ranged from approximately $731 million to $422.7 billion.

For more information about the Fund's principal risks, principal strategies and other investments, see "More Information About Principal Risks" on page 52, and "More Information About Principal Investment Strategies" and "More Information About Fund Investments" in Appendix A.

PERFORMANCE INFORMATION

The bar chart and the performance table below provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. The bar chart does not reflect the deduction of any applicable sales charges. If sales charges had been deducted, returns would be less than those shown below. Average annual return calculations reflect the deduction of applicable sales charges. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict the Fund's future performance.

                           CALENDAR YEAR TOTAL RETURNS

                               (PERFORMANCE GRAPH)

1999    18.92%
2000     0.71%
2001   -15.03%
2002   -20.94%
2003    25.79%
2004     6.51%
2005     5.35%
2006     9.04%
2007     5.52%

Best Quarter     13.53%   (6/30/03)
Worst Quarter   -17.78%   (9/30/02)

The Fund's year-to-date total return for Class B Shares through June 30, 2008 was -12.84%.

                                                                    EQUITY FUNDS
                                            ALLEGIANT LARGE CAP CORE EQUITY FUND

AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2007)

                                                                     SINCE      DATE OF
CLASS B SHARES                                  1 YEAR   5 YEARS   INCEPTION   INCEPTION
--------------                                  ------   -------   ---------   ---------
Allegiant Large Cap Core Equity Fund                                             1/6/98
   Returns Before Taxes                          5.52%    10.18%     5.72%
   Returns After Taxes on Distributions(1)       3.98%     9.48%     4.81%
   Returns After Taxes on Distributions
      and Sale of Fund Shares(1)                 5.25%     8.77%     4.70%
S&P 500(R) Index(2)
   (reflects no deduction for                                                    Since
   fees, expenses or taxes)                      5.49%    12.83%     5.91%      12/31/97

(1) AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES, RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF THE SHARES.

(2) THE S&P 500(R) INDEX IS A WIDELY RECOGNIZED, UNMANAGED INDEX OF 500 COMMON STOCKS WHICH ARE GENERALLY REPRESENTATIVE OF THE U.S. STOCK MARKET AS A WHOLE.

FUND FEES AND EXPENSES

See page 22 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

EQUITY FUNDS
ALLEGIANT LARGE CAP GROWTH FUND

FUND SUMMARY

INVESTMENT OBJECTIVE

Long-term capital appreciation

PRINCIPAL INVESTMENT STRATEGY

Investing in growth-oriented common stocks of large cap companies

PRINCIPAL RISKS

Market risk, active trading risk

TICKER SYMBOL

AREGX

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests in a diversified portfolio of growth-oriented large cap common stocks. The Adviser employs a philosophy combining disciplined portfolio construction with flexible security selection. The Fund is generally a focused portfolio maintaining the same sector percentages as the Russell 1000 Growth Index, thus providing shareholders with increased exposure to the growth areas of the equity market. A large portion of the Fund will be invested in companies with market capitalizations similar to the Russell 1000 Growth Index. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in equity securities issued by large cap companies. The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy. The Fund invests primarily in domestic equity securities.

The Fund considers a large-capitalization or "large cap" company to be one that has a market capitalization at the time of purchase within the range of market capitalizations of companies constituting the Russell 1000 Growth Index. The market capitalization range of the Russell 1000 Growth Index changes constantly, and as a result, the capitalization of large cap companies in which the Fund may invest will also change. As long as an investment continues to meet the Fund's other investment criteria, the Fund may choose to hold a common stock even if the company's market capitalization grows beyond or falls below the market capitalization range of the Russell 1000 Growth Index. As of August 31, 2008, market capitalizations of companies in the Russell 1000 Growth Index ranged from approximately $71 million to $422.7 billion.

For more information about the Fund's principal risks, principal strategies and other investments, see "More Information About Principal Risks" on page 52, and "More Information About Principal Investment Strategies" and "More Information About Fund Investments" in Appendix A.

PERFORMANCE INFORMATION

The bar chart and the performance table below provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. The bar chart does not reflect the deduction of any applicable sales charges. If sales charges had been deducted, returns would be less than those shown below. Average annual return calculations reflect the deduction of applicable sales charges. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict the Fund's future performance.

                           CALENDAR YEAR TOTAL RETURNS

                               (PERFORMANCE GRAPH)


1999    22.04%
2000    -6.06%
2001   -15.03%
2002   -28.86%
2003    18.94%
2004     2.79%
2005     4.63%
2006     6.63%
2007    10.47%


Best Quarter     17.88%   (12/31/99)
Worst Quarter   -16.32%    (3/31/01)


The Fund's year-to-date total return for Class B Shares through June 30, 2008 was -13.86%.

                                                                    EQUITY FUNDS
                                                 ALLEGIANT LARGE CAP GROWTH FUND

AVERAGE ANNUAL TOTAL RETURNS


(For the periods ended December 31, 2007)



                                                                                   SINCE      DATE OF
CLASS B SHARES                                  1 YEAR   5 YEARS   10 YEARS(1)   INCEPTION   INCEPTION
--------------                                  ------   -------   -----------   ---------   ---------
Allegiant Large Cap Growth Fund                                                                1/6/98
   Returns Before Taxes                         10.47%     8.55%      2.84%         2.92%
   Returns After Taxes on Distributions(2)       8.78%     7.74%      2.20%         2.27%
   Returns After Taxes on Distributions
      and Sale of Fund Shares(2)                 8.72%     7.35%      2.30%         2.37%
Russell 1000 Growth Index(3)
   (reflects no deduction for                                                                      Since
   fees, expenses or taxes)                     11.81%    12.11%      3.83%         3.83%     12/31/97

(1) THE PERFORMANCE INFORMATION FOR 10 YEARS INCLUDES THE PERFORMANCE OF CLASS A SHARES OF THE FUND, ADJUSTED TO REFLECT CLASS B SHARES FEES, EXPENSES AND MAXIMUM SALES CHARGES, THROUGH THE DATE OF CLASS B SHARES INCEPTION.

(2) AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES, RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

(3) THE RUSSELL 1000 GROWTH INDEX MEASURES THE PERFORMANCE OF COMPANIES IN THE RUSSELL 1000 INDEX WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES. THE RUSSELL 1000 INDEX MEASURES THE PERFORMANCE OF THE 1,000 LARGEST U.S. COMPANIES BASED ON MARKET CAPITALIZATION.


FUND FEES AND EXPENSES

See page 22 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

EQUITY FUNDS
ALLEGIANT LARGE CAP VALUE FUND

FUND SUMMARY

INVESTMENT OBJECTIVE

Long-term capital appreciation

PRINCIPAL INVESTMENT STRATEGY

Investing in value-oriented common stocks of large cap companies

PRINCIPAL RISK

Market risk

TICKER SYMBOL

AEINX

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests in common stocks of publicly traded U.S. companies with large stock market capitalizations. Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities issued by large cap companies. The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy. The Fund invests primarily in domestic equity securities. In buying and selling securities for the Fund, the Adviser uses a value-oriented approach. The Adviser focuses on securities of companies that offer attractive valuation and improving dynamics.


The Fund considers a large-capitalization or "large cap" company to be one that has a market capitalization at the time of purchase within the range of market capitalizations of companies constituting the Russell 1000 Value Index. The market capitalization range of the Russell 1000 Value Index changes constantly, and as a result, the capitalization of large cap companies in which the Fund may invest will also change. As long as an investment continues to meet the Fund's other investment criteria, the Fund may choose to hold a common stock even if the company's market capitalization grows beyond or falls below the market capitalization range of the Russell 1000 Value Index. As of August 31, 2008, market capitalizations of companies in the Russell 1000 Value Index ranged from approximately $71 million to $422.7 billion.

For more information about the Fund's principal risks, principal strategies and other investments, see "More Information About Principal Risks" on page 52, and "More Information About Principal Investment Strategies" and "More Information About Fund Investments" in Appendix A.

PERFORMANCE INFORMATION

The bar chart and the performance table below provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. The bar chart does not reflect the deduction of any applicable sales charges. If sales charges had been deducted, returns would be less than those shown below. Average annual return calculations reflect the deduction of applicable sales charges. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict the Fund's future performance.

                           CALENDAR YEAR TOTAL RETURNS

                               (PERFORMANCE GRAPH)


1999    -0.92%
2000    10.53%
2001    -4.75%
2002    15.92%
2003    26.04%
2004     2.79%
2005     8.92%
2006    19.90%
2007     0.97%


Best Quarter     15.21%   (6/30/03)
Worst Quarter   -18.11%   (9/30/02)


The Fund's year-to-date total return for Class B Shares through June 30, 2008 was -13.95%.


AVERAGE ANNUAL TOTAL RETURNS


(For the periods ended December 31, 2007)



                                                                                   SINCE      DATE OF
CLASS B SHARES                                  1 YEAR   5 YEARS   10 YEARS(1)   INCEPTION   INCEPTION
--------------                                  ------   -------   -----------   ---------   ---------
Allegiant Large Cap Value Fund                                                                 1/6/98
   Returns Before Taxes                          0.97%    13.28%      6.12%        6.26%
   Returns After Taxes on Distributions(2)      -0.87%    12.02%      5.02%        5.16%
   Returns After Taxes on Distributions
      and Sale of Fund Shares(2)                 2.55%    11.45%      4.97%        5.10%
Russell 1000 Value Index(3)
   (reflects no deduction for                                                                  Since
   fees, expenses or taxes)                     -0.17%    14.63%      7.68%        7.68%      12/31/97



(1) THE PERFORMANCE INFORMATION FOR 10 YEARS INCLUDES THE PERFORMANCE OF CLASS A SHARES OF THE FUND, ADJUSTED TO REFLECT CLASS B SHARES FEES, EXPENSES AND MAXIMUM SALES CHARGES, THROUGH THE DATE OF CLASS B SHARES INCEPTION.

(2) AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES, RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF THE SHARES.

(3) THE RUSSELL 1000 VALUE INDEX MEASURES THE PERFORMANCE OF COMPANIES IN THE RUSSELL 1000 INDEX WITH LOWER PRICE-TO-BOOK RATIOS AND LOWER FORECASTED GROWTH VALUES. THE RUSSELL 1000 INDEX MEASURES THE PERFORMANCE OF THE 1000 LARGEST U.S. COMPANIES BASED ON MARKET CAPITALIZATION.

FUND FEES AND EXPENSES

See page 23 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

                                                                    EQUITY FUNDS
                                                    ALLEGIANT MID CAP VALUE FUND

FUND SUMMARY

INVESTMENT OBJECTIVE

Long-term capital appreciation

PRINCIPAL INVESTMENT STRATEGY

Investing in value-oriented common stocks of mid cap companies

PRINCIPAL RISK

Market risk

TICKER SYMBOL

ARVBX

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests in value-oriented common stocks of U.S. mid cap companies. The Adviser generally seeks to invest in companies trading at a discount to intrinsic value with a margin of safety, utilizing a discounted cash flow methodology. Key drivers include revenue growth, profit margin and asset turnover trends. The Adviser generally sells securities upon market realization of a company's intrinsic value.

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities issued by mid cap companies. The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy. The Fund invests primarily in domestic equity securities.

The Fund considers a mid-capitalization or "mid cap" company to be one that has a market capitalization at the time of purchase within the range of market capitalizations of companies constituting the Russell Midcap Value Index. The market capitalization range of the Russell Midcap Value Index changes constantly, and as a result, the capitalization of mid cap companies in which the Fund may invest will also change. As long as an investment continues to meet the Fund's other investment criteria, the Fund may choose to hold a common stock even if the company's market capitalization grows beyond or falls below the market capitalization range of the Russell Midcap Value Index. As of August 31, 2008, market capitalizations of companies in the Russell Midcap Value Index ranged from approximately $71 million to $17.7 billion.

For more information about the Fund's principal risks, principal strategies and other investments, see "More Information About Principal Risks" on page 52, and "More Information About Principal Investment Strategies" and "More Information About Fund Investments" in Appendix A.

PERFORMANCE INFORMATION

Prior to March 1, 2004, the Fund invested in value-oriented common stocks of small cap and mid cap companies. Accordingly, performance information prior to March 1, 2004 reflects the results of the previous investment strategy.

The bar chart and the performance table below provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. The bar chart does not reflect the deduction of any applicable sales charges. If sales charges had been deducted, returns would be less than those shown below. Average annual return calculations reflect the deduction of applicable sales charges. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict the Fund's future performance.

                           CALENDAR YEAR TOTAL RETURNS

                               (PERFORMANCE GRAPH)


2004    20.30%
2005    14.40%
2006    19.34%
2007    -0.13%



Best Quarter    12.36%   (12/31/04)
Worst Quarter   -0.96%    (6/30/07)



The Fund's year-to-date total return for Class B Shares through June 30, 2008 was -11.86%.


AVERAGE ANNUAL TOTAL RETURNS


(For the periods ended December 31, 2007)



                                                           SINCE      DATE OF
CLASS B SHARES                                  1 YEAR   INCEPTION   INCEPTION
--------------                                  ------   ---------   ---------
Allegiant Mid Cap Value Fund                                           6/2/03
   Returns Before Taxes                         -0.13%     15.89%
   Returns After Taxes on Distributions(1)      -1.16%     13.79%
   Returns After Taxes on Distributions
      and Sale of Fund Shares(1)                 0.69%     13.07%
Russell Midcap Value Index(2)
   (reflects no deduction for                                          Since
   fees, expenses or taxes)                     -1.42%     16.70%     5/31/03


(1) AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

(2) THE RUSSELL MIDCAP VALUE INDEX IS AN UNMANAGED, MARKET-WEIGHTED TOTAL RETURN INDEX THAT TRACKS THE PERFORMANCE OF THOSE RUSSELL MIDCAP COMPANIES WITH LOWER PRICE-TO-BOOK RATIOS AND LOWER FORECASTED GROWTH RATES.

FUND FEES AND EXPENSES

See page 23 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

EQUITY FUNDS
ALLEGIANT MULTI-FACTOR MID CAP GROWTH FUND

FUND SUMMARY

INVESTMENT OBJECTIVE

Long-term capital appreciation

PRINCIPAL INVESTMENT STRATEGY

Investing in growth-oriented common stocks of mid cap companies

PRINCIPAL RISKS

Market risk, active trading risk, IPO risk

TICKER SYMBOL

AQIBX

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests in growth-oriented common stocks of U.S. mid cap companies (i.e., companies within the Russell Midcap Index that possess higher price-to-book ratios and higher forecasted growth values). Using an analytical process together with fundamental research methods, the Adviser rates the performance potential of companies and buys those stocks that it believes offer the best prospects for superior performance relative to the securities of comparable companies. The Adviser assesses a company's prospects for growth by reviewing and analyzing purchase candidates individually. The Fund also utilizes an active trading approach. The Fund may invest in initial public offerings ("IPOs"), the performance of which is unpredictable and the effect of which may not be duplicated during periods in which the Fund does not invest in IPOs.

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in equity securities of mid cap companies that the Adviser believes offer the potential for accelerated earnings or revenue growth relative to the broader stock market. The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy. The Fund invests primarily in domestic equity securities.

Although the Fund is diversified and does not intend to focus on any particular industry sectors, the Fund's investment strategy may involve, at times, investing a significant portion of its assets in one or more industry sectors that the Adviser believes hold high potential for growth. As a result, poor performance or negative economic events affecting one or more of these sectors could have a greater impact on the Fund than on other funds that maintain broader sector coverage.

The Fund considers a mid-capitalization or "mid cap" company to be one that has a market capitalization at the time of purchase within the range of market capitalizations of companies constituting the Russell Midcap Growth Index. The market capitalization range of the Russell Midcap Growth Index changes constantly, and as a result, the capitalization of mid cap companies in which the Fund may invest will also change. As long as an investment continues to meet the Fund's other investment criteria, the Fund may choose to hold a common stock even if the company's market capitalization grows beyond or falls below the market capitalization range of the Russell Midcap Growth Index. As of August 31, 2008, market capitalizations of companies in the Russell Midcap Growth Index ranged from approximately $71 million to $21.9 billion.

For more information about the Fund's principal risks, principal strategies and other investments, see "More Information About Principal Risks" on page 52, and "More Information About Principal Investment Strategies" and "More Information About Fund Investments" in Appendix A.

PERFORMANCE INFORMATION

Performance information before June 10, 2000 represents performance of the Parkstone Mid Capitalization Fund which was reorganized into the Fund on that date.

The bar chart and the performance table below provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. The bar chart does not reflect the deduction of any applicable sales charges. If sales charges had been deducted, returns would be less than those shown below. Average annual return calculations reflect the deduction of applicable sales charges. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict the Fund's future performance.

                           CALENDAR YEAR TOTAL RETURNS

                               (PERFORMANCE GRAPH)


1998    10.17%
1999    44.47%
2000    -8.72%
2001   -19.65%
2002   -31.92%
2003    32.92%
2004     4.88%
2005     5.37%
2006     6.11%
2007    11.52%


Best Quarter     34.66%   (12/31/99)
Worst Quarter   -27.38%   (9/30/01)


The Fund's year-to-date total return for Class B Shares through June 30, 2008 was -10.47%.

                                                                    EQUITY FUNDS
                                      ALLEGIANT MULTI-FACTOR MID CAP GROWTH FUND

AVERAGE ANNUAL TOTAL RETURNS


(For the periods ended December 31, 2007)



CLASS B SHARES                                  1 YEAR   5 YEARS   10 YEARS
--------------                                  ------   -------   ---------
Allegiant Multi-Factor Mid Cap Growth Fund
   Returns Before Taxes                         11.52%    11.69%     3.43%
   Returns After Taxes on Distributions(1)      11.52%    11.69%     1.34%
   Returns After Taxes on Distributions
      and Sale of Fund Shares(1)                 7.49%    10.23%     2.17%
Russell Midcap Growth Index(2)
   (reflects no deduction for
   fees, expenses or taxes)                     11.43%    17.90%     7.59%


(1) AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES, RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF THE SHARES.

(2) THE RUSSELL MIDCAP GROWTH INDEX MEASURES THE PERFORMANCE OF THOSE COMPANIES IN THE RUSSELL MIDCAP INDEX WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES. THE RUSSELL MIDCAP INDEX MEASURES THE PERFORMANCE OF THE 800 SMALLEST U.S. COMPANIES AMONG THE LARGEST 1,000 U.S. COMPANIES BASED ON MARKET CAPITALIZATION.

FUND FEES AND EXPENSES

See page 23 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

EQUITY FUNDS
ALLEGIANT MULTI-FACTOR SMALL CAP VALUE FUND

FUND SUMMARY

INVESTMENT OBJECTIVE

Long-term capital appreciation

PRINCIPAL INVESTMENT STRATEGY

Investing in value-oriented common stocks of small cap companies

PRINCIPAL RISKS

Market risk, small companies risk

TICKER SYMBOL

ASMVX

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests in common stocks of U.S. companies with small stock market capitalizations that are believed to be conservatively valued. Using an analytical process together with fundamental research methods to implement a "value" approach, the Adviser rates the performance potential of companies and buys those securities it considers to be conservatively valued relative to the securities of comparable companies. In searching for securities with lower than average valuations, the Adviser considers, among other things, price-to-earnings and price-to-book ratios. The Adviser assesses a company's valuation and prospects by reviewing and analyzing investment candidates individually. The Adviser, through a focused approach, will invest in fewer securities relative to other Funds it manages in the Multi-Factor style.

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities of small cap companies (i.e. companies with market capitalizations approximately equivalent to those that fall in the lowest 15% of publicly traded companies represented in the Russell 2000 Value Index). The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy. The Fund invests primarily in domestic equity securities.

The Fund considers a small-capitalization or "small cap" company to be one that has a market capitalization at the time of purchase within the range of market capitalizations of companies constituting the Russell 2000 Value Index. The market capitalization range of the Russell 2000 Value Index changes constantly, and as a result, the capitalization of small cap companies in which the Fund may invest will also change. As long as an investment continues to meet the Fund's other investment criteria, the Fund may choose to hold a common stock even if the company's market capitalization grows beyond or falls below the market capitalization range of the Russell 2000 Value Index. As of August 31, 2008, market capitalizations of companies in the Russell 2000 Value Index ranged from approximately $35 million to $5.6 billion.

For more information about the Fund's principal risks, principal strategies and other investments, see "More Information About Principal Risks" on page 52, and "More Information About Principal Investment Strategies" and "More Information About Fund Investments" in Appendix A.

PERFORMANCE INFORMATION

Performance information prior to November 30, 2005 represents the performance of Allegiant Small Cap Value Fund, which on that date changed its investment objective, principal investment strategies and name to the Allegiant Multi-Factor Small Cap Value Fund.

The bar chart and the performance table below provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. The bar chart does not reflect the deduction of any applicable sales charges. If sales charges had been deducted, returns would be less than those shown below. Average annual return calculations reflect the deduction of applicable sales charges. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict the Fund's future performance.

                           CALENDAR YEAR TOTAL RETURNS

                              (PERFORMANCE GRAPH)


1999     6.97%
2000    32.35%
2001    16.25%
2002   -11.40%
2003    37.65%
2004    20.43%
2005    -2.04%
2006    12.16%
2007   -14.04%


Best Quarter     18.94%   (12/31/01)
Worst Quarter   -18.05%    (9/30/02)


The Fund's year-to-date total return for Class B Shares through June 30, 2008 was -8.00%.

                                                                    EQUITY FUNDS
                                     ALLEGIANT MULTI-FACTOR SMALL CAP VALUE FUND

AVERAGE ANNUAL TOTAL RETURNS


(For the periods ended December 31, 2007)



                                                                                   SINCE      DATE OF
CLASS B SHARES                                  1 YEAR   5 YEARS   10 YEARS(1)   INCEPTION   INCEPTION
--------------                                  ------   -------   -----------   ---------   ---------
Allegiant Multi-Factor Small Cap Value Fund                                                   1/6/98
   Returns Before Taxes                         -14.04%    9.38%      7.79%        7.89%
   Returns After Taxes on Distributions(2)      -17.01%    6.34%      5.36%        5.45%
   Returns After Taxes on Distributions
      and Sale of Fund Shares(2)                 -6.24%    7.47%      5.86%        5.94%
Russell 2000 Value Index(3)
   (reflects no deduction for                                                                  Since
   fees, expenses or taxes)                       9.78%   15.80%      9.06%        9.06%      12/31/97



(1) THE PERFORMANCE INFORMATION FOR 10 YEARS INCLUDES THE PERFORMANCE OF CLASS A SHARES OF THE FUND, ADJUSTED TO REFLECT CLASS B SHARES FEES, EXPENSES AND MAXIMUM SALES CHARGES, THROUGH THE DATE OF CLASS B SHARES INCEPTION.

(2) AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES, RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF THE SHARES.

(3) THE RUSSELL 2000 VALUE INDEX IS COMPRISED OF SECURITIES IN THE RUSSELL 2000 INDEX WITH LOWER THAN AVERAGE PRICE-TO-BOOK RATIOS AND FORECASTED GROWTH VALUES. THE RUSSELL 2000 INDEX IS AN UNMANAGED INDEX COMPRISED OF THE 2,000 SMALLEST COMPANIES OF THE 3,000 LARGEST U.S. COMPANIES BASED ON MARKET CAPITALIZATION.


FUND FEES AND EXPENSES

See page 23 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

EQUITY FUNDS
ALLEGIANT S&P 500 INDEX FUND

FUND SUMMARY

INVESTMENT OBJECTIVE

To approximate, before Fund expenses, the investment results of the S&P 500(R) Index

PRINCIPAL INVESTMENT STRATEGY

Investing in stocks that comprise the S&P 500(R) Index

PRINCIPAL RISKS

Market risk, tracking error risk, derivatives risk

TICKER SYMBOL

AEXBX

PRINCIPAL INVESTMENT STRATEIES

Under normal circumstances, the Adviser invests substantially all, but in no event less than 80%, of the Fund's net assets plus any borrowings for investment purposes in stocks included in the S&P 500(R) Index. The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy.

The S&P 500(R) Index is made up of common stocks of 500 large, publicly traded companies. The vast majority of the Fund's assets are invested in stocks included in the S&P 500(R) Index in approximately the same relative proportion as those stocks are held in the S&P 500(R) Index. The Adviser does not generally "manage" the Fund in the traditional sense (i.e., by using economic, financial or market analysis). However, the Adviser believes that employing certain active management strategies for a percentage of the Fund's assets, if successful, will result in net returns after expenses that may more closely approximate the returns of the S&P 500(R) Index. The Adviser may invest in S&P 500(R) Index futures in addition to or in place of S&P 500(R) Index stocks in addition to or in place of S&P 500(R) Index stocks to attempt to equal the performance of the S&P 500(R) Index when futures are less expensive than actual stocks. The value of S&P futures closely tracks changes in the value of the S&P 500(R) Index. The Fund may also invest in other S&P 500(R) Index derivatives with economic characteristics similar to the common stocks in the S&P 500(R) Index. Under normal circumstances, investments in derivatives will not exceed 20% of the Fund's net assets. The Fund may purchase a security that is scheduled to be included in the S&P 500(R) Index but prior to the effective inclusion date. The Fund may also temporarily continue to hold a security that has been deleted from the S&P 500(R) Index. A diversified subset of stocks held in the Fund may have weights slightly higher or lower than those in the S&P 500(R) Index with the goal of adding small incremental performance relative to the S&P 500(R) Index. Stocks that are held in very small proportions in the S&P 500(R) Index may be excluded from the Fund or held short if they are expected to underperform.

For more information about the Fund's principal risks, principal strategies and other investments, see "More Information About Principal Risks" on page 52, and "More Information About Principal Investment Strategies" and "More Information About Fund Investments" in Appendix A.


PERFORMANCE INFORMATION

The bar chart and the performance table below provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. The bar chart does not reflect the deduction of any applicable sales charges. If sales charges had been deducted, returns would be less than those shown below. Average annual return calculations reflect the deduction of applicable sales charges. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict the Fund's future performance.

                           CALENDAR YEAR TOTAL RETURNS

                               (PERFORMANCE GRAPH)


2001   -13.10%
2002   -23.39%
2003    27.00%
2004     9.50%
2005     3.50%
2006    14.25%
2007     4.27%


Best Quarter     15.04%   (6/30/03)
Worst Quarter   -17.72%   (9/30/02)


The Fund's year-to-date total return for Class B Shares through June 30, 2008 was -12.51%.

                                                                    EQUITY FUNDS
                                                    ALLEGIANT S&P 500 INDEX FUND

AVERAGE ANNUAL TOTAL RETURNS


(For the periods ended December 31, 2007)



                                                                     SINCE      DATE OF
CLASS B SHARES                                  1 YEAR   5 YEARS   INCEPTION   INCEPTION
--------------                                  ------   -------   ---------   ---------
Allegiant S&P 500 Index Fund                                                     1/4/00
   Returns Before Taxes                          4.27%    11.39%      0.94%
   Returns After Taxes on Distributions(1)       3.19%    11.05%      0.71%
   Returns After Taxes on Distributions
      and Sale of Fund Shares(1)                 4.21%     9.93%      0.77%
S&P 500(R) Index(2)
   (reflects no deduction for fees,                                              Since
   expenses or taxes)                            5.49%    12.83%      1.66%     12/31/99


(1) AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES, RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

(2) THE S&P 500(R) INDEX IS A WIDELY RECOGNIZED, UNMANAGED INDEX OF 500 COMMON STOCKS WHICH ARE GENERALLY REPRESENTATIVE OF THE U.S. STOCK MARKET AS A WHOLE. "S&P 500" IS A TRADEMARK OF THE MCGRAW-HILL COMPANIES, INC. AND HAS BEEN LICENSED FOR USE BY ALLEGIANT ASSET MANAGEMENT COMPANY. THE FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY STANDARD & POOR'S AND STANDARD & POOR'S MAKES NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THE FUND.

FUND FEES AND EXPENSES

See page 24 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

EQUITY FUNDS
ALLEGIANT SMALL CAP CORE FUND

FUND SUMMARY

INVESTMENT OBJECTIVE

Long-term capital appreciation

PRINCIPAL INVESTMENT STRATEGY

Investing in common stocks of small cap companies

PRINCIPAL RISKS

Market risk, small companies risk

TICKER SYMBOL

ASCBX

PRINCIPAL INVESTMENT STRATEGIES


The Fund invests in a diversified portfolio of publicly traded small cap U.S. equity securities that possess both value and growth characteristics. The Adviser's investment process is to invest in securities of companies based on the Adviser's analysis of the company's cash flow. The Adviser's investment process focuses, specifically, on Cash Flow Return on Investment (CFROI(R))(1). CFROI(R) is calculated in percentage terms by dividing gross cash flow by gross cash investment. CFROI(R) is an inflation-adjusted measure of corporate performance that attempts to reduce accounting distortions and allow for more accurate comparisons between companies, different market caps, sectors and industries. The Adviser believes that CFROI(R) provides a more accurate predictor of future value than other broadly used analysis methods. The Adviser first screens companies based on corporate performance utilizing the CFROI(R) measure, and then screens companies based on cash flow valuation metrics to determine if the stock is attractively priced. The Adviser believes that it does not matter what a particular company's cash flow change is if the stock is overvalued.

In addition, as part of its screening process, the Adviser looks for companies whose management understands how to create value for shareholders, deploy capital, that have low debt and a consistent dividend policy, and that are market leaders with respect to the product or service they provide, as well as companies that are part of a strong or growing industry. The Adviser will generally sell a security when cash flow return on investment flattens or declines, market price equals or exceeds cash flow value "target," company characteristics deteriorate, when there are cash flow related impacts to an earnings warning, and when the stock experiences underperformance. However, none of the sell characteristics are automatic.

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities issued by small cap companies. The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy. The Fund invests primarily in domestic equity securities.


The Fund considers a small-capitalization or "small cap" company to be one that has a market capitalization at the time of purchase within the range of market capitalizations of companies constituting the Russell 2000 Index. The market capitalization range of the Russell 2000 Index changes constantly, and as a result, the capitalization of small cap companies in which the Fund may invest will also change. As long as an investment continues to meet the Fund's other investment criteria, the Fund may choose to hold a common stock even if the company's market capitalization grows beyond or falls below the market capitalization range of the Russell 2000 Index. As of August 31, 2008, market capitalizations of companies in the Russell 2000 Index ranged from approximately $35 million to $5.6 billion.



For more information about the Fund's principal risks, principal strategies and other investments, see "More Information About Principal Risks" on page 52, and "More Information About Principal Investment Strategies" and "More Information About Fund Investments" in Appendix A.



PERFORMANCE INFORMATION

The bar chart and the performance table below provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. The bar chart does not reflect the deduction of any applicable sales charges. If sales charges had been deducted, returns would be less than those shown below. Average annual return calculations reflect the deduction of applicable sales charges. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict the Fund's future performance.

                           CALENDAR YEAR TOTAL RETURNS

                               (PERFORMANCE GRAPH)


2005    2.72%
2006   10.39%
2007   -0.67%



Best Quarter    12.19%    (3/31/06)
Worst Quarter   -3.94%   (12/31/07)



The Fund's year-to-date total return for Class B Shares through June 30, 2008 was -9.95%.


(1)  CFROI is a registered trademark of CSFB Holt.

                                                                    EQUITY FUNDS
                                                   ALLEGIANT SMALL CAP CORE FUND

AVERAGE ANNUAL TOTAL RETURNS


(For the periods ended December 31, 2007)



                                                           SINCE      DATE OF
CLASS B SHARES                                  1 YEAR   INCEPTION   INCEPTION
--------------                                  ------   ---------   ---------
Allegiant Small Cap Core Fund                                         4/02/04
   Returns Before Taxes                         -0.67%     5.93%
   Returns After Taxes on Distributions(1)      -1.95%     5.38%
   Returns After Taxes on Distributions
      and Sale of Fund Shares(1)                 0.64%     5.02%
Russell 2000 Index(2)
   (reflects no deduction for                                          Since
   fees, expenses or taxes)                     -1.57%     8.47%      3/31/04


(1) AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES, RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

(2) THE RUSSELL 2000 INDEX IS AN UNMANAGED INDEX COMPRISED OF THE 2,000 SMALLEST COMPANIES OF THE 3,000 LARGEST U.S. COMPANIES BASED ON MARKET CAPITALIZATION.

FUND FEES AND EXPENSES

See page 24 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

EQUITY FUNDS
ALLEGIANT SMALL CAP GROWTH FUND

FUND SUMMARY

INVESTMENT OBJECTIVE

Long-term capital appreciation

PRINCIPAL INVESTMENT STRATEGY

Investing in growth-oriented common stocks of small cap companies

PRINCIPAL RISKS

Market risk, small companies risk, active trading risk, IPO risk

TICKER SYMBOL

ASGRX

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests in a diversified portfolio of publicly traded small cap equity securities of U.S. companies. The Adviser seeks to invest in small cap companies with strong growth in revenue, earnings and cash flow. Purchase decisions are also based on the security's valuation relative to the company's expected growth rate, earnings quality and competitive position, valuation compared to similar securities and the security's trading liquidity. Reasons for selling securities include disappointing fundamentals, negative industry developments, evidence of management's inability to execute a sound business plan, capitalization exceeding the Adviser's definition of "small capitalization," desire to reduce exposure to an industry or sector, and valuation levels which cannot be justified by the company's fundamental growth prospects. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity. The Fund may invest in initial public offerings ("IPOs"), the performance of which is unpredictable and the effect of which may not be duplicated during periods in which the Fund does not invest in IPOs.

Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in securities issued by small cap companies. The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy. The Fund invests primarily in domestic equity securities.

The Fund considers a small-capitalization or "small cap" company to be one that has a market capitalization at the time of purchase within the range of market capitalizations of companies constituting the Russell 2000 Growth Index. The market capitalization range of the Russell 2000 Growth Index changes constantly, and as a result, the capitalization of small cap companies in which the Fund may invest will also change. As long as an investment continues to meet the Fund's other investment criteria, the Fund may choose to hold a common stock even if the company's market capitalization grows beyond or falls below the market capitalization range of the Russell 2000 Growth Index. As of August 31, 2008, market capitalizations of companies in the Russell 2000 Growth Index ranged from approximately $48 million to $5.6 billion.

For more information about the Fund's principal risks, principal strategies and other investments, see "More Information About Principal Risks" on page 52, and "More Information About Principal Investment Strategies" and "More Information About Fund Investments" in Appendix A.

PERFORMANCE INFORMATION

The bar chart and the performance table below provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. The bar chart does not reflect the deduction of any applicable sales charges. If sales charges had been deducted, returns would be less than those shown below. Average annual return calculations reflect the deduction of applicable sales charges. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict the Fund's future performance.

                           CALENDAR YEAR TOTAL RETURNS

                               (PERFORMANCE GRAPH)


1999    34.81%
2000   -15.73%
2001    -8.97%
2002   -39.87%
2003    44.25%
2004    -0.87%
2005    -5.84%
2006     6.67%
2007     9.43%


Best Quarter     35.90%  (12/31/99)
Worst Quarter   -25.97%   (9/30/01)


The Fund's year-to-date total return for Class B Shares through June 30, 2008 was -6.81%.

                                                                    EQUITY FUNDS
                                                 ALLEGIANT SMALL CAP GROWTH FUND

AVERAGE ANNUAL TOTAL RETURNS


(For the periods ended December 31, 2007)



                                                                     SINCE      DATE OF
CLASS B SHARES                                  1 YEAR   5 YEARS   INCEPTION   INCEPTION
--------------                                  ------   -------   ---------   ---------
Allegiant Small Cap Growth Fund                                                  1/6/98
   Returns Before Taxes                          9.43%     9.46%      0.58%
   Returns After Taxes on Distributions(1)       9.43%     9.46%      0.35%
   Returns After Taxes on Distributions
      and Sale of Fund Shares(1)                 6.13%     8.24%      0.46%
Russell 2000 Growth Index(2)
   (reflects no deduction for                                                    Since
   fees, expenses or taxes)                      7.05%    16.50%      4.32%     12/31/97


(1) AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES, RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

(2) THE RUSSELL 2000 GROWTH INDEX IS COMPRISED OF SECURITIES IN THE RUSSELL 2000 INDEX WITH HIGHER THAN AVERAGE PRICE-TO-BOOK RATIOS AND FORECASTED GROWTH VALUES. THE RUSSELL 2000 INDEX IS AN UNMANAGED INDEX COMPRISED OF THE 2,000 SMALLEST COMPANIES OF THE 3,000 LARGEST U.S. COMPANIES BASED ON MARKET CAPITALIZATION.

FUND FEES AND EXPENSES

See page 24 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

EQUITY FUNDS
FUND FEES AND EXPENSES

The following tables describe the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)


                                                 BALANCED    INTERNATIONAL    LARGE CAP    LARGE CAP
                                                ALLOCATION      EQUITY       CORE EQUITY     GROWTH
CLASS B SHARES                                     FUND          FUND           FUND          FUND
--------------                                  ----------   -------------   -----------   ---------
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)               None          None            None         None
Maximum Deferred Sales Charge (Load)
(as a percentage of net asset value)(1)           5.00%         5.00%           5.00%        5.00%
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and Other Distributions
(as a percentage of offering price)               None          None            None         None
Redemption Fee (as a percentage
of amount redeemed, if applicable)                None          None            None         None
Exchange Fee                                      None          None            None         None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Investment Advisory Fees                          0.75%         1.00%(2,6)      0.75%(3)     0.75%(3)
Distribution (12b-1) Fees                         0.75%         0.75%           0.75%        0.75%
Other Expenses:
   Shareholder Servicing Fees(4)                  0.25%         0.25%           0.25%        0.25%
   Other                                          0.21%         0.20%           0.14%        0.14%
Total Other Expenses                              0.46%         0.45%           0.39%        0.39%
Acquired Fund Fees and Expenses                   0.05%(5)      N/A             N/A          N/A
Total Annual Fund
Operating Expenses                                2.01%         2.20%(6)        1.89%        1.89%


SEE PAGE 24 FOR ALL OTHER FOOTNOTES.

                                                                    EQUITY FUNDS
                                              FUND FEES AND EXPENSES (CONTINUED)

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)


                                                LARGE CAP    MID CAP   MULTI-FACTOR   MULTI-FACTOR
                                                  VALUE       VALUE      MID CAP       SMALL CAP
CLASS B SHARES                                     FUND       FUND      GROWTH FUND    VALUE FUND
--------------                                  ---------   --------   ------------   ------------
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)               None      None        None            None
Maximum Deferred Sales Charge (Load)
(as a percentage of net asset value)(1)           5.00%     5.00%       5.00%           5.00%
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and Other Distributions
(as a percentage of offering price)               None      None        None            None
Redemption Fee (as a percentage
of amount redeemed, if applicable)                None      None        None            None
Exchange Fee                                      None      None        None            None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Investment Advisory Fees                          0.75%(3)  0.75%(6)    1.00%(*,3)      1.00%(3)
Distribution (12b-1) Fees                         0.75%     0.75%       0.75%           0.75%
Other Expenses:
   Shareholder Servicing Fees(4)                  0.25%     0.25%       0.25%           0.25%
   Other                                          0.13%     0.24%(7)    0.41%(7)        0.17%
Total Other Expenses                              0.38%     0.49%       0.66%           0.42%
Total Annual Fund
Operating Expenses                                1.88%     1.99%(6)    2.41%*          2.17%


SEE PAGE 24 FOR ALL OTHER FOOTNOTES.


* EXPENSES ARE BASED ON AMOUNTS INCURRED BY THE FUND DURING ITS MOST RECENT FISCAL YEAR (ADJUSTED FOR CURRENT DISTRIBUTION (12B-1) FEES EXPECTED TO BE INCURRED). A VOLUNTARY WAIVER OF INVESTMENT ADVISORY FEES BY THE ADVISER, AS DESCRIBED BELOW, IS EXPECTED TO REMAIN IN EFFECT UNTIL AT LEAST MAY 31, 2009 BUT MAY BE CHANGED OR TERMINATED BY THE ADVISER AT ANY TIME. AFTER THIS WAIVER, ACTUAL INVESTMENT ADVISORY FEES AND TOTAL ANNUAL FUND OPERATING EXPENSES WOULD BE:



                                       MULTI-FACTOR
                                         MID CAP
                                       GROWTH FUND
                                       ------------
Investment Advisory Fees                   0.45%
Total Annual Fund Operating Expenses       1.86%

EQUITY FUNDS
FUND FEES AND EXPENSES (CONTINUED)

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)


                                               S&P 500    SMALL CAP   SMALL CAP
                                                INDEX       CORE       GROWTH
CLASS B SHARES                                   FUND       FUND        FUND
--------------                                 --------   ---------   ---------
Maximum Sales Charge (Load)
Imposed on Purchases
   (as a percentage of offering price)         None       None        None
Maximum Deferred Sales Charge (Load)
   (as a percentage of net asset value)(1)     5.00%      5.00%       5.00%
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
   and Other Distributions
   (as a percentage of offering price)         None       None         None
Redemption Fee (as a percentage
   of amount redeemed, if applicable)          None       None         None
Exchange Fee                                   None       None         None

ANNUAL FUND OPERATING EXPENSES
   (EXPENSES THAT ARE DEDUCTED FROM FUND
   ASSETS)
Investment Advisory Fees                       0.20%(6)   1.00%(3)    1.00%(*,3)
Distribution (12b-1) Fees                      0.75%      0.75%       0.75%
Other Expenses:
   Shareholder Servicing Fees(4)               0.25%      0.25%       0.25%
   Other                                       0.16%      0.14%(7)    0.69%(7)
Total Other Expenses                           0.41%      0.39%       0.94%
Total Annual Fund
   Operating Expenses                          1.36%(6)   2.14%       2.69%*


* EXPENSES ARE BASED ON AMOUNTS INCURRED BY THE FUND DURING ITS MOST RECENT FISCAL YEAR (ADJUSTED FOR CURRENT DISTRIBUTION (12b-1) FEES EXPECTED TO BE INCURRED). A VOLUNTARY WAIVER OF INVESTMENT ADVISORY FEES BY THE ADVISER, AS DESCRIBED BELOW, IS EXPECTED TO REMAIN IN EFFECT UNTIL AT LEAST MAY 31, 2009 BUT MAY BE CHANGED OR TERMINATED BY THE ADVISER AT ANY TIME. AFTER THIS WAIVER, ACTUAL INVESTMENT ADVISORY FEES AND TOTAL ANNUAL FUND OPERATING EXPENSES WOULD BE:



                                       SMALL CAP
                                        GROWTH
                                         FUND
                                       ---------
Investment Advisory Fees                 0.55%
Total Annual Fund Operating Expenses     2.24%


(1) This amount applies to redemptions during the first and second years. The deferred sales charge decreases to 4.0%, 3.0% and 2.0% for redemptions made during the third through fifth years, respectively. No deferred sales charge is charged after the fifth year. Class B Shares convert to Class A Shares after eight years. For more information see the "Contingent Deferred Sales Charges" section of this prospectus.

(2) From its advisory fee, the Adviser pays a sub-advisory fee to Polaris based on the portion of assets of the Fund allocated to Polaris as follows: 0.35% of the first $125 million of assets managed, 0.40% of assets managed between $125 million and $200 million and 0.50% of assets managed over $200 million.

(3) The advisory fee is reduced to 0.95% on assets of $500 million or more, but less than $1 billion and to 0.90% on assets of $1 billion and over for the Multi-Factor Small Cap Value, Small Cap Core and Small Cap Growth Funds. The advisory fee is reduced to 0.95% on assets of $1 billion or more, but less than $1.5 billion and to 0.90% on assets $1.5 billion and over for the Multi-Factor Mid Cap Growth Fund. The advisory fee is reduced to 0.70% on assets of $1 billion or more, but less than $1.5 billion and to 0.65% on assets $1.5 billion and over for the Large Cap Core Equity, Large Cap Growth and Large Cap Value Funds.

(4) Certain financial institutions may provide administrative services to their customers who own Class B Shares and may be paid up to 0.25% (on an annualized basis) of the net asset value of the respective share classes. For further information, see "Shareholder Services Plan" in the Statement of Additional Information.

(5) "Acquired Fund" means any investment company in which a Fund invests or has invested during the period. A Fund's "Acquired Fund Fees and Expenses" are based on amounts for the fiscal year ended May 31, 2008. The "Total Annual Fund Operating Expenses" will not correlate to each Fund's ratio of expenses to average net assets in the Funds' Financial Highlights, which reflects the operating expenses of the Funds and does not include "Acquired Fund Fees and Expenses." The Funds calculate the Acquired Funds' expenses using the net expense ratios reported in the Acquired Funds' most recent shareholder reports.

(6) For the International Equity, Mid Cap Value and S&P 500 Index Funds, the "Investment Advisory Fees" and "Total Annual Fund Operating Expenses" have been restated to reflect reduced contractual advisory fees effective October 1, 2008.

(7) Other Expenses for the Mid Cap Value, Multi-Factor Mid Cap Growth, Small Cap Core and Small Cap Growth Funds include indirect fees and expenses of Acquired Funds less than 0.01% but greater than 0.005%.


For more information about these fees, see "Investment Adviser, Sub-Adviser and Investment Teams" and "Distribution and Shareholder Service Plans" below.

                                                                    EQUITY FUNDS
                                              FUND FEES AND EXPENSES (CONTINUED)

EXAMPLES

These Examples are intended to help you compare the cost of investing in each of the Equity Funds (without any applicable waivers) with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in Class B Shares of a Fund for the time periods indicated and that you redeem your shares at the end of those periods.

The Examples also assume that your investment has a 5% return each year, Fund expenses remain the same and that you reinvest all dividends and distributions, and your Class B Shares convert to Class A Shares after eight years. Although your actual costs may be different, your approximate costs would be:


                                    1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                    ------   -------   -------   --------
BALANCED ALLOCATION FUND
   Class B Shares(1)                 $704     $1,030    $1,283    $2,155
   Class B Shares(2)                 $204     $  630    $1,083    $2,155
INTERNATIONAL EQUITY FUND
   Class B Shares(1)                 $723     $1,088    $1,380    $2,357
   Class B Shares(2)                 $223     $  688    $1,180    $2,357
LARGE CAP CORE EQUITY FUND
   Class B Shares(1)                 $692     $  994    $1,221    $2,029
   Class B Shares(2)                 $192     $  594    $1,021    $2,029
LARGE CAP GROWTH FUND
   Class B Shares(1)                 $692     $  994    $1,221    $2,029
   Class B Shares(2)                 $192     $  594    $1,021    $2,029
LARGE CAP VALUE FUND
   Class B Shares(1)                 $691     $  991    $1,216    $2,018
   Class B Shares(2)                 $191     $  591    $1,016    $2,018
MID CAP VALUE FUND
   Class B Shares(1)                 $702     $1,024    $1,273    $2,136
   Class B Shares(2)                 $202     $  624    $1,073    $2,136
MULTI-FACTOR MID CAP GROWTH FUND
   Class B Shares(1)                 $689     $1,151    $1,485    $2,571
   Class B Shares(2)                 $189     $  751    $1,285    $2,571
MULTI-FACTOR SMALL CAP VALUE FUND
   Class B Shares(1)                 $720     $1,079    $1,364    $2,326
   Class B Shares(2)                 $220     $  679    $1,164    $2,326
S&P 500 INDEX FUND
   Class B Shares(1)                 $638     $  831    $  945    $1,432
   Class B Shares(2)                 $138     $  431    $  745    $1,432
SMALL CAP CORE FUND
   Class B Shares(1)                 $717     $1,070    $1,349    $2,294
   Class B Shares(2)                 $217     $  670    $1,149    $2,294
SMALL CAP GROWTH FUND
   Class B Shares(1)                 $727     $1,235    $1,625    $2,851
   Class B Shares(2)                 $227     $  835    $1,425    $2,851


(1)  If you redeem your shares at the end of the period.

(2)  If you do not redeem your shares at the end of the period.

MONEY MARKET FUNDS
ALLEGIANT MONEY MARKET FUND

FUND SUMMARY

INVESTMENT OBJECTIVE

High current income consistent with stability of principal while maintaining liquidity

PRINCIPAL INVESTMENT STRATEGY

Investing in a portfolio of high quality short-term debt securities designed to allow the Fund to maintain a stable net asset value of $1.00 per share

PRINCIPAL RISKS

Interest rate risk, credit risk, counterparty risk, stable NAV risk

TICKER SYMBOL

AMBXX

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests in a variety of high quality, short-term U.S. dollar-denominated money market securities, including certificates of deposit, time deposits and other obligations issued by domestic and foreign banks, as well as commercial paper. Foreign obligations are obligations (limited to commercial paper and other notes) issued or guaranteed by a foreign government or other entity located or organized in a foreign country that maintains a sovereign debt rating in the highest short-term rating category by at least two NRSROs or, if only one NRSRO has rated such debt, then by that NRSRO (or, if unrated, determined by the Adviser to be of comparable quality).

The Fund also may invest in obligations issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government and in repurchase agreements collateralized by government obligations and issued by financial institutions such as banks and broker-dealers. High quality money market instruments are securities that present minimal credit risks as determined by the Adviser and generally include securities that are rated at the time of purchase by at least two NRSROs or, if only one NRSRO has rated such securities, then by that NRSRO, in the highest rating category for such securities, and certain securities that are not rated but are of comparable quality as determined by the Adviser.

In selecting investments for the Fund, the Adviser actively buys throughout the money market yield curve, managing maturities to meet or exceed shareholder liquidity needs while seeking the highest possible yield consistent with the Fund's risk profile.

As a money market fund, the Fund invests only in instruments with remaining maturities of 397 days or less (or in variable or floating rate obligations with maturities that may exceed 397 days if they meet certain conditions) that the Adviser believes present minimal credit risk. The Fund maintains an average weighted maturity of 90 days or less.

For more information about the Fund's principal risks, principal strategies and other investments, see "More Information About Principal Risks" on page 52, and "More Information About Principal Investment Strategies" and "More Information About Fund Investments" in Appendix A.


PERFORMANCE INFORMATION

The bar chart and the performance table below provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. The bar chart does not reflect the deduction of any applicable sales charges. If sales charges had been deducted, returns would be less than those shown below. Average annual return calculations reflect the deduction of applicable sales charges. As with all mutual funds, the Fund's past performance does not predict the Fund's future performance.

                           CALENDAR YEAR TOTAL RETURNS

                               (PERFORMANCE GRAPH)


1999   4.08%
2000   5.24%
2001   2.93%
2002   0.59%
2003   0.53%
2004   0.58%
2005   1.90%
2006   3.77%
2007   3.99%


Best Quarter    1.35%   (12/31/00)
Worst Quarter   0.10%    (6/30/04)


The Fund's year-to-date total return for Class B Shares through June 30, 2008 was 1.02%.


AVERAGE ANNUAL TOTAL RETURNS


(For the periods ended December 31, 2007)



                                                                     SINCE      DATE OF
CLASS B SHARES                                  1 YEAR   5 YEARS   INCEPTION   INCEPTION
--------------                                  ------   -------   ---------   ---------
Allegiant Money Market Fund                      3.99%    2.14%      2.93%       1/5/98



FOR CURRENT YIELD INFORMATION ON THE FUND, CALL 1-800-622-FUND (3863) OR VISIT OUR WEBSITE AT ALLEGIANTFUNDS.COM. THE FUND'S YIELD ALSO APPEARS IN THE WALL STREET JOURNAL EACH THURSDAY.


FUND FEES AND EXPENSES

See page 28 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

                                                              MONEY MARKET FUNDS
                                          ALLEGIANT TAX EXEMPT MONEY MARKET FUND

FUND SUMMARY

INVESTMENT OBJECTIVE

High current interest income exempt from federal income tax consistent with stability of principal while maintaining liquidity

PRINCIPAL INVESTMENT STRATEGY

Investing in a portfolio of high quality short-term municipal money market instruments designed to allow the Fund to maintain a stable net asset value of $1.00 per share and generate income exempt from federal income tax

PRINCIPAL RISKS

Interest rate risk, credit risk, stable NAV risk

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in high quality, short-term money market instruments issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities that pay interest exempt from federal income taxes ("municipal money market instruments"). However, Fund dividends will generally be taxable for state and local income tax purposes. Also, some Fund dividends may be taxable for federal income tax purposes if the Fund, as it is permitted to do, invests some of its assets in taxable instruments. High quality money market instruments are securities that present minimal credit risks as determined by the Adviser and generally include securities that are rated at the time of purchase by at least two NRSROs or, if only one NRSRO has rated such securities, then by that NRSRO, in the two highest rating categories for such securities, and certain securities that are not rated but are of comparable quality as determined by the Adviser.

As a matter of fundamental policy, the Fund invests its assets so that at least 80% of its annual interest income is not only exempt from regular federal income tax, but is not considered a preference item for purposes of the federal alternative minimum tax.

In managing the Fund, the Adviser assesses current and projected market conditions, particularly interest rates. Based on this assessment and a separate credit analysis, the Adviser uses gradual shifts in portfolio maturity to respond to expected changes and selects securities that it believes offer the most attractive risk/return trade off.

As a money market fund, the Fund invests only in instruments with remaining maturities of 397 days or less (or in variable or floating rate obligations with maturities that may exceed 397 days if they meet certain conditions) that the Adviser believes present minimal credit risk. The Fund maintains an average weighted maturity of 90 days or less.

For more information about the Fund's principal risks, principal strategies and other investments, see "More Information About Principal Risks" on page 52, and "More Information About Principal Investment Strategies" and "More Information About Fund Investments" in Appendix A.


PERFORMANCE INFORMATION

Class B Shares of the Fund had not commenced operations as of the date of this prospectus. For this reason, the performance shown below is for another class of shares (Class A Shares) that is not offered in this prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses.


The bar chart and the performance table below provide an indication of the risks of investing in the Fund by showing changes in the Fund's Class A Shares performance from year to year and by showing the Fund's Class A Shares average annual returns. All returns include the reinvestment of dividends and distributions. The bar chart does not reflect the deduction of any applicable sales charges. If sales charges had been deducted, returns would be less than those shown below. Average annual return calculations reflect the deduction of applicable sales charges. As with all mutual funds, the Fund's past performance does not predict the Fund's future performance.

                           CALENDAR YEAR TOTAL RETURNS

                               (PERFORMANCE GRAPH)


1998   3.08%
1999   2.80%
2000   3.68%
2001   2.73%
2002   0.94%
2003   0.50%
2004   0.65%
2005   1.85%
2006   2.94%
2007   3.17%



Best Quarter    0.97%  (12/31/00)
Worst Quarter   0.09%   (9/30/03)



The Fund's year-to-date total return for Class A Shares through June 30, 2008 was 0.98%.


AVERAGE ANNUAL TOTAL RETURNS


(For the periods ended December 31, 2007)



CLASS A SHARES                                  1 YEAR   5 YEARS   10 YEARS
--------------                                  ------   -------   --------
Allegiant Tax Exempt Money Market Fund           3.17%    1.81%      2.19%



FOR CURRENT YIELD INFORMATION ON THE FUND, CALL 1-800-622-FUND (3863) OR VISIT OUR WEBSITE AT ALLEGIANTFUNDS.COM. THE FUND'S YIELD ALSO APPEARS IN THE WALL STREET JOURNAL EACH THURSDAY.


FUND FEES AND EXPENSES

See page 28 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

MONEY MARKET FUNDS
FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)


                                                          TAX EXEMPT
                                          MONEY MARKET   MONEY MARKET
CLASS B SHARES                                FUND           FUND
--------------                            ------------   ------------
Maximum Sales Charge (Load)
Imposed on Purchases
   (as a percentage of offering price)        None            None
Maximum Deferred Sales Charge (Load)
   (as a percentage of net asset
   value)(1)                                  5.00%           5.00%
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
   and Other Distributions
   (as a percentage of offering price)        None            None
Redemption Fee (as a percentage
   of amount redeemed, if applicable)         None            None
Exchange Fee                                  None            None


ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


Investment Advisory Fees                      0.25%(3)        0.20%*
Distribution (12b-1) Fees                     0.75%           0.75%
Other Expenses:
Shareholder Servicing Fees(2)                 0.25%           0.25%
   Other                                      0.10%           0.10%
   Total Other Expenses                       0.35%           0.35%
Total Annual Fund
Operating Expenses                            1.35%(3)        1.30%*


*    EXPENSES ARE BASED ON AMOUNTS INCURRED BY THE FUND DURING ITS MOST
     RECENT FISCAL YEAR (ADJUSTED FOR CURRENT DISTRIBUTION (12b-1) FEES EXPECTED TO BE INCURRED). A VOLUNTARY WAIVER OF INVESTMENT ADVISORY FEES BY THE ADVISER, AS DESCRIBED BELOW, IS EXPECTED TO REMAIN IN EFFECT UNTIL AT LEAST MAY 31, 2009 BUT MAY BE CHANGED OR TERMINATED BY THE ADVISER AT ANY TIME. AFTER THIS WAIVER, ACTUAL INVESTMENT ADVISORY FEES AND TOTAL ANNUAL FUND OPERATING EXPENSES WOULD BE:



                                        TAX EXEMPT
                                       MONEY MARKET
                                           FUND
                                       ------------
Investment Advisory Fees                   0.15%
Total Annual Fund Operating Expenses       1.25%



(1) This amount applies to redemptions during the first and second years. The deferred sales charge decreases to 4.0%, 3.0% and 2.0% for redemptions made during the third through fifth years, respectively. No deferred sales charge is charged after the fifth year. For more information see "Contingent Deferred Sales Charges."



(2) Certain financial institutions may provide administrative services to their customers who own Class B Shares and may be paid up to 0.25% (on an annualized basis) of the net asset value of the respective share classes. For further information, see "Shareholder Services Plan" in the Statement of Additional Information.



(3) For the Money Market Fund, the "Investment Advisory Fees" and "Total Annual Fund Operating Expenses" have been restated to reflect a reduced contractual advisory fee effective October 1, 2008.


For more information about these fees, see "Investment Adviser, Sub-Adviser and Investment Teams" and "Distribution and Shareholder Service Plans."

                                                              MONEY MARKET FUNDS
                                              FUND FEES AND EXPENSES (CONTINUED)

EXAMPLES

These Examples are intended to help you compare the cost of investing in each of the Money Market Funds (without any applicable waivers) with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in Class B Shares of a Fund for the time periods indicated and that you redeem your shares at the end of those periods.

The Examples also assume that your investment has a 5% return each year, Fund expenses remain the same, and that you reinvest all dividends and distributions, and your Class B Shares convert to Class A Shares after eight years. Although your actual costs may be different, your approximate costs would be:


                               1 YEAR   3 YEARS   5 YEARS   10 YEARS
                               ------   -------   -------   --------
MONEY MARKET FUND
   Class B Shares(1)            $637      $828      $939     $1,426
   Class B Shares(2)            $137      $428      $739     $1,426
TAX EXEMPT MONEY MARKET FUND
   Class B Shares(1)            $627      $812      $913     $1,369
   Class B Shares(2)            $127      $412      $713     $1,369


(1)  If you redeem your shares at the end of the period.

(2)  If you do not redeem your shares at the end of the period.

FIXED INCOME FUNDS
ALLEGIANT BOND FUND

FUND SUMMARY

INVESTMENT OBJECTIVE

Current income as well as preservation of capital

PRINCIPAL INVESTMENT STRATEGY

Investing in investment grade fixed income securities, while maintaining a dollar-weighted average maturity of between four and twelve years

PRINCIPAL RISKS

Market risk, interest rate risk, prepayment/extension risk, credit risk, active trading risk, derivatives risk

TICKER SYMBOL

ABDBX

PRINCPAL INVESTMENT STRATEGIES

The Fund invests primarily in a diversified portfolio of investment grade fixed income securities. The dollar-weighted average maturity of the Fund's portfolio is expected to range from four to twelve years. Under normal circumstances, the Fund invests at least 80% of the value of its net assets plus any borrowings for investment purposes in investment grade fixed income securities. The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy.

The Fund invests primarily in fixed income securities of all types, including but not limited to obligations of corporate and U.S. government issuers and mortgage-backed and asset-backed securities. Corporate obligations may include bonds, notes and debentures. U.S. government securities may include securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government, such as The Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("Freddie Mac") and Federal Home Loan Banks ("FHLBs"), as well as obligations issued or guaranteed by the U.S. government, including U.S. Treasury bills, notes and bonds. Investment grade fixed income securities are those rated in one of the four highest rating categories by at least one NRSRO, or, if unrated, determined by the Adviser to be of comparable quality.

If a security is downgraded, the Adviser will reevaluate the holding to determine what action, including the sale of such security, is in the best interests of investors. In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

The Fund may use derivatives as a substitute for taking a position in an underlying asset, to increase returns to manage risk or as part of a hedging strategy. The extent of the Fund's exposure to these instruments is subject to the regulation and guidance of the SEC and the instrument's liquidity.


For more information about the Fund's principal risks, principal strategies and other investments, see "More Information About Principal Risks" on page 52, and "More Information About Principal Investment Strategies" and "More Information About Fund Investments" in Appendix A.



PERFORMANCE INFORMATION

Performance information before June 9, 2000 represents performance of the Parkstone Bond Fund which was reorganized into the Allegiant Bond Fund on that date.

The bar chart and the performance table below provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. The bar chart does not reflect the deduction of any applicable sales charges. If sales charges had been deducted, returns would be less than those shown below. Average annual return calculations reflect the deduction of applicable sales charges. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict the Fund's future performance.

                           CALENDAR YEAR TOTAL RETURNS

                               (PERFORMANCE GRAPH)


1998     6.12%
1999    -2.76%
2000     6.49%
2001     6.52%
2002     8.95%
2003     3.08%
2004     2.80%
2005     1.23%
2006     3.25%
2007     5.25%


Best Quarter     4.25%   (9/30/02)
Worst Quarter   -2.71%   (6/30/04)


The Fund's year-to-date total return for Class B Shares through June 30, 2008 was 0.44%.

                                                              FIXED INCOME FUNDS
                                                             ALLEGIANT BOND FUND

AVERAGE ANNUAL TOTAL RETURNS


(For the periods ended December 31, 2007)




CLASS B SHARES                                  1 YEAR   5 YEARS   10 YEARS
--------------                                  ------   -------   --------
Allegiant Bond Fund
   Returns Before Taxes                          5.25%    3.11%      4.22%
   Returns After Taxes on Distributions(1)       3.92%    1.93%      2.59%
   Returns After Taxes on Distributions
      and Sale of Fund Shares(1)                 3.39%    1.96%      2.60%
Lehman Brothers U.S. Aggregate Bond Index(2)
   (reflects no deduction for
   fees, expenses or taxes)                      6.97%    4.42%      5.97%


(1) AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES, RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

(2) THE LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX IS AN UNMANAGED, FIXED INCOME, MARKET VALUE-WEIGHTED INDEX THAT INCLUDES TREASURY ISSUES, AGENCY ISSUES, CORPORATE BOND ISSUES AND MORTGAGE-BACKED SECURITIES.

FUND FEES AND EXPENSES

See page 41 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

FIXED INCOME FUNDS
ALLEGIANT GOVERNMENT MORTGAGE FUND

FUND SUMMARY

INVESTMENT OBJECTIVE

Current income as well as preservation of capital

PRINCIPAL INVESTMENT STRATEGY

Investing in mortgage-related securities issued or guaranteed by the U.S. government, while maintaining a dollar-weighted average maturity of between three and ten years

PRINCIPAL RISKS

Market risk, interest rate risk, prepayment/extension risk, credit risk, active trading risk

TICKER SYMBOL

AUSGX

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests in a diversified portfolio of mortgage-related securities issued or guaranteed by the U.S. government. The dollar-weighted average maturity of the Fund's portfolio is expected to range from three to ten years. Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government, such as GNMA, FNMA, Freddie Mac and FHLBs, as well as obligations issued or guaranteed by the U.S. government, including Treasury bills, notes, bonds and certificates of indebtedness. The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy.

The Fund may invest the portion of its assets not subject to the 80% requirement stated above in other types of investments, including securities issued by non-governmental issuers, such as mortgage-related debt securities, asset-backed debt securities, commercial paper and preferred stock. In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.


For more information about the Fund's principal risks, principal strategies and other investments, see "More Information About Principal Risks" on page 52, and "More Information About Principal Investment Strategies" and "More Information About Fund Investments" in Appendix A.



PERFORMANCE INFORMATION


Performance information before June 10, 2000 represents performance of the Parkstone U.S. Government Income Fund which was reorganized into the Allegiant Government Mortgage Fund on that date.

The bar chart and the performance table below provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. The bar chart does not reflect the deduction of any applicable sales charges. If sales charges had been deducted, returns would be less than those shown below. Average annual return calculations reflect the deduction of applicable sales charges. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict the Fund's future performance.

                           CALENDAR YEAR TOTAL RETURNS

                              (PERFORMANCE GRAPH)


1998     6.69%
1999     0.20%
2000     9.22%
2001     6.49%
2002     7.16%
2003     1.27%
2004     3.21%
2005     1.15%
2006     3.81%
2007     5.43%



Best Quarter      3.74%   (9/30/01)
Worst Quarter    -1.32%   (6/30/04)



The Fund's year-to-date total return for Class B Shares through June 30, 2008 was 1.20%.


AVERAGE ANNUAL TOTAL RETURNS


(For the periods ended December 31, 2007)



CLASS B SHARES                                        1 YEAR   5 YEARS   10 YEARS
--------------                                        ------   -------   --------
Allegiant Government Mortgage Fund
   Returns Before Taxes                                5.43%    2.96%     4.52%
   Returns After Taxes on Distributions(1)             3.98%    1.62%     2.79%
   Returns After Taxes on Distributions
      and Sale of Fund Shares(1)                       3.50%    1.74%     2.79%
Lehman Brothers Mortgage-Backed Securities Index(2)
   (reflects no deduction for
   fees, expenses or taxes)                            6.96%    4.50%     5.91%


(1) AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES, RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

(2)  THE LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX IS A
     WIDELY-RECOGNIZED, UNMANAGED INDEX OF MORTGAGE-BACKED SECURITIES ISSUED BY GNMA, FREDDIE MAC, AND FNMA. ALL SECURITIES IN THE INDEX ARE RATED AAA, WITH MATURITIES OF AT LEAST ONE YEAR.

FUND FEES AND EXPENSES

See page 41 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

                                                              FIXED INCOME FUNDS
                                                ALLEGIANT INTERMEDIATE BOND FUND

FUND SUMMARY

INVESTMENT OBJECTIVE

High current income as well as preservation of capital

PRINCIPAL INVESTMENT STRATEGY

Investing in investment grade fixed income securities, while maintaining a dollar-weighted average maturity of between three and ten years

PRINCIPAL RISKS

Market risk, interest rate risk, prepayment/extension risk, credit risk, active trading risk, derivatives risk

TICKER SYMBOL

AIMBX


PRINCIPAL INVESTMENT STRATEGIES

The Fund invests in a diversified portfolio of investment grade fixed income securities. The dollar-weighted average maturity of the Fund's portfolio is expected to range from three to ten years. Under normal circumstances, the Fund invests at least 80% of the value of its net assets plus any borrowings for investment purposes in domestic and foreign investment grade fixed income securities. The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy.

The Fund invests primarily in fixed income securities of all types, including obligations of corporate and U.S. and foreign governmental issuers and mortgage-backed and asset-backed securities. Corporate obligations include bonds, notes and debentures. U.S. government securities may include securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government, such as GNMA, FNMA, Freddie Mac and FHLBs, as well as obligations issued or guaranteed by the U.S. government, including U.S. Treasury bills, notes and bonds. Investment grade fixed income securities are those rated in one of the four highest rating categories by at least one NRSRO, or, if unrated, determined by the Adviser to be of comparable quality.

If a security is downgraded, the Adviser will reevaluate the holding to determine what action, including the sale of such security, is in the best interests of investors. In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

The Fund may use derivatives as a substitute for taking a position in an underlying asset, to increase returns, to manage risk or as part of a hedging strategy. The extent of the Fund's exposure to these instruments is subject to the regulation and guidance of the SEC and the instrument's liquidity.

For more information about the Fund's principal risks, principal strategies and other investments, see "More Information About Principal Risks" on page 52, and "More Information About Principal Investment Strategies" and "More Information About Fund Investments" in Appendix A.


PERFORMANCE INFORMATION

The bar chart and the performance table below provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. The bar chart does not reflect the deduction of any applicable sales charges. If sales charges had been deducted, returns would be less than those shown below. Average annual return calculations reflect the deduction of applicable sales charges. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict the Fund's future performance.

                           CALENDAR YEAR TOTAL RETURNS

                              (PERFORMANCE GRAPH)


1999    -0.98%
2000     5.77%
2001     6.95%
2002     8.79%
2003     3.12%
2004     1.76%
2005     0.40%
2006     2.81%
2007     5.70%


Best Quarter      4.52%   (9/30/02)
Worst Quarter    -2.70%   (6/30/04)


The Fund's year-to-date total return for Class B Shares through June 30, 2008 was 1.37%.

FIXED INCOME FUNDS
ALLEGIANT INTERMEDIATE BOND FUND

AVERAGE ANNUAL TOTAL RETURNS


(For the periods ended December 31, 2007)



                                                                                SINCE      DATE OF
CLASS B SHARES                               1 YEAR   5 YEARS   10 YEARS(1)   INCEPTION   INCEPTION
--------------                               ------   -------   -----------   ---------   ---------
Allegiant Intermediate Bond Fund                                                           1/6/98
   Returns Before Taxes                       5.70%    2.74%       4.21%        4.11%
   Returns After Taxes on Distributions(2)    4.45%    1.71%       2.67%        2.57%
   Returns After Taxes on Distributions
      and Sale of Fund Shares(2)              3.68%    1.74%       2.64%        2.56%
Lehman Brothers Intermediate U.S.
Government/Credit Bond Index(3)
   (reflects no deduction for                                                               Since
   fees, expenses or taxes)                   7.39%    4.06%       5.76%        5.76%      12/31/97



(1) THE PERFORMANCE INFORMATION FOR 10 YEARS INCLUDES THE PERFORMANCE OF CLASS A SHARES OF THE FUND, ADJUSTED TO REFLECT CLASS B SHARES FEES, EXPENSES AND MAXIMUM SALES CHARGES, THROUGH THE DATE OF CLASS B SHARES INCEPTION.

(2) AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES, RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

(3) THE LEHMAN BROTHERS INTERMEDIATE U.S. GOVERNMENT/CREDIT BOND INDEX IS AN UNMANAGED INDEX THAT IS REPRESENTATIVE OF INTERMEDIATE-TERM BONDS.


FUND FEES AND EXPENSES

See page 41 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

                                                              FIXED INCOME FUNDS
                                            ALLEGIANT LIMITED MATURITY BOND FUND

FUND SUMMARY

INVESTMENT OBJECTIVE

Current income as well as preservation of capital

PRINCIPAL INVESTMENT STRATEGY

Investing in investment grade fixed income securities, while maintaining a dollar-weighted average maturity of between one and five years

PRINCIPAL RISKS

Market risk, interest rate risk, prepayment/extension risk, credit risk, active trading risk

TICKER SYMBOL

AINBX

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests in a diversified portfolio of investment grade fixed income securities. The dollar-weighted average maturity of the Fund's portfolio is expected to range from one to five years. Under normal circumstances, the Fund invests at least 80% of the value of its net assets plus any borrowings for investment purposes in investment grade fixed income securities. The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy.

The Fund invests primarily in fixed income securities of all types, including obligations of corporate and U.S. government issuers, mortgage-backed and asset-backed securities. Corporate obligations may include bonds, notes and debentures. U.S. government securities may include securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government, such as GNMA, FNMA, Freddie Mac and FHLBs, as well as obligations issued or guaranteed by the U.S. government, including U.S. Treasury bills, notes and bonds. Investment grade fixed income securities are those rated in one of the four highest rating categories by at least one NRSRO, or, if unrated, determined by the Adviser to be of comparable quality.

If a security is downgraded, the Adviser will reevaluate the holding to determine what action, including the sale of such security, is in the best interests of investors. In buying and selling securities for the Fund, the Adviser considers a number of factors including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

For more information about the Fund's principal risks, principal strategies and other investments, see "More Information About Principal Risks" on page 52, and "More Information About Principal Investment Strategies" and "More Information About Fund Investments" in Appendix A.


PERFORMANCE INFORMATION

The bar chart and the performance table below provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. The bar chart does not reflect the deduction of any applicable sales charges. If sales charges had been deducted, returns would be less than those shown below. Average annual return calculations reflect the deduction of applicable sales charges. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict the Fund's future performance.

                           CALENDAR YEAR TOTAL RETURNS

                               (PERFORMANCE GRAPH)


2000   3.49%
2001   8.13%
2002   4.46%
2003   1.26%
2004   0.14%
2005   0.84%
2006   3.31%
2007   4.89%


Best Quarter     3.37%    (3/31/01)
Worst Quarter   -1.37%    (6/30/04)


The Fund's year-to-date total return for Class B Shares through June 30, 2008 was 1.71%.

FIXED INCOME FUNDS
ALLEGIANT LIMITED MATURITY BOND FUND

AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2007)



                                                                                   SINCE      DATE OF
CLASS B SHARES                                  1 YEAR   5 YEARS   10 YEARS(1)   INCEPTION   INCEPTION
--------------                                  ------   -------   -----------   ---------   ---------
Allegiant Limited Maturity Bond Fund                                                          8/11/99
   Returns Before Taxes                          4.89%     2.07%      3.45%         3.36%
   Returns After Taxes on Distributions(2)       3.70%     1.21%      2.04%         2.13%
   Returns After Taxes on Distributions
      and Sale of Fund Shares(2)                 3.16%     1.26%      2.07%         2.11%
Merrill Lynch 1-3 Year U.S.
Corporate/Government Index(3)
   (reflects no deduction for                                                                  Since
   fees, expenses or taxes)                      6.87%     3.35%      4.96%         4.88%     7/31/99



(1) THE PERFORMANCE INFORMATION FOR 10 YEARS INCLUDES THE PERFORMANCE OF CLASS A SHARES OF THE FUND, ADJUSTED TO REFLECT CLASS B SHARES FEES, EXPENSES AND MAXIMUM SALES CHARGES, THROUGH THE DATE OF CLASS B SHARES INCEPTION.

(2) AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES, RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

(3) THE MERRILL LYNCH 1-3 YEAR U.S. CORPORATE/GOVERNMENT INDEX IS A MARKET CAPITALIZATION WEIGHTED, UNMANAGED INDEX INCLUDING U.S. TREASURY AND AGENCY BONDS AND U.S. FIXED COUPON INVESTMENT GRADE CORPORATE BONDS (U.S. DOMESTIC AND YANKEE/GLOBAL BONDS). U.S. TREASURY BONDS MUST HAVE AT LEAST $1 BILLION FACE VALUE OUTSTANDING AND AGENCY AND CORPORATE BONDS MUST HAVE AT LEAST $150 MILLION FACE VALUE OUTSTANDING TO BE INCLUDED IN THE INDEX. BOTH TOTAL RETURN AND PRICE RETURNS ARE CALCULATED DAILY. PRICES ARE TAKEN AS OF APPROXIMATELY 3 P.M. EASTERN TIME. QUALITY RANGE IS BBB3-AAA BASED ON COMPOSITE MOODY AND S&P RATINGS. MATURITIES FOR ALL BONDS ARE GREATER THAN OR EQUAL TO ONE YEAR AND LESS THAN THREE YEARS. FLOATERS, EQUIPMENT TRUST CERTIFICATES, AND TITLE 11 SECURITIES ARE EXCLUDED.


FUND FEES AND EXPENSES

See page 41 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

                                                              FIXED INCOME FUNDS
                                           ALLEGIANT TOTAL RETURN ADVANTAGE FUND

FUND SUMMARY

INVESTMENT OBJECTIVE

Current income as well as capital appreciation

PRINCIPAL INVESTMENT STRATEGY


Investing in investment grade fixed income securities, while maintaining a dollar-weighted average maturity of between four and twelve years


PRINCIPAL RISKS

Market risk, credit risk, interest rate risk, prepayment/extension risk, active trading risk, derivatives risk

TICKER SYMBOL

ATRBX

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests in a diversified portfolio of investment grade fixed income securities. The dollar-weighted average maturity of the Fund's portfolio is expected to range from four to twelve years. Under normal circumstances, the Fund invests at least 80% of the value of its net assets in investment grade debt securities. The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy.

The Fund invests primarily in fixed income securities of all types, including asset-backed securities and mortgage-backed securities and obligations of corporate and U.S. government issuers. Corporate obligations may include bonds, notes and debentures. U.S. government securities may include securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government, such as GNMA, FNMA, Freddie Mac and FHLBs, as well as obligations issued or guaranteed by the U.S. government, including U.S. Treasury bills, notes and bonds. Investment grade fixed income securities are those rated in one of the four highest rating categories by at least one NRSRO, or, if unrated, determined by the Adviser to be of comparable quality.

If a security is downgraded, the Adviser will reevaluate the holding to determine what action, including the sale of such security, is in the best interests of investors. In buying and selling securities for the Fund, the Adviser uses a number of strategies, including duration/maturity management, sector allocation and individual security selection. The Fund may invest up to 20% of its assets in fixed income securities that are unrated or rated below investment grade, sometimes known as "junk bonds." Junk bonds may offer higher yields than higher rated securities with similar maturities, but also may possess greater volatility and greater risk of loss of principal and interest than more highly-rated securities. The Fund does not intend to invest in junk bonds rated by Standard & Poor's at the time of purchase below C or that are of equivalent quality as determined by the Adviser. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

The Fund may use derivatives as a substitute for taking a position in an underlying asset, to increase returns, to manage risk or as part of a hedging strategy. The extent of the Fund's exposure to these instruments is subject to the regulation and guidance of the SEC and the instrument's liquidity.

For more information about the Fund's principal risks, principal strategies and other investments, see "More Information About Principal Risks" on page 52, and "More Information About Principal Investment Strategies" and "More Information About Fund Investments" in Appendix A.


PERFORMANCE INFORMATION

The bar chart and the performance table below provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. The bar chart does not reflect the deduction of any applicable sales charges. If sales charges had been deducted, returns would be less than those shown below. Average annual return calculations reflect the deduction of applicable sales charges. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict the Fund's future performance.

                           CALENDAR YEAR TOTAL RETURNS

                              (PERFORMANCE GRAPH)


2000   11.66%
2001    6.35%
2002   10.13%
2003    4.13%
2004    2.91%
2005    1.44%
2006    2.71%
2007    5.31%


Best Quarter     5.54%  (9/30/02)
Worst Quarter   -3.25%  (6/30/04)


The Fund's year-to-date total return for Class B Shares through June 30, 2008 was 0.01%.

FIXED INCOME FUNDS
ALLEGIANT TOTAL RETURN ADVANTAGE FUND

AVERAGE ANNUAL TOTAL RETURNS


(For the periods ended December 31, 2007)



                                                                                   SINCE      DATE OF
CLASS B SHARES                                  1 YEAR   5 YEARS   10 YEARS(1)   INCEPTION   INCEPTION
--------------                                  ------   -------   -----------   ---------   ---------
Allegiant Total Return Advantage Fund                                                         9/29/99
   Returns Before Taxes                          5.31%    3.29%       4.86%        5.36%
   Returns After Taxes on Distributions(2)       3.92%    1.95%       3.06%        3.68%
   Returns After Taxes on Distributions
      and Sale of Fund Shares(2)                 3.43%    2.06%       3.07%        3.61%
Lehman Brothers U.S.
Government/Credit Index(3)
   (reflects no deduction for                                                                 Since
   fees, expenses or taxes)                      7.23%    4.44%       6.01%        6.39%     9/30/99


(1) THE PERFORMANCE INFORMATION FOR 10 YEARS INCLUDES THE PERFORMANCE OF CLASS A SHARES OF THE FUND, ADJUSTED TO REFLECT CLASS B SHARES FEES, EXPENSES AND MAXIMUM SALES CHARGES, THROUGH THE DATE OF CLASS B SHARES INCEPTION.

(2) AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES, RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

(3) THE LEHMAN BROTHERS U.S. GOVERNMENT/CREDIT INDEX IS A WIDELY RECOGNIZED, UNMANAGED INDEX OF GOVERNMENT AND CORPORATE DEBT SECURITIES RATED INVESTMENT GRADE OR BETTER, WITH MATURITIES OF AT LEAST ONE YEAR.


FUND FEES AND EXPENSES

See page 42 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

                                                              FIXED INCOME FUNDS
                                                 ALLEGIANT ULTRA SHORT BOND FUND

FUND SUMMARY

INVESTMENT OBJECTIVE

High current income while preserving capital

PRINCIPAL INVESTMENT STRATEGY

Investing in high-quality fixed income securities, while maintaining a dollar-weighted average maturity of less than 18 months

PRINCIPAL RISKS

Market risk, credit risk, interest rate risk, prepayment/extension risk, active trading risk

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests in a diversified portfolio of high-quality fixed income securities. The dollar-weighted average maturity of the Fund's portfolio is expected to be less than 18 months. Under normal circumstances, at least 80% of the Fund's net assets plus any borrowings for investment purposes will be invested in debt securities, primarily U.S. government securities, corporate bonds, asset-backed securities and mortgage-backed securities. U.S. government securities may include securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government, such as GNMA, FNMA, Freddie Mac and FHLBs, as well as obligations issued or guaranteed by the U.S. government, including U.S. Treasury bills, notes and bonds. The Fund will provide shareholders with at least 60 days' written notice before changing this 80% policy.

Duration measures price volatility by estimating the change in price of a debt security in response to changes in interest rates. For example, with a rise of 1% in interest rates, a bond's value may be expected to fall approximately 1% for each year of its duration. Thus, the higher the Fund's duration, the more volatile the price of its shares will be. The Adviser may adjust the Fund's average duration to take advantage of either an expected increase or decrease in interest rates.

If a security is downgraded, the Adviser will reevaluate the holding to determine what action, including the sale of such security, is in the best interests of investors. In buying and selling securities for the Fund, the Adviser considers a number of factors, including yield to maturity, maturity, quality and the outlook for particular issuers and market sectors. The Adviser will primarily seek to add value by emphasizing market sectors and individual securities that, based on historical yield relationships, represent an attractive valuation. Normally, all securities purchased by the Fund will be rated investment grade at the time of purchase, or be of comparable quality if unrated. The Fund also utilizes an active trading approach. The Adviser may choose to sell a holding when it, in the Adviser's view, no longer offers attractive growth prospects or to take advantage of a better investment opportunity.


For more information about the Fund's principal risks, principal strategies and other investments, see "More Information About Principal Risks" on page 52, and "More Information About Principal Investment Strategies" and "More Information About Fund Investments" in Appendix A.


PERFORMANCE INFORMATION

Class B Shares of the Fund had not commenced operations as of this date of this prospectus. For this, reason, the performance information shown below is for another class of shares (Class A Shares) that is not offered in this prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses or sales charges.

The bar chart and the performance table below provide an indication of the risks of investing in the Fund by showing changes in the Fund's Class A Shares performance from year to year and by showing how the Fund's Class A Shares average annual returns compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. The bar chart does not reflect the deduction of any applicable sales charges. If sales charges had been deducted, returns would be less than those shown below. Average annual return calculations reflect the deduction of applicable sales charges. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict the Fund's future performance.

                           CALENDAR YEAR TOTAL RETURNS

                               (PERFORMANCE GRAPH)


2004   0.69%
2005   1.98%
2006   4.16%
2007   5.35%



Best Quarter     1.59%  (9/30/07)
Worst Quarter   -0.42%  (6/30/04)



The Fund's year-to-date total return for Class A Shares through June 30, 2008 was 2.37%.

FIXED INCOME FUNDS
ALLEGIANT ULTRA SHORT BOND FUND

AVERAGE ANNUAL TOTAL RETURNS


(For the periods ended December 31, 2007)



                                                           SINCE      DATE OF
CLASS A SHARES                                  1 YEAR   INCEPTION   INCEPTION
--------------                                  ------   ---------   ---------
Allegiant Ultra Short Bond Fund                                        1/6/03
   Returns Before Taxes                          5.35%      2.77%
   Returns After Taxes on Distributions(1)       3.82%      1.76%
   Returns After Taxes on Distributions
      and Sale of Fund Shares(1)                 3.46%      1.77%
Merrill Lynch 1-Year U.S. Treasury Index(2)
   (reflects no deduction for                                           Since
   fees, expenses or taxes)                      5.95%      2.96%     12/31/02


(1) AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS.

(2) THE MERRILL LYNCH 1-YEAR U.S. TREASURY INDEX IS AN UNMANAGED, MARKET CAPITALIZATION WEIGHTED INDEX INCLUDING U.S. TREASURIES.


FUND FEES AND EXPENSES

See page 42 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

                                                              FIXED INCOME FUNDS
                                                          FUND FEES AND EXPENSES

These tables describe the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)


                                                            GOVERNMENT                   LIMITED
                                                             MORTGAGE    INTERMEDIATE    MATURITY
CLASS B SHARES                                  BOND FUND      FUND        BOND FUND    BOND FUND
--------------                                  ---------   ----------   ------------   ---------
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)                None        None          None          None
Maximum Deferred Sales Charge (Load)
(as a percentage of net asset value)(1)            5.00%       5.00%         5.00%         5.00%
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and Other Distributions
(as a percentage of offering price)                None         None         None          None
Redemption Fee (as a percentage
of amount redeemed, if applicable)                 None         None         None          None
Exchange Fee                                       None         None         None          None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Investment Advisory Fees(3)                        0.45%       0.40%         0.40%         0.35%
Distribution (12b-1) Fees                          0.75%       0.75%         0.75%         0.75%
Other Expenses:
   Shareholder Servicing Fees(2)                   0.25%       0.25%         0.25%         0.25%
   Other                                           0.13%       0.18%         0.13%         0.15%
Total Other Expenses                               0.38%       0.43%         0.38%         0.40%
Total Annual Fund
Operating Expenses(3)                              1.58%       1.58%         1.53%         1.50%


SEE PAGE 42 FOR ALL OTHER FOOTNOTES.

FIXED INCOME FUNDS
FUND FEES AND EXPENSES (CONTINUED)


SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)



                                                TOTAL RETURN
                                                  ADVANTAGE    ULTRA SHORT
CLASS B SHARES                                      FUND        BOND FUND
--------------                                  ------------   -----------
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)                 None          None
Maximum Deferred Sales Charge (Load)
(as a percentage of net asset value)(1)             5.00%         5.00%
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends
and Other Distributions
(as a percentage of offering price)                 None          None
Redemption Fee (as a percentage
of amount redeemed, if applicable)                  None          None
Exchange Fee                                        None          None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Investment Advisory Fees(3)                         0.40%         0.20%
Distribution (12b-1) Fees                           0.75%         0.75%
Other Expenses:
   Shareholder Servicing Fees(2)                    0.25%         0.25%
   Other                                            0.17%         0.17%(4)
Total Other Expenses                                0.42%         0.42%
Total Annual Fund
Operating Expenses(3)                               1.57%         1.37%



(1) This amount applies to redemptions during the first and second years. The deferred sales charge decreases to 4.0%, 3.0% and 2.0% for redemptions made during the third through fifth years, respectively. No deferred sales charge is charged after the fifth year. Class B Shares convert to Class A Shares after eight years. For more information, see "Contingent Deferred Sales Charges" section of this prospectus.

(2) Certain financial institutions may provide administrative services to their customers who own Class B Shares and may be paid up to 0.25% (on an annualized basis) of the net asset value of the respective share classes. For further information, see "Shareholder Services Plan" in the Statement of Additional Information.

(3) The "Investment Advisory Fees" and "Total Annual Fund Operating Expenses" for the Funds have been restated to reflect reduced contractual advisory fees effective October 1, 2008.

(4) Other Expenses for the Ultra Short Bond Fund include indirect fees and expenses of Acquired Funds less than 0.01% but greater than 0.005%.


For more information about these fees, see "Investment Adviser, Sub-Adviser and Investment Teams" and "Distribution and Shareholder Service Plans" below.

                                                              FIXED INCOME FUNDS
                                              FUND FEES AND EXPENSES (CONTINUED)

EXAMPLES

These Examples are intended to help you compare the cost of investing in each of the Fixed Income Funds (without any applicable waivers) with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in Class B Shares of a Fund for the time periods indicated and that you redeem your shares at the end of those periods.

The Examples also assume that your investment has a 5% return each year, Fund expenses remain the same and that you reinvest all dividends and distributions, and your Class B Shares convert to Class A Shares after eight years. Although your actual costs may be different, your approximate costs would be:


                              1 YEAR   3 YEARS   5 YEARS   10 YEARS
                              ------   -------   -------   --------
BOND FUND
   Class B Shares(1)           $661      $899     $1,060    $1,685
   Class B Shares(2)           $161      $499     $  860    $1,685

GOVERNMENT MORTGAGE FUND
   Class B Shares(1)           $661      $899     $1,060    $1,685
   Class B Shares(2)           $161      $499     $  860    $1,685

INTERMEDIATE BOND FUND
   Class B Shares(1)           $656      $883     $1,034    $1,629
   Class B Shares(2)           $156      $483     $  834    $1,629

LIMITED MATURITY BOND FUND
   Class B Shares(1)           $653      $874     $1,018    $1,596
   Class B Shares(2)           $153      $474     $  818    $1,596

TOTAL RETURN ADVANTAGE FUND
   Class B Shares(1)           $660      $896     $1,055    $1,674
   Class B Shares(2)           $160      $496     $  855    $1,674

ULTRA SHORT BOND FUND
   Class B Shares(1)           $639      $834     $  950    $1,449
   Class B Shares(2)           $139      $434     $  750    $1,449


(1)  If you redeem your shares at the end of the period.

(2)  If you do not redeem your shares at the end of the period.

TAX EXEMPT BOND FUNDS
ALLEGIANT INTERMEDIATE TAX EXEMPT BOND FUND

FUND SUMMARY

INVESTMENT OBJECTIVE

High current income while preserving capital

PRINCIPAL INVESTMENT STRATEGY

Investing in municipal obligations that pay interest that is exempt from federal income tax

PRINCIPAL RISKS

Market risk, interest rate risk, credit risk

TICKER SYMBOL

ANLBX

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests in a variety of municipal debt securities issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities. In selecting securities for the Fund to buy and sell, the Adviser considers each security's yield and total return potential relative to other available municipal securities. The Fund normally will maintain a dollar-weighted average maturity of between three and ten years.

As a matter of fundamental policy, the Fund normally invests at least 80% of its net assets plus any borrowings for investment purposes in U.S. dollar denominated securities that generate income exempt from federal income tax (including the federal alternative minimum tax). Fund dividends may be taxable for state and local income tax purposes. Also, some Fund dividends may be taxable for federal income tax purposes, such as those derived from occasional taxable investments and distributions of short and long-term capital gains.

The Fund primarily invests in investment grade securities. Investment grade municipal securities are those rated in one of the four highest rating categories as determined by at least one NRSRO, or, if unrated determined by the Adviser to be of comparable quality. If a security is downgraded, the Adviser will reevaluate whether continuing to hold the security is in the best interest of shareholders.

For more information about the Fund's principal risks, principal strategies and other investments, see "More Information About Principal Risks" on page 52, and "More Information About Principal Investment Strategies" and "More Information About Fund Investments" in Appendix A.


PERFORMANCE INFORMATION

The bar chart and the performance table below provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. The bar chart does not reflect the deduction of any applicable sales charges. If sales charges had been deducted, returns would be less than those shown below. Average annual return calculations reflect the deduction of applicable sales charges. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict the Fund's future performance.


                           CALENDAR YEAR TOTAL RETURNS

                               (PERFORMANCE GRAPH)


2000   8.12%
2001   3.65%
2002   7.51%
2003   3.01%
2004   1.34%
2005   0.66%
2006   2.51%
2007   2.87%


Best Quarter     3.49%   (6/30/02)
Worst Quarter   -2.44%   (6/30/04)


The Fund's year-to-date total return for Class B Shares through June 30, 2008 was -0.20%.


AVERAGE ANNUAL TOTAL RETURNS


(For the periods ended December 31, 2007)



                                                                     SINCE      DATE OF
CLASS B SHARES                                  1 YEAR   5 YEARS   INCEPTION   INCEPTION
--------------                                  ------   -------   ---------   ---------
Allegiant Intermediate Tax Exempt Bond Fund                                     1/28/99
   Returns Before Taxes                          2.87%    2.07%      3.02%
   Returns After Taxes on Distributions(1)       2.81%    2.03%      2.99%
   Returns After Taxes on Distributions
      and Sale of Fund Shares(1)                 2.98%    2.19%      3.04%
Lehman Brothers 7-Year Municipal Bond Index(2)
   (reflects no deduction for                                                    Since
   fees, expenses or taxes)                      5.06%    3.86%      4.70%      1/31/99


(1) AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES, RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

(2) THE LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX IS AN UNMANAGED BROAD BASED TOTAL RETURN INDEX. THE BONDS ARE INVESTMENT GRADE, FIXED RATE WITH MATURITIES OF 7-8 YEARS AND ARE SELECTED FROM ISSUES LARGER THAN $50 MILLION DATED SINCE JANUARY 1984.

FUND FEES AND EXPENSES

See page 50 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

                                                           TAX EXEMPT BOND FUNDS
                             ALLEGIANT MICHIGAN INTERMEDIATE MUNICIPAL BOND FUND

FUND SUMMARY

INVESTMENT OBJECTIVE

Current income exempt from regular federal income tax and, to the extent possible, from Michigan personal income tax, as is consistent with conservation of capital

PRINCIPAL INVESTMENT STRATEGY

Investing in municipal obligations that pay interest that is exempt from federal and Michigan personal income taxes

PRINCIPAL RISKS

Market risk, interest rate risk, credit risk, single state risk, non-diversification risk

TICKER SYMBOL

AMMUX


PRINCIPAL INVESTMENT STRATEGIES

As a matter of fundamental policy, the Fund normally invests at least 80% of its net assets plus any borrowings for investment purposes in debt securities issued by or on behalf of the State of Michigan, its political subdivisions and its agencies and instrumentalities that generate income exempt from federal and Michigan personal income taxes, but may be treated as a preference item for individuals for purposes of the federal alternative minimum tax. The Fund normally will maintain a dollar-weighted average portfolio maturity of between three and ten years. The Fund also invests in municipal securities issued by or on behalf of territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities.

Some Fund dividends may be taxable, such as dividends that are derived from occasional taxable investments and distributions of short and long-term capital gains. Also, Fund dividends will generally be subject to state and local income taxes for any shareholders who are not Michigan residents.

In selecting securities for the Fund to buy and sell, the Adviser considers each security's yield and total return potential relative to other available municipal securities. The Fund invests in investment grade securities, which are those rated in one of the four highest rating categories by at least one NRSRO, or, if unrated, determined by the Adviser to be of comparable quality. If a security is downgraded, the Adviser will reevaluate the holding to determine what action, including the sale of such security, is in the best interests of investors.

For more information about the Fund's principal risks, principal strategies and other investments, see "More Information About Principal Risks" on page 52, and "More Information About Principal Investment Strategies" and "More Information About Fund Investments" in Appendix A.


PERFORMANCE INFORMATION

Performance information before June 10, 2000 represents performance of the Parkstone Michigan Municipal Bond Fund which was reorganized into the Allegiant Michigan Intermediate Municipal Bond Fund on that date.

The bar chart and the performance table below provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. The bar chart does not reflect the deduction of any applicable sales charges. If sales charges had been deducted, returns would be less than those shown below. Average annual return calculations reflect the deduction of applicable sales charges. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict the Fund's future performance.

                           CALENDAR YEAR TOTAL RETURNS

                              (PERFORMANCE GRAPH)


1998    4.00%
1999   -2.33%
2000    7.84%
2001    3.64%
2002    7.30%
2003    3.10%
2004    0.79%
2005    0.31%
2006    2.23%
2007    3.15%


Best Quarter     3.56%      (6/30/02)
Worst Quarter   -2.19%      (6/30/99)


The Fund's year-to-date total return for Class B Shares through June 30, 2008 was -0.21%.

TAX EXEMPT BOND FUNDS
ALLEGIANT MICHIGAN INTERMEDIATE MUNICIPAL BOND FUND

AVERAGE ANNUAL TOTAL RETURNS


(For the periods ended December 31, 2007)



CLASS B SHARES                                  1 YEAR   5 YEARS   10 YEARS
--------------                                  ------   -------   --------
Allegiant Michigan Intermediate Municipal
Bond Fund
   Returns Before Taxes                          3.15%    1.91%      3.10%
   Returns After Taxes on Distributions(1)       2.85%    1.79%      3.02%
   Returns After Taxes on Distributions
      and Sale of Fund Shares(1)                 3.54%    2.11%      3.15%
Lehman Brothers 7-Year Municipal Bond Index(2)
   (reflects no deduction for
   fees, expenses or taxes)                      5.06%    3.86%      4.96%


(1) AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES, RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

(2) THE LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX IS A BROAD BASED TOTAL RETURN INDEX. THE BONDS ARE INVESTMENT GRADE, FIXED RATE WITH MATURITIES OF 7-8 YEARS AND ARE SELECTED FROM ISSUES LARGER THAN $50 MILLION DATED SINCE JANUARY 1984.


FUND FEES AND EXPENSES

See page 50 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

                                                           TAX EXEMPT BOND FUNDS
                                ALLEGIANT OHIO INTERMEDIATE TAX EXEMPT BOND FUND

FUND SUMMARY

INVESTMENT OBJECTIVE

Current income exempt from regular federal income tax and, to the extent possible, from Ohio personal income taxes, as is consistent with conservation of capital

PRINCIPAL INVESTMENT STRATEGY

Investing in municipal obligations that pay interest that is exempt from federal income and Ohio personal income taxes

PRINCIPAL RISKS


Market risk, interest rate risk, credit risk, single state risk, non-diversification risk


TICKER SYMBOL

AOBHX

PRINCIPAL INVESTMENT STRATEGIES

As a matter of fundamental policy, the Fund normally invests at least 80% of its net assets plus any borrowings for investment purposes in debt securities issued by the State of Ohio, its political subdivisions and their agencies and instrumentalities that generate income exempt from federal income taxes (including the federal alternative minimum tax) and Ohio personal income taxes. Some Fund dividends may be taxable, such as dividends that are derived from occasional taxable investments and distributions of short and long-term capital gains. Also, Fund dividends may be subject to state and local income taxes for any shareholders who are not Ohio residents.

In selecting securities for the Fund to buy and sell, the Adviser considers each security's yield and total return potential relative to other available municipal securities. The Fund invests primarily in investment grade securities, which are those rated in one of the four highest rating categories by at least one NRSRO, or, if unrated, determined by the Adviser to be of comparable quality. If a security is downgraded, the Adviser will reevaluate the holding to determine what action, including the sale of such security, is in the best interests of investors. The Fund normally will maintain a dollar-weighted average portfolio maturity of between three and ten years.

For more information about the Fund's principal risks, principal strategies and other investments, see "More Information About Principal Risks" on page 52, and "More Information About Principal Investment Strategies" and "More Information About Fund Investments" in Appendix A.


PERFORMANCE INFORMATION

The bar chart and the performance table below provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. The bar chart does not reflect the deduction of any applicable sales charges. If sales charges had been deducted, returns would be less than those shown below. Average annual return calculations reflect the deduction of applicable sales charges. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict the Fund's future performance.

                           CALENDAR YEAR TOTAL RETURNS

                               (PERFORMANCE GRAPH)


2002   7.79%
2003   2.79%
2004   1.10%
2005   0.65%
2006   2.59%
2007   2.99%


Best Quarter     3.57%  (6/30/02)
Worst Quarter   -2.11%  (6/30/04)


The Fund's year-to-date total return for Class B Shares through June 30, 2008 was 0.08%.


AVERAGE ANNUAL TOTAL RETURNS


(For the periods ended December 31, 2007)



                                                                                   SINCE      DATE OF
CLASS B SHARES                                  1 YEAR   5 YEARS   10 YEARS(1)   INCEPTION   INCEPTION
--------------                                  ------   -------   -----------   ---------   ---------
Allegiant Ohio Intermediate
Tax Exempt Bond Fund                                                                          12/4/01
   Returns Before Taxes                          2.99%    2.02%       3.03%        2.74%
   Returns After Taxes on Distributions(2)       2.99%    2.02%       3.03%        2.74%
   Returns After Taxes on Distributions
      and Sale of Fund Shares(2)                 2.91%    2.13%       3.09%        2.76%
Lehman Brothers 7-Year Municipal Bond Index(3)
   (reflects no deduction for                                                                   Since
   fees, expenses or taxes)                      5.06%    3.86%       4.96%        4.71%      11/30/01


(1) THE PERFORMANCE INFORMATION FOR 10 YEARS INCLUDES THE PERFORMANCE OF CLASS A SHARES OF THE FUND, ADJUSTED TO REFLECT CLASS B SHARES FEES, EXPENSES AND MAXIMUM SALES CHARGES, THROUGH THE DATE OF CLASS B SHARES INCEPTION.

(2) AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(k) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES, RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

(3) THE LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX IS A BROAD BASED TOTAL RETURN INDEX. THE BONDS ARE INVESTMENT GRADE, FIXED RATE WITH MATURITIES OF 7-8 YEARS AND ARE SELECTED FROM ISSUES LARGER THAN $50 MILLION DATED SINCE JANUARY 1984.


FUND FEES AND EXPENSES

See page 50 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

TAX EXEMPT BOND FUNDS

ALLEGIANT PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND

FUND SUMMARY

INVESTMENT OBJECTIVE

Current income exempt from regular federal income tax and, to the extent possible, from Pennsylvania personal income tax, as is consistent with conservation of capital

PRINCIPAL INVESTMENT STRATEGY

Investing in municipal obligations that pay interest that is exempt from federal and Pennsylvania personal income taxes

PRINCIPAL RISKS

Market risk, interest rate risk, credit risk, single state risk, non-diversification risk


PRINCIPAL INVESTMENT STRATEGIES

As a matter of fundamental policy, the Fund normally invests at least 80% of its net assets plus any borrowings for investment purposes in debt securities issued by or on behalf of the Commonwealth of Pennsylvania, its political subdivisions and its agencies and instrumentalities that generate income exempt from federal and Pennsylvania personal income taxes, but may be treated as a preference item for individuals for purposes of the federal alternative minimum tax. The Fund normally will maintain a dollar-weighted average portfolio maturity of between three and ten years.

Some Fund dividends may be taxable, such as dividends that are derived from occasional taxable investments and distributions of short and long-term capital gains. Also, Fund dividends may be subject to state and local income taxes for any shareholders who are not Pennsylvania residents.

In selecting securities for the Fund to buy and sell, the Adviser considers each security's yield and total return potential relative to other available municipal securities. The Fund primarily invests in investment grade securities, which are those rated in one of the four highest rating categories by at least one NRSRO, or, if unrated, determined by the Adviser to be of comparable quality. If a security is downgraded, the Adviser will reevaluate the holding to determine what action, including the sale of such security, is in the best interests of investors.

For more information about the Fund's principal risks, principal strategies and other investments, see "More Information About Principal Risks" on page 52, and "More Information About Principal Investment Strategies" and "More Information About Fund Investments" in Appendix A.


PERFORMANCE INFORMATION

Class B Shares of the Fund had not commenced operations as of this date of this prospectus. For this reason, the performance information shown below is for another class of shares (Class A Shares) that is not offered in this prospectus but would have substantially similar annual returns because both classes of shares will be invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses or sales charges.

The bar chart and the performance table below provide an indication of the risks of investing in the Fund by showing changes in the Fund's Class A Shares performance from year to year and by showing how the Fund's Class A Shares average annual returns compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. The bar chart does not reflect the deduction of any applicable sales charges. If sales charges had been deducted, returns would be less than those shown below. Average annual return calculations reflect the deduction of applicable sales charges. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict the Fund's future performance.

                           CALENDAR YEAR TOTAL RETURNS

                               (PERFORMANCE GRAPH)


1998    5.62%
1999   -1.05%
2000    8.77%
2001    4.20%
2002    8.03%
2003    3.63%
2004    1.77%
2005    1.40%
2006    3.27%
2007    3.98%



Best Quarter     3.79%  (9/30/02)
Worst Quarter   -2.17%  (6/30/04)


The Fund's year-to-date total return for Class A Shares through June 30, 2008 was -0.25%.

                                                           TAX EXEMPT BOND FUNDS
                         ALLEGIANT PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND

AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2007)


CLASS A SHARES                                   1 YEAR   5 YEARS   10 YEARS
--------------                                   ------   -------   --------
Allegiant Pennsylvania Intermediate Municipal
   Bond Fund
   Returns Before Taxes                           3.98%     2.80%     3.92%
   Returns After Taxes on Distributions(1)        3.88%     2.77%     4.30%
   Returns After Taxes on Distributions
      and Sale of Fund Shares(1)                  3.81%     2.86%     3.91%
Lehman Brothers 7-Year Municipal Bond Index(2)
   (reflects no deduction for
   fees, expenses or taxes)                       5.06%     3.86%     4.96%

(1) AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. IN SOME CASES, RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES MAY BE HIGHER THAN RETURNS BEFORE TAXES BECAUSE THE CALCULATIONS ASSUME THAT THE INVESTOR RECEIVED A TAX DEDUCTION FOR ANY LOSS INCURRED ON THE SALE OF SHARES.

(2) THE LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX IS A BROAD BASED TOTAL RETURN INDEX. THE BONDS ARE INVESTMENT GRADE, FIXED RATE WITH MATURITIES OF 7-8 YEARS AND ARE SELECTED FROM ISSUES LARGER THAN $50 MILLION DATED SINCE JANUARY 1984.

FUND FEES AND EXPENSES

See page 50 for a description of the fees and expenses that you may pay if you buy and hold Fund shares.

TAX EXEMPT BOND FUNDS
FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.


                                                                 MICHIGAN         OHIO       PENNSYLVANIA
                                                INTERMEDIATE   INTERMEDIATE   INTERMEDIATE   INTERMEDIATE
                                                 TAX EXEMPT      MUNICIPAL     TAX EXEMPT      MUNICIPAL
CLASS B SHARES                                    BOND FUND      BOND FUND      BOND FUND      BOND FUND
--------------                                  ------------   ------------   ------------   ------------
SHAREHOLDER FEES
(PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load)
   Imposed on Purchases
   (as a percentage of offering price)              None           None           None           None
Maximum Deferred Sales Charge (Load)
   (as a percentage of net asset value)(1)          5.00%          5.00%          5.00%          5.00%
Maximum Sales Charge (Load)
   Imposed on Reinvested Dividends
   and Other Distributions
   (as a percentage of offering price)              None           None           None           None
Redemption Fee (as a percentage
   of amount redeemed, if applicable)               None           None           None           None
Exchange Fee                                        None           None           None           None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Investment Advisory Fees(4)                         0.40%          0.40%          0.40%          0.40%
Distribution (12b-1) Fees                           0.75%          0.75%          0.75%          0.75%
Other Expenses:
   Shareholder Servicing Fees(2)                    0.25%          0.25%          0.25%          0.25%
   Other                                            0.16%          0.20%(3)       0.14%          0.16%
Total Other Expenses                                0.41%          0.45%          0.39%          0.41%
Total Annual Fund
Operating Expenses(4)                               1.56%          1.60%          1.54%          1.56%



(1) This amount applies to redemptions during the first and second years. The deferred sales charge decreases to 4.0%, 3.0% and 2.0% for redemptions made during the third through fifth years, respectively. No deferred sales charge is charged after the fifth year. Class B Shares convert to Class A Shares after eight years. For more information see the "Contingent Deferred Sales Charges" section of this prospectus.

(2) Certain financial institutions may provide administrative services to their customers who own Class B Shares and may be paid up to 0.25% (on an annualized basis) of the net asset value of the respective share classes. For further information, see "Shareholder Services Plan" in the Statement of Additional Information.

(3) Other Expenses for the Michigan Intermediate Municipal Bond Fund include indirect fees and expenses of Acquired Funds less than 0.01% but greater than 0.005%.

(4) The "Investment Advisory Fees" and "Total Annual Fund Operating Expenses" for the Funds have been restated to reflect reduced contractual advisory fees effective October 1, 2008.


For more information about these fees, see "Investment Adviser, Sub-Adviser and Investment Teams" and "Distribution and Shareholder Service Plans" below.

                                                           TAX EXEMPT BOND FUNDS
                                              FUND FEES AND EXPENSES (CONTINUED)

EXAMPLES

These Examples are intended to help you compare the cost of investing in each of the Tax Exempt Bond Funds (without any applicable waivers) with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in Class B Shares of a Fund for the time periods indicated and that you redeem your shares at the end of those periods.

The Examples also assume that your investment has a 5% return each year, Fund expenses remain the same and that you reinvest all dividends and distributions, and your Class B Shares convert to Class A Shares after eight years. Although your actual costs may be different, your approximate costs would be:


                                                1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                ------   -------   -------   --------
INTERMEDIATE TAX EXEMPT BOND FUND
   Class B Shares(1)                             $659      $893     $1,050    $1,663
   Class B Shares(2)                             $159      $493     $  850    $1,663
MICHIGAN INTERMEDIATE MUNICIPAL BOND FUND
   Class B Shares(1)                             $663      $905     $1,071    $1,705
   Class B Shares(2)                             $163      $505     $  871    $1,705
OHIO INTERMEDIATE TAX EXEMPT BOND FUND
   Class B Shares(1)                             $657      $886     $1,039    $1,640
   Class B Shares(2)                             $157      $486     $  839    $1,640
PENNSYLVANIA INTERMEDIATE MUNICIPAL BOND FUND
   Class B Shares(1)                             $659      $893     $1,050    $1,660
   Class B Shares(2)                             $159      $493     $  850    $1,660


(1)  If you redeem your shares at the end of the period.

(2)  If you do not redeem your shares at the end of the period.

MORE INFORMATION ABOUT PRINCIPAL RISKS


                                   Active
                                  Trading   Allocation   Country   Credit   Derivatives   Foreign   Interest               Market
                                    Risk       Risk        Risk     Risk        Risk        Risk    Rate Risk   IPO Risk    Risk
                                  -------   ----------   -------   ------   -----------   -------   ---------   --------   ------
EQUITY FUNDS
   Balanced Allocation Fund          X           X                    X          X           X          X                     X
   International Equity Fund                                X                    X           X                                X
   Large Cap Core Equity Fund        X                                                                                        X
   Large Cap Growth Fund             X                                                                                        X
   Large Cap Value Fund                                                                                                       X
   Mid Cap Value Fund                                                                                                         X
   Multi-Factor Mid Cap
      Growth Fund                    X                                                                              X         X
   Multi-Factor Small
      Cap Value Fund                                                                                                          X
   S&P 500 Index Fund                                                            X                                            X
   Small Cap Core Fund                                                                                                        X
   Small Cap Growth Fund             X                                                                              X         X
MONEY MARKET FUNDS
   Money Market Fund                                                  X                                 X
   Tax Exempt Money Market Fund                                       X                                 X
FIXED INCOME FUNDS
   Bond Fund                         X                                X          X                      X                     X
   Government Mortgage Fund          X                                X                                 X                     X
   Intermediate Bond Fund            X                                X          X                      X                     X
   Limited Maturity Bond Fund        X                                X                                 X                     X
   Total Return Advantage Fund       X                                X          X                      X                     X
   Ultra Short Bond Fund             X                                X                                 X                     X
TAX EXEMPT BOND FUNDS
   Intermediate Tax
     Exempt Bond Fund                                                 X                                 X                     X
   Michigan Intermediate
     Municipal Bond Fund                                              X                                 X                     X
   Ohio Intermediate Tax
     Exempt Bond Fund                                                 X                                 X                     X
   Pennsylvania Intermediate
     Municipal Bond Fund                                              X                                 X                     X



                                    Multi-       Pre-                               Non-
                                   National    payment/     Small     Tracking   Diversifi-                Counter-   Stable
                                  Companies   Extension   Companies     Error      cation       Single       Party      NAV
                                     Risk        Risk        Risk       Risk        Risk      State Risk     Risk      Risk
                                  ---------   ---------   ---------   --------   ----------   ----------   --------   ------
EQUITY FUNDS
   Balanced Allocation Fund                       X           X
   International Equity Fund          X
   Large Cap Core Equity Fund
   Large Cap Growth Fund
   Large Cap Value Fund
   Mid Cap Value Fund
   Multi-Factor Mid Cap
      Growth Fund
   Multi-Factor Small
      Cap Value Fund                                          X
   S&P 500 Index Fund                                                     X
   Small Cap Core Fund                                        X
   Small Cap Growth Fund                                      X
MONEY MARKET FUNDS
   Money Market Fund                                                                                           X         X
   Tax Exempt Money Market Fund                                                                                          X
FIXED INCOME FUNDS
   Bond Fund                                      X
   Government Mortgage Fund                       X
   Intermediate Bond Fund                         X
   Limited Maturity Bond Fund                     X
   Total Return Advantage Fund                    X
   Ultra Short Bond Fund                          X
TAX EXEMPT BOND FUNDS
   Intermediate Tax Exempt Bond Fund
   Michigan Intermediate
     Municipal Bond Fund                                                             X            X
   Ohio Intermediate Tax
     Exempt Bond Fund                                                                X            X
   Pennsylvania Intermediate
     Municipal Bond Fund                                                             X            X

ACTIVE TRADING RISK. If the Adviser frequently buys and sells securities, the result may be correspondingly higher expenses and other transaction costs, which are ultimately borne by the Fund's shareholders. Higher portfolio turnover rates may also generate larger taxable income and taxable capital gains than would result from lower portfolio turnover rates and may create higher tax liability for the Fund's shareholders.

ALLOCATION RISK. The Balanced Allocation Fund is subject to the risk that the Adviser's asset allocation decisions will not anticipate market trends successfully. For example, weighting common stocks too heavily during a stock market decline may result in a failure to preserve capital. Conversely, investing too heavily in fixed income securities during a period of stock market appreciation may result in lower total return.

COUNTRY RISK. Investment in a particular country of 25% or more of the Fund's total assets will make the Fund's performance more dependent upon the political and economic circumstances of that country than a mutual fund more widely diversified among issuers in different countries.

CREDIT RISK. The value of debt securities may be affected by the ability of issuers to make principal and interest payments. If an issuer cannot meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. With respect to the Money Market Funds, credit risk is low because the Funds invest only in high quality, short-term securities, but if an issuer fails to pay interest or repay principal, a Fund could lose money which might lower the Fund's performance. Although the Balanced Allocation, Fixed Income and Tax Exempt Bond Funds' investments in U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as GNMA, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as FNMA, Freddie Mac and FHLBs, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

On September 7, 2008, FNMA and Freddie Mac (collectively the "GSEs") were placed under the conservatorship of the Federal Housing Finance Agency ("FHFA") to provide stability in the financial markets, mortgage availability and taxpayer protection by preserving the GSEs' assets and property and putting the GSEs in a sound and solvent condition. Under the conservatorship, the management of the GSEs was replaced. Additionally, the GSEs are expected to modestly increase their mortgage-backed security portfolios through the end of 2009 and then gradually reduce such portfolios at the rate of 10 percent per year until stabilizing at a lower, less risky size.

The U.S. Treasury, FHFA and the Federal Reserve acted in collaboration to take the following steps to support the conservatorship. First, the U.S. Treasury and FHFA have established Preferred Stock Purchase Agreements pursuant to which the U.S. Treasury will receive senior preferred equity shares and warrants to ensure that the GSEs maintain a positive net worth. The GSEs' common and preferred shareholders will bear any losses ahead of the new government senior preferred shares. Second, the U.S. Treasury has established a new secured lending credit facility which will be available to FNMA, Freddie Mac and the FHLBs to assist the entities in funding their regular business activities in the capital markets, until December 31, 2009. Also, the U.S. Treasury has initiated a program to purchase the GSE mortgage-backed securities through December 31, 2009, to aid mortgage affordability.

For the Intermediate Tax Exempt Bond, Michigan Intermediate Municipal Bond, Ohio Intermediate Tax Exempt Bond, Pennsylvania Intermediate Municipal Bond, Money Market and Tax Exempt Money Market Funds, there may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities or municipal money market instruments. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities. For the Total Return Advantage Fund and Bond Fund, junk bonds involve a greater risk of default or downgrade and are more volatile than investment grade securities. Junk bonds involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of junk bonds may be more susceptible than other issuers to economic downturns. Junk bonds are subject to the risk that the issuer may not be able to pay interest or dividends on a timely basis and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.

DERIVATIVES RISK. Derivative instruments include, but are not limited to, options, swaps, futures, and options on futures. A small investment in derivatives could have a potentially large impact on the Fund's performance. The use of derivatives involves risks different from the risks associated with investing directly in the underlying assets. Derivatives can be volatile, illiquid and difficult to value, and an imperfect correlation may exist between changes in the value of a derivative held by the Fund and the Fund's other investments.

Certain Funds may engage in a variety of transactions using "derivatives," such as futures, options, warrants and swaps. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, indexes or currencies. The successful use of derivatives requires sophisticated management, and to the extent that derivatives are used, a Fund will depend on the Adviser's ability to analyze and manage derivatives transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are "leveraged" and therefore may magnify or otherwise increase investment losses to a Fund. A Fund's use of derivatives may also increase the amount of taxes payable by shareholders.

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for a Fund's derivatives positions at any time. In fact, many over-the-counter derivative instruments will not have liquidity beyond the counterparty to the instrument. Over-the-counter derivative instruments also involve the risk that the other party will not meet its obligations to a Fund.

If a Fund sells protection on credit default swaps relating to corporate debt securities, the Fund would be required to pay the par (or other agreed-upon) value of a referenced debt security to the counterparty in the event of a default by a third party, the corporate debt security issuer, on the debt security. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default had occurred. If no default occurred, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

FOREIGN RISK. Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.

Developing market countries are countries that the MSCI EAFE Index or the United Nations classifies as emerging or developing. Developing markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Developing market countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of a developing market country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

INTEREST RATE RISK. For the Balanced Allocation, Fixed Income and Tax Exempt Bond Funds, an investment by the Funds in fixed income securities and money market instruments is subject to interest rate risk, which is the possibility that a Fund's yield will decline due to falling interest rates and the market prices of a Fund's fixed income investments may decline due to an increase in market interest rates. For the Money Market Funds, the dividend yield paid by a Fund will vary with changes in short-term interest rates. For example, a Fund's yield will tend to be higher when interest rates fall.


IPO RISK. The market value of IPO shares may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When the Fund's asset base is small, a significant portion of the Fund's performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund's assets grow, the effect of the Fund's investments in IPOs on the Fund's performance probably will decline, which could reduce the Fund's performance.

MARKET RISK OF THE EQUITY FUNDS. Market risk is the risk that stock prices will fall over short or extended periods of time. Historically, the stock markets have moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund. Each Fund is also subject to the risk that its primary market segment defined in the Fund's Principal Investment Strategy may underperform other market segments or the markets as a whole.

MARKET RISK OF BALANCED ALLOCATION, FIXED INCOME AND TAX EXEMPT BOND FUNDS. The Balanced Allocation Fund invests directly in equity and fixed income securities and therefore is subject to the risks associated with these securities. For the risks associated with investing in equity securities, see "Market Risk of the Equity Funds" above. The value of your investment in the Balanced Allocation, Fixed Income and Tax Exempt Bond Funds is based primarily on the market prices of the securities the Funds hold. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower rated securities is even greater than that of higher rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities also affects risk.

The Government Mortgage Fund is also subject to the risk that U.S. government securities may underperform other segments of the fixed income markets or the fixed income markets as a whole. The Balanced Allocation, Bond, Intermediate Bond, Limited Maturity Bond, Total Return Advantage and Ultra Short Bond Funds are also subject to the risk that investment grade fixed income securities may underperform other segments of the fixed income markets or the fixed income (or equity, in the case of the Balanced Allocation Fund) markets as a whole. The Intermediate Tax Exempt Bond Fund is also subject to the risk that municipal securities may underperform other segments of the fixed income markets or the fixed income markets as a whole. The Michigan Intermediate Municipal Bond, Ohio Intermediate Tax Exempt Bond and Pennsylvania Intermediate Municipal Bond Funds are also subject to the risk that the relevant state-specific municipal securities in which they invest may underperform other segments of the fixed income markets or the fixed income markets as a whole.

MULTI-NATIONAL COMPANIES RISK. Companies making up the MSCI EAFE Index are generally issuers of larger cap securities of multi-national companies who are affected by risks worldwide.

PREPAYMENT/EXTENSION RISK. The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Balanced Allocation and Fixed Income Funds may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree.

Debt extension risk is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher-yielding securities.

SMALL COMPANIES RISK. Small capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange. It may be harder to sell the smallest capitalization company stocks, which can reduce their selling prices.

TRACKING ERROR RISK. The S&P 500 Index Fund's ability to replicate the performance of the S&P 500(R) Index will depend to some extent on the size and timing of cash flows into and out of the Fund, as well as on the level of the Fund's expenses.

NON-DIVERSIFICATION RISK. The Michigan Intermediate Municipal Bond, Ohio Intermediate Tax Exempt Bond and Pennsylvania Intermediate Municipal Bond Funds are non-diversified, which means that the Funds may invest in the securities of relatively few issuers. As a result, the Funds may be more susceptible than a diversified fund to a single adverse economic or political and regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

SINGLE STATE RISK. A Fund's focus on investments in securities of issuers located in Michigan (in the case of the Michigan Intermediate Municipal Bond
Fund), Ohio (in the case of the Ohio Intermediate Tax Exempt Bond Fund) and Pennsylvania (in the case of the Pennsylvania Intermediate Municipal Bond Fund) leaves each Fund subject to the particular economic, political and regulatory events relating to such securities to a greater extent than if its assets were not so concentrated.

COUNTER-PARTY RISK. A repurchase agreement carries the risk that the other party may not fulfill its obligations under the agreement.

STABLE NAV RISK. A Fund's ability to maintain a $1.00 per share NAV at all times could be affected by a sharp rise in interest rates causing the value of a Fund's investments and its share price to drop, a drop in interest rates that reduces the Fund's yield or the downgrading or default of any of the Fund's holdings.

For additional information about risks, see "More Information About Principal Investment Strategies" in Appendix A.

INVESTMENT ADVISER, SUB-ADVISER AND INVESTMENT TEAMS

Allegiant Asset Management Company, with its principal offices at 200 Public Square, 5th Floor, Cleveland, Ohio 44114, serves as the Adviser to the Funds. As of June 30, 2008, the Adviser had approximately $29.4 billion in assets under management. The Adviser, including its predecessors, has been providing investment management services since 1995.

The Adviser makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund's investment program. The Board of Trustees of Allegiant supervises the Adviser and establishes policies that the Adviser must follow in its management activities. The Adviser utilizes a team approach for management of the Funds. No one person is primarily responsible for making investment recommendations to the team.

The table below shows the management teams responsible for each Fund as well as the advisory fees (after fee waivers) the Adviser received for each Fund for the fiscal year ended May 31, 2008:



                                                                                                                         ADVISORY
                                                                                                                         FEES PAID
                                                                                                                           AS A
                                                                                                                        PERCENTAGE
                                                                                                                        OF AVERAGE
                                                                                                                        NET ASSETS
                                                                                                                          FOR THE
                                                                                                                        FISCAL YEAR
                                                                                                                           ENDED
FUND NAME                                                                   MANAGEMENT TEAM                            MAY 31, 2008
---------------------------------------------  ----------------------------------------------------------------------  -------------
Balanced Allocation Fund                                         Balanced Allocation Management Team                       0.75%
International Equity Fund                      International Equity Investment Management Team, Polaris (sub-adviser)      1.00%
Large Cap Core Equity Fund                               Large Core/Growth Equity Investment Management Team               0.75%
Large Cap Growth Fund                                    Large Core/Growth Equity Investment Management Team               0.75%
Large Cap Value Fund                                      Large Cap Value Equity Investment Management Team                0.75%
Mid Cap Value Fund                                         Mid Cap Value Equity Investment Management Team                 0.75%
Multi-Factor Mid Cap Growth Fund                            Structured Equity Investment Management Team                   0.45%
Multi-Factor Small Cap Value Fund                           Structured Equity Investment Management Team                   1.00%
S&P 500 Index Fund                                              Quantitative Analysis Management Team                      0.20%
Small Cap Core Fund                                       Small Cap Core Equity Investment Management Team                 1.00%
Small Cap Growth Fund                                       Structured Equity Investment Management Team                   0.55%
Bond Fund                                                       Taxable Fixed Income Management Team                       0.45%
Government Mortgage Fund                                        Taxable Fixed Income Management Team                       0.40%
Intermediate Bond Fund                                          Taxable Fixed Income Management Team                       0.40%
Limited Maturity Bond Fund                                      Taxable Fixed Income Management Team                       0.35%
Total Return Advantage Fund                                     Taxable Fixed Income Management Team                       0.40%
Ultra Short Bond Fund                                           Taxable Fixed Income Management Team                        N/A
Intermediate Tax Exempt Bond Fund                                   Tax Exempt Fixed Income Team                           0.40%
Michigan Intermediate Municipal Bond Fund                           Tax Exempt Fixed Income Team                           0.40%
Ohio Intermediate Tax Exempt Bond Fund                              Tax Exempt Fixed Income Team                           0.40%
Pennsylvania Intermediate Municipal Bond Fund                       Tax Exempt Fixed Income Team                            N/A
Money Market Fund                                               Taxable Money Market Management Team                       0.25%
Tax Exempt Money Market Fund                                   Tax Exempt Money Market Management Team                      N/A


A discussion regarding the basis for the Board's approval of the Funds' advisory and sub-advisory agreements is available in the semi-annual report to shareholders for the period ended November 30, 2007.

SUB-ADVISER

Polaris, an SEC registered investment adviser, serves as Sub-Adviser to a portion of the assets of the International Equity Fund. Since 1995, Polaris has served as a global and international equity manager, serving the investment needs of pension plans, endowment funds and institutional and individual accounts. Polaris is located at 125 Summer Street, Suite 1470, Boston, Massachusetts. As of June 30, 2008, Polaris managed over $3.5 billion in assets. Bernard R. Horn, Jr., Polaris' founder, owns all of the voting interests of Polaris.

As Sub-Adviser, Polaris, under the supervision of the Adviser and Allegiant's Board of Trustees, provides a continuous investment program for the International Value Component. For its services, Polaris receives sub-advisory fees from the Adviser with respect to the portion of assets of the Fund allocated to Polaris at the annual fee rates of 0.35% of the first $125 million of assets managed, 0.40% of assets managed between $125 million and $200 million and 0.50% of assets managed over $200 million.

POLARIS INVESTMENT PERFORMANCE

POLARIS INTERNATIONAL EQUITY COMPOSITE PERFORMANCE RESULTS


               GROSS ANNUAL    NET ANNUAL
                PERFORMANCE   PERFORMANCE                       COMPOSITE DISPERSION
                 COMPOSITE     COMPOSITE     MSCI     NUMBER    --------------------      U.S.      TOTAL FIRM
YEAR (AS OF       RESULTS       RESULTS      EAFE       OF          HIGH    LOW          DOLLARS      ASSETS
DECEMBER 31)        (%)           (%)         (%)    ACCOUNTS        (%)    (%)        (MILLIONS)   (MILLIONS)
------------   ------------   -----------   ------   --------       ----   -----       ----------   ----------
2007                1.25          0.62       11.63      26          4.65   (1.38)       $1,447.1     $4,288.1
2006               34.17         33.39       26.86      26          36.3    33.3           1,200      2,617.2
2005               16.83         15.86       14.02      17          19.9    15.2           594.4      1,260.9
2004               29.61         28.51       20.70       9          30.7    22.6           139.6        484.6
2003               53.63         52.29       39.17       6          55.4    36.8            52.0        237.2
2002                6.27          5.27      (15.66)      5          10.1     6.0            32.1        174.4
2001               (0.29)        (1.17)     (21.21)      5           0.8    (3.6)           29.7        113.7
2000               (5.26)        (5.72)     (13.96)      5          (2.5)   (6.8)           23.2         87.9
1999               21.52         21.26       27.30       7          39.6     7.4            26.6         92.7
1998               (5.88)        (6.45)      20.33       8          (3.2)  (11.5)           24.1         84.8
1997               10.93          9.86        2.06       7          14.3     7.3             7.1         52.9
1996               24.00         22.79        6.36       5          26.2    23.0             4.1         31.0
1995               19.01         17.86       11.85       3          20.9    14.3             1.2         17.8
1994                0.50         (0.17)       8.15       5           1.7    (2.4)            3.9           --
1993               26.69         25.89       33.29       5          28.2    22.9             3.9           --
1992                6.39          5.71      (11.36)      5           9.4     3.4             3.1           --
1991                5.81          5.15       13.01       5          12.2     4.0             2.8           --
1990               (4.57)        (5.54)     (22.77)      5          (1.5)   (4.8)            2.6           --
1989               25.77         24.56       10.93       4          31.1    20.4             0.8           --
1988               16.00         14.87       28.90       4          20.7    11.3             0.6           --
1987                1.44          0.46       24.53       4          10.0     0.4             0.5           --
1986               49.23         47.77       69.76       1          57.0    47.6             0.5           --
1985               33.53         32.22       56.79       2          33.0    33.0             0.3           --
1984                6.36          5.83        5.89       2                                   0.2           --


NOTES:

1.   Polaris is a registered investment adviser.

2. Polaris has prepared and presented this report in compliance with the Global Investment Performance Standards (GIPS(R)) and its predecessor standards.

3. The International Equity Composite contains fully discretionary international equity accounts and for comparison purposes is measured against the MSCI EAFE Index. Returns include the effect of foreign currency exchange rates.

4. Results are based on fully discretionary accounts under management, including those accounts no longer with the firm. Non-fee-paying accounts are not included in this composite.

5. Composite performance is presented net of foreign withholding taxes. Additional information regarding the percentage of the composite, which may not be invested in countries or regions included in the index, is available upon request by contacting Polaris at adviserinfo@polariscapital.com.

6. The U.S. Dollar is the currency used to express performance. Returns are presented gross and net of management fees and include the reinvestment of all income. Net of fee performance was calculated using actual management fees. The annual composite dispersion presented is an asset-weighted and equal-weighted standard deviation calculated for the accounts in the composite the entire year. The "High" dispersion represents the highest return and the "Low" dispersion represents the lowest return. Additional information regarding the policies for calculating and reporting returns is available upon request.

7. The investment management fee schedule for the composite is 1% on the first $25 million in assets; 0.75% on the next $25 million; 0.60% on the next $1 billion; 0.55% on the next $2 billion, and 0.50% on the remainder. Actual investment advisory fees incurred by clients may vary.

8. The International Equity Composite was created April 1, 1995. Performance presented prior to April 1, 1995 occurred while the Portfolio Manager was affiliated with a prior firm and the Portfolio Manager was the only individual responsible for selecting the securities to buy and sell. An independent verification firm performed an examination of this track record; an Independent Verifier's Report is available upon request. Polaris Capital Management, LLC's compliance with the GIPS standards has been verified for the period April 1, 1995 through December 31, 2004 by Ashland Partners & Company LLP. In addition, a performance examination was conducted on the International Equity Composite beginning July 1, 1984. A copy of the verification reports and complete list and description of composites is available upon request.

9. The "High" dispersion represents the highest return and the "Low" dispersion represents the lowest return.

10. Results shown for the year 1984 represent partial period performance from July 1, 1984 through December 31, 1984.

11. "N.A." is used where information is not statistically meaningful due to an insufficient number of portfolios in the composite for the entire year.

12.  Past performance is not indicative of future results.

PRIOR RELATED PERFORMANCE INFORMATION FOR THE SMALL CAP CORE EQUITY INVESTMENT MANAGEMENT TEAM

On December 31, 2005, Allegiant Investment Counselors, Inc. ("Investment Counselors"), a wholly-owned subsidiary of National City Corporation and the sub-adviser to the Allegiant Small Cap Core Fund merged into the Adviser.

Although the Allegiant Small Cap Core Fund has limited prior performance history, the Small Cap Core Equity Investment Management Team has substantial experience in managing accounts that focus on small cap issuers. The members of the Small Cap Core Equity Investment Management Team at the Adviser were formerly portfolio managers with Investment Counselors, prior to Investment Counselors' merger into the Adviser. The members of the Small Cap Core Equity Investment Management Team previously managed separate accounts with a small cap orientation having investment objectives, policies and strategies that are substantially similar to the Allegiant Small Cap Core Fund. For additional Information on the members of the Small Cap Core Equity Investment Management Team, see "Portfolio Management Teams" below.

The tables below, which were prepared by Investment Counselors prior to its merger into the Adviser, show the annual returns and long-term performance record established by the members of the Small Cap Core Equity Investment Management Team while managing client accounts at Investment Counselors. Please note that the performance results shown are those of the Small Cap Core Equity Investment Management Team while employed by Investment Counselors and not the investment results of the Allegiant Small Cap Core Fund. The results are not intended to predict or suggest the return to be experienced by the Fund or the return an individual investor might achieve by investing in the Fund.

The Allegiant Small Cap Core Fund's results may be different from the composite performance figures shown due to, among other things, differences in fees and expenses. The composite performance figures reflect the deduction of all advisory fees and trading costs, but do not reflect custody fees, which were paid by clients directly. The overall expenses of Investment Counselors' client accounts were generally lower than those experienced by Fund shareholders and, therefore, the performance of the Fund would generally be lower. The Fund's results also may be different because private accounts are not subject to certain investment limitations, diversification requirements and other restrictions imposed on mutual funds under applicable securities and tax laws that, if applicable, could have adversely affected the performance of the client accounts. In addition, the securities held by the Fund will not be identical to the securities held by these accounts.

Included for comparison purposes are performance figures of the Russell 2000 Index, an unmanaged market index. Investors cannot invest directly in the Index. The returns of the Russell 2000 Index reflect the reinvestment of dividends and distributions, but do not reflect the deduction of any fees, expenses or taxes.

INVESTMENT COUNSELORS SMALL CAP EQUITY COMPOSITE PERFORMANCE RESULTS


               ANNUAL                                                             PERCENTAGE
    YEAR        TOTAL     RUSSELL      NUMBER      COMPOSITE    TOTAL ASSETS AT     OF FIRM     TOTAL
   (AS OF      RETURN   2000 INDEX       OF       DISPERSION     END OF PERIOD      ASSETS      FIRM
DECEMBER 31)     (%)        (%)      PORTFOLIOS       (%)         (MILLIONS)          (%)      ASSETS
------------   ------   ----------   ----------   ----------   ----------------   ----------   ------
1995            26.52      28.44          2            --           $ 35.0            6.4       $553
1996            24.40      16.49          1            --           $ 41.0            8.0       $521
1997            28.43      22.25          2            --           $ 62.0           12.8       $483
1998             5.39      -2.56          3          0.32           $ 68.0           11.4       $593
1999            12.42      21.26          2          0.22           $ 65.4           10.4       $631
2000             3.81      -3.03          2          0.16           $ 36.4            6.8       $537
2001            -4.30       2.49          2          0.07           $ 34.5            8.1       $428
2002           -14.70     -20.48          3          0.15           $ 29.3            8.0       $369
2003            52.74      47.25          3          2.03           $  2.4            0.5       $459
2004            21.43      18.32          5          0.65           $171.3           25.4       $675
2005             4.87       4.56         11          0.06           $311.1           38.5       $808


ANNUALIZED RETURNS (AS OF DECEMBER 31, 2005)

          INVESTMENT
          COUNSELORS
          SMALL CAP    RUSSELL
            EQUITY       2000
           COMPOSITE    INDEX
          ----------   -------
1 Year       4.56%      4.87%
5 Year       8.23%      9.69%
10 Year     12.05%      9.25%

NOTES:

1. Prior to December 31, 2005, Investment Counselors was an investment management firm that provided investment advisory services to its clients. Investment Counselors was an equity, fixed income and balanced portfolio investment manager that invested solely in U.S.-based securities.

2. The above data is in compliance with the Global Investment Performance Standards (GIPS(TM)) and its predecessor standards. AIMR has not been involved in the preparation or review of this data or with Investment Counselors' claim of compliance. This method of calculating performance differs from the Securities and Exchange Commission's standardized methodology which may produce different results.

3. The results shown above are of all discretionary, fee-paying accounts with investment objectives, policies and strategies substantially similar to those of the Allegiant Small Cap Core Fund and include both active and closed accounts.

4. Performance results do not reflect the deduction of management and custody fees, which will reduce the rates of return. All returns are net of execution costs and exclude the effects of any income taxes.

5. There were no changes in personnel responsible for the investment management process of this composite and no alteration of the composite for any reason. No selective periods of performance have been utilized. Results from all accounts have been continuous from the first full month under Investment Counselors' management to December 31, 2005 or last full month under Investment Counselors' management. Composites are valued on a monthly basis and are geometrically linked. Valuations and returns are computed and stated in U.S. Dollars and are computed using a time-weighted rate of return. The composite is asset weighted using beginning-of-period weightings. Accrual accounting is used for fixed income securities. Trade date is used for the valuation. Leverage and derivatives were not used in the portfolios included in the composite.

6. Investment Counselors' Small Cap Equity Composite was created on December 31, 1993. The composite included three (3) fee-paying, discretionary accounts over $500,000 that were managed according to the small cap equity strategy, and does not include wrap-fee accounts. As of December 31, 2005 the composite had $311.8 million in total assets. As of December 31, 2005, Investment Counselors' Small Cap Equity Composite results were 40% of all Investment Counselors' small cap equity portfolios and represented less than 1% of Investment Counselors' total firm assets and of Investment Counselors' discretionary accounts.

7. GIPS standard composites represent 100% of discretionary and 99.5% of total firm assets.

8. The dispersion of annual returns is measured by the standard deviation across asset-weighted portfolio returns represented with the composite for the full year.

9.   Past performance is no guarantee of future results.

PRIOR PERFORMANCE INFORMATION FOR THE LARGE CORE/GROWTH EQUITY INVESTMENT MANAGEMENT TEAM


The principal portfolio managers of the Equity Investment Management Team are Lawrence E. Eakin, Jr. and Christopher A. Wiles, CFA. They have the primary responsibility for the day-to-day management of the Large Cap Core Equity and Large Cap Growth Funds. The Large Core/Growth Equity Investment Management Team has substantial experience in managing investment companies that focus on large cap issuers. While employed at Strong Capital Management, Inc. ("Strong") and Rockhaven Asset Management, LLC ("Rockhaven"), the Large Core/Growth Equity Investment Management Team was solely responsible for managing two mutual funds each with a large cap orientation having investment objectives, policies and strategies that are substantially similar, respectively, to the Allegiant Large Cap Core Equity Fund (the "Similar Core Equity Fund") and Allegiant Large Cap Growth Fund (the "Similar Growth Fund" and together with the Similar Core Equity Fund, the "Similar Funds").

Before joining the Large Core/Growth Equity Investment Management Team at Allegiant, Mr. Eakin co-managed the Similar Growth Fund and Similar Core Equity Fund (each as defined below). Mr. Eakin joined Strong as a Portfolio Manager in September 2002. Prior to joining Strong, Mr. Eakin served as Rockhaven's director of research since he joined the firm in February 1997. While at Rockhaven, he co-managed the Similar Growth Fund's predecessor, the Rockhaven Premier Fund and the Similar Core Equity Fund's predecessor, the Rockhaven Fund, since 2001. Mr. Eakin received his bachelor's degree in computer application information systems from Clarion University in 1986 and his master's degree in investment finance from Duquesne University in 1993.

Before joining the Large Core/Growth Equity Investment Management Team at Allegiant, Mr. Wiles co-managed the Similar Growth Fund and Similar Core Equity Fund and has earned the right to use the Chartered Financial Analyst designation. Mr. Wiles joined Strong as a Portfolio Manager in September 2002. Prior to joining Strong Mr. Wiles was the President and Founder of Rockhaven, an investment advisory firm. While at Rockhaven, he co-managed the Similar Growth Fund's predecessor, the Rockhaven Premier Fund and the Similar Core Equity Fund's predecessor, the Rockhaven Fund, since their inception in November 1997. He received his associate's degree in finance at Penn State University in 1979, his bachelor's degree in finance at Youngstown State University in 1982, and his master's of business administration degree from Cleveland State University in 1984.

The bar charts and the performance tables below show the returns for Class A Shares of the Similar Core Equity Fund and Investor Class Shares of the Similar Growth Fund for certain periods ended December 31, 2003. The information also provides some indication of the risks of investing in the Similar Funds by showing how each Similar Fund's average annual returns, which reflect Similar Fund expenses, compare with returns of a broad measure of market performance and an index of funds with similar investment objectives, which are unmanaged, have no expenses, and are unavailable for investment. The information assumes reinvestment of all dividends and distributions.

Please keep in mind that the past performance of each Similar Fund, before and after taxes, does not represent how the Funds will perform. Returns of the Funds may differ from those of the Similar Funds due to, among other things, differences in operating expenses between the Similar Funds and the respective Funds.


                           CALENDAR YEAR TOTAL RETURNS

                              (PERFORMANCE GRAPH)

           Investor        Class A -
       Class - Similar   Similar Core
         Growth Fund      Equity Fund
       ---------------   ------------
1998       14.83%            11.88%
1999       52.14%(1)         24.84%
2000        3.35%            -1.46%
2001       -8.97%           -10.72%
2002      -18.09%           -14.44%
2003       25.41%            22.93%

(1) The Investor Class - Similar Growth Fund's calendar year total returns for 1999 were primarily achieved during favorable conditions in the market, particularly for technology companies. You should not expect that such favorable returns can be consistently achieved.

BEST AND WORST QUARTERLY PERFORMANCE
(During the periods shown above)

FUND NAME                  BEST QUARTER RETURN   WORST QUARTER RETURN
---------                  -------------------   --------------------
Similar Growth Fund        29.98% (4th Q 1999)   -13.18% (2nd Q 2002)
Similar Core Equity Fund   19.95% (4th Q 1999)   -13.18% (2nd Q 2002)

                          AVERAGE ANNUAL TOTAL RETURNS
                                 As of 12-31-03

FUND/INDEX                               1 YEAR   5 YEAR   INCEPTION
----------                               ------   ------   ---------
SIMILAR CORE EQUITY FUND(1)
Class A
   Return Before Taxes                   14.68%    1.72%     3.75%
   Return After Taxes on Distributions   14.64%    0.63%     2.75%
   Return After Taxes on Distributions
   And Sale of Fund Shares                9.57%    0.95%     2.73%
S&P 500(R) Index(2)
   (reflects no deduction for fees,
   expenses, or taxes)                   28.67%   -0.57%     4.29%
Lipper Large Cap Core Funds Index(3)
   (reflects no deduction for fees,
   expenses, or taxes)                   24.80%   -1.08%     3.83%
SIMILAR GROWTH FUND(4)
Investor Class
   Return Before Taxes                   24.16%    8.01%     9.06%
   Return After Taxes on Distributions   24.13%    6.41%     7.58%
   Return After Taxes on Distributions
   And Sale of Fund Shares               15.70%    6.01%     7.02%
S&P 500(R) Index(2)
   (reflects no deduction for fees,
   expenses, or taxes)                   28.67%   -0.57%     4.29%
Russell 1000 Growth Index(5)
   (reflects no deduction for fees,
   expenses, or taxes)                   29.75%   -5.11%     1.49%
Lipper Large Cap Core Funds Index(3)
   (reflects no deduction for fees,
   expenses, or taxes)                   24.80%   -1.08%     3.83%

(1) The Similar Core Equity Fund, the Strong Advisor Large Company Core Fund, commenced operations on November 3, 1997.

(2) The S&P 500(R) Index is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole.

(3) The Lipper Large Cap Core Funds Index is the average of the 30 largest funds in the Lipper category.

(4) The Similar Growth Fund, the Strong Large Company Growth Fund, commenced operations on November 3, 1997.

(5) The Russell 1000 Growth Index measures the performance of companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index measures the performance of the 1,000 largest U.S. companies based on market capitalization

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on your individual tax situation and may differ from those shown. After-tax returns are not relevant to investments through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Unlike the bar chart, the performance table reflects the impact of the maximum initial sales charge, which was first charged on November 30, 2000 for the Similar Core Equity Fund. No sales charge is imposed on reinvested dividends and distributions. The Similar Growth Fund does not impose any sales charges on purchases.

PORTFOLIO MANAGEMENT TEAMS


NAME                                              BUSINESS EXPERIENCE
-----------------------------------------------   ------------------------------------------------------------
BALANCED ALLOCATION MANAGEMENT TEAM

Andrew D. Harding                                 Mr. Harding is responsible for portfolio management and
Chief Investment Officer, Fixed Income            fixed income research of the Balanced Allocation Fund.
Years with the Adviser: 9
Industry experience: 28 years                     Mr. Harding has been with the Adviser since 2000.

Gordon A. Johnson                                 Mr. Johnson is responsible for portfolio management and
Managing Director                                 equity research of the Balanced Allocation Fund.
Years with the Adviser: 5
Industry experience: 24 years                     Prior to Investment Counselors' merger with the Adviser on
                                                  December 31, 2005, Mr. Johnson was the President and Chief
                                                  Investment Officer of Investment Counselors, the former
                                                  sub-adviser to the Small Cap Core Fund, since 1985.

Brian L. Stine, CFA                               Mr. Stine is responsible for the management of the Balanced
Portfolio Manager                                 Allocation Fund.
Years with the Adviser: 5
Industry experience: 28 years                     Prior to joining the Adviser in 2004, Mr. Stine was a senior portfolio manager with Smith Graham & Company. Mr. Stine had been with Smith Graham & Company since 1993.

INTERNATIONAL EQUITY INVESTMENT MANAGEMENT TEAM, POLARIS (SUB-ADVISER)

Martin C. Schulz, J.D.                            Mr. Schulz is responsible for the day-to-day management of
Managing Director                                 the International Growth Component of the International
Years with the Adviser: 11                        Equity Fund.
Industry experience: 14 years
                                                  Mr. Schulz has been with the Adviser since 1997.

Bernard R. Horn, Jr.                              Mr. Horn is responsible for the day-to-day management of the
President and Chief Investment Officer, Polaris   International Value Component of the International Equity
Capital Management, LLC (sub-adviser)             Fund.
Years with the Sub-Adviser: 14
Industry experience: 28 years                     Mr. Horn has been with Polaris, sub-adviser for the
                                                  International Equity Fund, since 1995.

Sumanta Biswas, CFA                               Mr. Biswas is responsible for research and assisting in
Assistant Portfolio Manager, Polaris              management of the International Value Component of the
Capital Management, LLC (sub-adviser)             International Equity Fund.
Years with the Sub-Adviser: 7
Industry experience: 11 years                     Mr. Biswas joined Polaris in 2002.

LARGE CORE/GROWTH EQUITY INVESTMENT MANAGEMENT TEAM

Christopher H. Wiles, CFA                         Shares responsibility for overall management of the fund and
Managing Director                                 decision making on securities entering and leaving the
Years with the Adviser: 5                         portfolios.
Industry experience: 23 years
                                                  Mr. Wiles joined the Adviser in 2004. Mr. Wiles founded
                                                  Rockhaven Asset Management in 1997. In 2002, Rockhaven was
                                                  acquired by Strong Capital Management, Inc. where he served as Senior Portfolio Manager until joining the Adviser.

Lawrence E. Eakin, Jr.                            Shares responsibility for overall management of the fund and
Senior Portfolio Manager                          decision making on securities entering and leaving the
Years with the Adviser: 5                         portfolios.
Industry experience: 14 years
                                                  Mr. Eakin joined the Adviser in 2004. From 2002 to 2004, he was a Co-Portfolio Manager of the Strong Large Company Core
                                                  Fund and Large Company Growth Fund at Strong Capital
                                                  Management, Inc.

NAME                                              BUSINESS EXPERIENCE
-----------------------------------------------   ------------------------------------------------------------
LARGE CAP VALUE EQUITY INVESTMENT MANAGEMENT TEAM

D. Andrew Shipman, CFA                            Mr. Shipman is a Portfolio Manager with shared
Portfolio Manager                                 responsibility for portfolio management of the Large Cap
Years with the Adviser: 3                         Value Fund.
Industry experience: 15 years
                                                  Prior to joining the Adviser in 2006, Mr. Shipman served as an Associate Partner/Portfolio Manager at INVESCO NAM
                                                  Institutional (N.A.), Inc. since 2001

Edward A. Johnson, CFA                            Mr. Johnson is a Portfolio Manager with shared
Portfolio Manager                                 responsibility for portfolio management of the Large Cap
Years with the Adviser: 4                         Value Fund.
Industry experience: 11 years
                                                  Prior to joining the Adviser in 2004, Mr. Johnson was a
                                                  founding member of Volaris Advisors, a derivatives advisory firm in New York specializing in risk and volatility
                                                  management, which was acquired by Credit Suisse First
                                                  Boston. He had been with Volaris since 2000.

STRUCTURED EQUITY INVESTMENT MANAGEMENT TEAM

Hitesh C. Patel, PhD                              Mr. Patel has overall responsibility for quantitative
Managing Director                                 research and portfolio management.
Years with the Adviser: 4
Industry experience: 15 years                     Prior to joining the Adviser in April 2005, Mr. Patel served as Director of Quantitative Research at Harris Investment
                                                  Management, Inc. ("HIM"). Mr. Patel had been with HIM since
                                                  1998.

Paul Kleinaitis, CFA                              Mr. Kleinaitis is responsible for portfolio management and
Senior Portfolio Manager                          investment research.
Years with the Adviser: 4
Industry experience: 22 years                     Prior to joining the Adviser in April 2005, Mr. Kleinaitis was a portfolio manager for HIM. Mr. Kleinaitis had been
                                                  with HIM since 1999.

Rob C. Roquitte, CFA                              Mr. Roquitte is responsible for portfolio management.
Senior Portfolio Manager
Years with the Adviser: 4                         Prior to joining the Adviser in April 2005, Mr. Roquitte was
Industry experience: 22 years                     a portfolio manager for HIM. Mr. Roquitte had been with HIM since 1999.

Steven P. Greiner, PhD                            Mr. Greiner is responsible for quantitative research and
Senior Quantitative Strategist                    portfolio modeling.
Years with the Adviser: 4
Industry experience: 15 years                     Prior to joining the Adviser in April 2005, Mr. Greiner
                                                  served as senior quantitative strategist at HIM. since 2003.
                                                  Prior to that, he served as Director of Quantitative
                                                  Research with Clover Capital Management. Mr. Greiner had
                                                  been with Clover Capital Management since 2000.

MID CAP VALUE EQUITY INVESTMENT MANAGEMENT TEAM

Michael E. Santelli, CFA, CPA                     Mr. Santelli is responsible for management of the Mid Cap
Managing Director                                 Value Fund.
Years with the Adviser: 13
Industry experience: 18 years                     Mr. Santelli has been with the Adviser since 1995.

Alex L. Vallecillo, CFA                           Mr. Vallecillo is responsible for management of the Mid Cap
Senior Portfolio Manager                          Value Fund.
Years with the Adviser: 13
Industry experience: 14 years                     Mr. Vallecillo has been with the Adviser since 1996.

NAME                                              BUSINESS EXPERIENCE
-----------------------------------------------   ------------------------------------------------------------
QUANTITATIVE ANALYSIS MANAGEMENT TEAM

Hitesh C. Patel, PhD                              Mr. Patel has overall responsibility for quantitative
Managing Director                                 research and portfolio management.
Years with the Adviser: 4
Industry experience: 15 years                     Prior to joining the Adviser in April 2005, Mr. Patel served as Director of Quantitative Research at Harris Investment
                                                  Management, Inc. Mr. Patel had been with HIM since 1998.

Rita A. Ontko, CFA                                Ms. Ontko is responsible for analytical support of the fund
Analyst Years with the Adviser: 12                models.
Industry experience: 15 years
                                                  Ms. Ontko has been with the Adviser since 1996.

Steven P. Greiner, PhD                            Mr. Greiner is responsible for quantitative research and
Senior Quantitative Strategist                    portfolio modeling.
Years with the Adviser: 4
Industry experience: 15 years                     Prior to joining the Adviser in April 2005, Mr. Greiner
                                                  served as senior quantitative strategist at Harris
                                                  Investment Management, Inc. since 2003. Prior to that, he
                                                  served as Director of Quantitative Research with Clover
                                                  Capital Management. Mr. Greiner had been with Clover Capital
                                                  Management since 2000.

Chen Chen, PhD                                    Ms. Chen is responsible for quantitative research, index
Senior Analyst                                    strategy research, and structured equity research.
Years with the Adviser: 4
Industry experience: 4 years                      Prior to joining the Adviser in July 2005, Ms. Chen was a
                                                  full time student at the University of Illinois at Chicago pursuing a doctorate in Business Statistics. Ms. Chen earned her doctorate in September 2005.

SMALL CAP CORE EQUITY INVESTMENT MANAGEMENT TEAM

Gordon A. Johnson                                 Mr. Johnson has overall responsibility for the team's
Managing Director                                 investment operations.
Years with the Adviser: 5
Industry experience: 24 years                     Prior to Investment Counselors' merger with the Adviser on
                                                  December 31, 2005, Mr. Johnson was the President and Chief
                                                  Investment Officer of Investment Counselors, the former
                                                  sub-adviser to the Small Cap Core Fund, since 1985.

James E. Mineman                                  Mr. Mineman is responsible for coordinating the equity
Portfolio Manager                                 research process for the Small Cap Core Fund.
Years with the Adviser: 5
Industry experience: 15 years                     Prior to Investment Counselors' merger with the Adviser on
                                                  December 31, 2005, Mr. Mineman was the Director of Equity
                                                  Research at Investment Counselors, the former sub-adviser to the Small Cap Core Fund, since 1994.

Peter A. Roy, CFA                                 Mr. Roy is responsible for implementing and managing the
Senior Analyst                                    investment philosophy.
Years with the Adviser: 5
Industry experience: 9 years                      Prior to Investment Counselors' merger with the Adviser on
                                                  December 31, 2005, Mr. Roy was a portfolio manager at
                                                  Investment Counselors, the former sub-adviser to the Small
                                                  Cap Core Fund, since 2003. Prior to 2003, Mr. Roy was a
                                                  portfolio manager for Allegiant Trust Company From 2000
                                                  through 2002, he was pursuing his M.B.A at Washington
                                                  University's Olin School of Business.

Lisa A. Teter                                     Ms. Teter is responsible for portfolio management and
Senior Analyst                                    trading for the Small Cap Core Fund.
Years with the Adviser: 5
Industry experience: 15 years                     Prior to Investment Counselors' merger with the Adviser on
                                                  December 31, 2005, Ms. Teter was a portfolio manager at
                                                  Investment Counselors, the former sub-adviser to the Small
                                                  Cap Core Fund, since 1994.

NAME                                              BUSINESS EXPERIENCE
-----------------------------------------------   ------------------------------------------------------------
TAXABLE FIXED INCOME MANAGEMENT TEAM

Andrew D. Harding                                 Mr. Harding has primary responsibility for taxable fixed
Chief Investment Officer, Fixed                   income strategy and performance at the Adviser.
Income
Years with the Adviser: 9                         Mr. Harding has been with the Adviser since 2000.
Industry experience: 28 years

Cynthia D. Cole                                   Ms. Cole is primarily responsible for analyzing and
Portfolio Manager, Fixed Income                   recommending corporate sector investments.
Years with the Adviser: 10
Industry experience: 24 years                     Ms. Cole has been with the Adviser since 1999.

Timothy D. Compan, Jr., CFA                       Mr. Compan has responsibility for corporate bond portfolio
Portfolio Manager, Corporate Bonds                management and trading.
Years with the Adviser: 6
Industry experience: 10 years                     Prior to joining the Adviser in 2003, Mr. Compan was a
                                                  corporate bond trader for Goldman Sachs Asset Management
                                                  L.P. Mr. Compan had been with Goldman Sachs Asset Management
                                                  L.P. since 1999.

Kenneth F. Karwowski, CFA                         Mr. Karwowski has primary responsibility for high yield
Portfolio Manager, High Yield                     investment and strategy.
Years with the Adviser: 3
Industry experience: 22 years                     Prior to joining the Adviser in 2006, Mr. Karwowski served as a senior credit analyst covering several industries in
                                                  both high yield and investment grade areas for Henderson
                                                  Global Investors.

Mark A. Lozina, CFA                               Mr. Lozina has day-to-day responsibility for fixed income
Portfolio Manager, Short Duration                 security and portfolio research.
Years with the Adviser: 7
Industry experience: 13 years                     Mr. Lozina has been with the Adviser since 2002.

Brian L. Stine, CFA                               Mr. Stine is primarily responsible for fixed income security
Portfolio Manager                                 and portfolio research.
Years with the Adviser: 5
Industry experience: 28 years                     Prior to joining the Adviser in 2004, Mr. Stine was a senior portfolio manager with Smith Graham & Company. Mr. Stine had been with Smith Graham & Company since 1993.

TAX EXEMPT FIXED INCOME TEAM

Cynthia D. Cole                                   Ms. Cole has leadership responsibility for the municipal
Portfolio Manager, Fixed Income                   fixed income investment style.
Years with the Adviser: 10
Industry experience: 24 years                     Ms. Cole has been with the Adviser since 1999.

Patrick J. Azouri, CFA                            Mr. Azouri has responsibility for municipal fixed income and
Portfolio Manager, Tax Exempt                     portfolio research for the Intermediate Tax Exempt Bond Fund
Years with the Adviser: 3 years                   and the Ohio Intermediate Tax Exempt Bond Fund.
Industry experience: 10 years
                                                  Mr. Azouri joined the Adviser in 2005. He was an Analyst in the Finance Department until October 2005 when he joined the
                                                  Fixed Income Management Team. Mr. Azouri worked for National
                                                  City Corporation in the Consumer and Small Business Group
                                                  since 2002.

Keith L. Erwin                                    Mr. Erwin has responsibility for municipal fixed income
Portfolio Manager, Municipal                      investments for the Michigan Intermediate Municipal Bond
Years with the Adviser: 11                        Fund and the Pennsylvania Intermediate Municipal Bond Fund.
Industry experience: 12 years
                                                  Mr. Erwin has been with the Adviser since 1998.


Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Funds is described in the Statement of Additional Information.

PURCHASING, EXCHANGING AND REDEEMING FUND SHARES

EFFECTIVE MAY 31, 2006, CLASS B SHARES OF THE FUNDS ARE NO LONGER OFFERED, EXCEPT IN CONNECTION WITH DIVIDEND REINVESTMENT AND PERMITTED EXCHANGES OF CLASS B SHARES. EXISTING CLASS B SHAREHOLDERS MAY CONTINUE TO HOLD THEIR CLASS B SHARES, REINVEST DIVIDENDS INTO CLASS B SHARES OF THE FUNDS AND EXCHANGE THEIR CLASS B SHARES OF A FUND FOR CLASS B SHARES OF ANOTHER FUND (AS PERMITTED BY CURRENT EXCHANGE PRIVILEGE RULES). AS OF MAY 31, 2006, NO NEW OR SUBSEQUENT INVESTMENTS, INCLUDING THROUGH THE FUNDS' PLANNED INVESTMENT PROGRAM, WILL BE ALLOWED IN CLASS B SHARES OF ANY FUND, EXCEPT THROUGH A DIVIDEND REINVESTMENT OR PERMITTED EXCHANGE. ALL CLASS B SHARE ATTRIBUTES, INCLUDING ASSOCIATED CONTINGENT DEFERRED SALES CHARGE SCHEDULES, CONVERSION FEATURES AND DISTRIBUTION PLAN AND SHAREHOLDER SERVICES PLAN FEES, WILL CONTINUE IN EFFECT.

     CLASS B SHARES

     -    NO FRONT-END SALES CHARGE

     - CONTINGENT DEFERRED SALES CHARGE (BACK-END SALES CHARGE IF YOU REDEEM WITHIN 5 YEARS - DECLINING AFTER THE SECOND YEAR)

     -    12B-1 FEES UP TO 0.75% OF NET ASSETS

     -    SHAREHOLDER SERVICING FEES UP TO 0.25% OF NET ASSETS

     -    CONVERTS TO CLASS A SHARES AFTER THE EIGHTH YEAR

     - EXCHANGE ONLY FROM AN ALLEGIANT NON-MONEY MARKET FUND OR ARRANGE FOR A SYSTEMATIC EXCHANGE PROGRAM (PERTAINS TO THE MONEY MARKET AND TAX EXEMPT MONEY MARKET FUNDS ONLY)

Class B Shares are for individuals, corporate investors and retirement plans.


Certain shareholders may also purchase shares of the Allegiant Advantage Institutional Money Market Fund ("Advantage Fund," and together with all of the Allegiant Funds, the "Fund Complex"), an investment portfolio of another registered investment company for whom the Adviser provides investment advisory services. The Advantage Fund's minimum initial investment is $5 million. There is no minimum subsequent investment. The Advantage Fund, at its discretion, may reduce the minimum initial investment for specific shareholders whose aggregate relationship with the Fund Complex is substantially equivalent to the $5 million minimum and warrants this reduction. The minimum initial investment also may be waived if the investor has, in the opinion of the Advantage Fund, adequate intent and availability of assets to reach a future level of investment of $5 million in the Fund Complex. Please see an Advantage Fund prospectus for more information.


HOW WE CALCULATE NAV

NAV for one Fund share is the value of that share's portion of the assets of the Fund less liabilities and class expenses.

In calculating NAV, a Fund generally values its investment portfolio at market price. Certain short-term obligations with maturities of 60 days or less that are used to manage a Fund's cash are valued on the basis of amortized cost. In calculating NAV for the Money Market Funds, a Fund generally values its investment portfolio using the authorized cost method which is described in the Statement of Additional Information.

Some Funds may hold securities that are listed on foreign exchanges. Foreign securities are valued based on quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Foreign securities may trade on weekends or other days when the Fund does not calculate NAV. As a result, the market value of these investments may change on days when you cannot buy or redeem shares of the Funds.

If market prices are not readily available, including when quoted prices are considered to be unreliable, fair value prices will be determined in good faith by the Fund accountant and Adviser using methods approved by the Board of Trustees. A Fund will use fair value pricing if the value of a security it holds has been materially affected by events occurring before the Fund's pricing time but after the close of the primary markets or exchange on which the security is traded. Significant events (e.g., movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the Fund calculates its NAV (generally, the close of the New York Stock Exchange ("NYSE")) that may impact the value of securities traded in these foreign markets. This most commonly occurs with foreign securities, but may occur in other cases as well. In these cases, information furnished by an independent pricing service may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. The independent pricing service may draw upon, among other information, the market values of foreign investments. Because the frequency of significant events is not predictable, fair valuation of certain common stocks may occur on a frequent basis. A Fund will also use fair value pricing for domestic securities when a significant event (e.g., there is a "thin" market in the security or the security has not been traded for an extended period of time) impacts the value of such securities. When fair value pricing is employed, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same security. The fair value prices of portfolio securities generally will be used when it is determined that the use of such prices will have a material impact on the NAV of a Fund.

Investments by any Fund in any mutual fund are valued at their respective NAVs as determined by those mutual funds each Business Day. The prospectuses for those mutual funds explain the circumstances under which those funds will use fair value pricing and the effects of using fair value pricing.

Investment transactions are recorded on trade date for financial statement preparation purposes. As is normal procedure in the mutual fund industry, for days other than financial reporting period ends, investment transactions not settling on the same day are recorded and factored into a Fund's net asset value on the Business Day following trade date (T+1). Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums are accreted and amortized, respectively, to interest income over the lives of the respective investments. Expenses common to all the Funds in the Trust are allocated among the Funds on the basis of average net assets. Distribution (12b-1) fees and shareholder services fees relating to a specific Class are charged directly to that Class. Expenses common to all Classes, investment income, and realized and unrealized gains and losses on investments are allocated to each Class based upon the relative daily net assets of each Class.

The Statement of Additional Information contains more detailed information concerning how the Funds value their investments.

SALES CHARGES

CONTINGENT DEFERRED SALES CHARGES

You do not pay a sales charge when you purchase Class B Shares. The offering price of Class B Shares is simply the next calculated NAV. If you redeem your Class B Shares within five years after your purchase, you will pay a contingent deferred sales charge as described in the table below. The sales charge does not apply to shares you purchase through reinvestment of dividends or distributions, so you never pay a deferred sales charge on any increase in your investment above the initial offering price. The sales charge does not apply to exchanges of Class B Shares of one Allegiant Fund for Class B Shares of another Allegiant Fund. After eight years, your Class B Shares are converted to Class A Shares.

                            CLASS B SHARES
                       CONTINGENT DEFERRED SALES
                       CHARGE AS A PERCENTAGE OF
                            DOLLAR AMOUNT
YEARS SINCE PURCHASE      SUBJECT TO CHARGE
--------------------   -------------------------
FIRST                            5.0%
SECOND                           5.0%
THIRD                            4.0%
FOURTH                           3.0%
FIFTH                            2.0%
SIXTH                            NONE
SEVENTH                          NONE
EIGHTH                           NONE


When an investor redeems shares, they are redeemed first from those shares that are not subject to the contingent deferred sales charge (i.e., shares that were acquired through reinvestment of dividends or capital gain distributions) and thereafter, unless otherwise designated by the shareholder, from the shares that have been held the longest.


The contingent deferred sales charge will be waived if you redeem your Class B Shares for the following reasons:

-    redemptions following the death or disability of a shareholder;

- redemptions representing a minimum required distribution from an IRA or a custodial account to a shareholder who has reached 70 1/2 years of age;

- minimum required distributions from an IRA or a custodial account to a shareholder who has died or become disabled;

- redemptions by participants in a qualified plan for retirement loans, financial hardship, certain participant expenses and redemptions due to termination of employment with the plan sponsor;

-    redemptions by a settlor of a living trust;

- redemptions effected pursuant to the Fund's right to liquidate a shareholder's account if the value of shares held in the account is less than the minimum account size;

-    return of excess contributions;

- redemptions following the death or disability of both shareholders in the case of joint accounts;

- exchange of Class B Shares of an Allegiant Fund for Class B Shares of another Allegiant Fund;

- distributions of less than 10% of the annual account value under a Systematic Withdrawal Plan;

- exchange of Class B Shares for Class I Shares of the same Fund by a financial institution on behalf of its customers who beneficially own such shares through a fiduciary account; and

- redemptions by participants in a qualified plan who transfer funds from an Allegiant Fund to a non-Allegiant Fund available through the plan.


For more information on reduced sales charges, please visit Allegiant's website at AllegiantFunds.com or consult your broker or financial intermediary. The website includes information on sales charges, free of charge and in a clear and prominent format.

HOW TO REDEEM YOUR FUND SHARES


Shareholders may redeem shares by following the procedures described below:


ONLINE                       The minimum amount for Internet redemption is $100. You may arrange for
ALLEGIANTFUNDS.COM           participation  in a Systematic Withdrawal Plan (see below for more information). To authorize this service, please complete an Account
                             Maintenance Form or call 1-800-622-FUND (3863).

BY TELEPHONE                 Call with your account name, number, and amount of redemption (minimum amount is
1-800-622-FUND (3863)        $100). Redemptions will be sent to the shareholder's address or bank account record.

SYSTEMATIC WITHDRAWAL PLAN   If you have at least $1,000 in your account, you may use the Systematic
                             Withdrawal Plan. Under the plan you may arrange periodic automatic withdrawals of at least $100 from any Fund. There will be no deferred sales charge on systematic withdrawals made on Class B Shares, as long as the amounts withdrawn do not exceed 10% annually of the account balance. The proceeds of each withdrawal will be mailed to you by check or via electronic transfer to your bank checking or savings account. Participation in this program can be arranged when completing an account application or an Account Maintenance Form, via the
                             Internet, or calling 1-800-622-FUND(3863).

FINANCIAL  INTERMEDIARY      Contact your financial consultant, financial intermediary or institution to redeem your shares. Your financial consultant, financial intermediary or institution may charge a fee for its services, in addition to the fees charged by the Fund.


SIGNATURE GUARANTEE

The use of a signature guarantee is common in the securities industry. Its purpose is to authenticate the signature and capacity of a person requesting the redemption or transfer of securities and is for your protection as well as the Fund's.

We will accept only STAMP2000 New Technology Medallion Signature Guarantee stamps from eligible guarantors. These include banks, broker/dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. The signature guarantee must appear on the same document as the signature(s) being guaranteed and as close as practicable to the endorsement.

To obtain the signature guarantee, you must take your unsigned document to the guaranteeing institution. Most institutions will not guarantee your signature unless you sign in their presence. Be sure to bring the kind of personal identification with you that the guaranteeing institution requires. The guaranteeing institution must use a STAMP2000 New Technology Medallion Signature Guarantee stamp. A stamp that is not in this format is NOT an acceptable substitute. A witnessed, verified, or certified signature or a notarization by a notary public is NOT an acceptable substitute for a Medallion Signature Guarantee, nor can we accept a comparison signature guarantee, a handwritten signature guarantee, or a non-Medallion Signature Guarantee stamp.

RECEIVING YOUR MONEY

If you would like the proceeds of your redemption to be sent to an address or made payable to a payee other than the information we have on record, please notify Allegiant in writing and include a Medallion Signature Guarantee from a bank or other financial institution (see "Signature Guarantee" above).

Redemption requests will be processed at the next NAV determined after the Fund receives your request in good order, less any applicable deferred sales charge. Good order means that your request includes complete information. See "Contingent Deferred Sales Charges" for information concerning the application of contingent deferred sales charges.

Normally, we will send your redemption proceeds within seven days after we receive your request in good order. Your proceeds can be wired to your bank account or sent to you by check. Allegiant does not charge a fee to wire your funds; however, your institution may charge a fee.

IF YOU RECENTLY CHANGED YOUR ADDRESS, YOU WILL NOT BE ABLE TO REDEEM YOUR SHARES WITHIN 30 DAYS AFTER THE CHANGE WITHOUT A SIGNATURE GUARANTEE.

REDEMPTIONS IN KIND

We generally pay sale (redemption) proceeds in cash. Redemption proceeds may be paid all or in part in liquid securities (redemption in kind) with a market value equal to the redemption price rather than cash when the Fund determines that it is in the best interests of the Fund and its shareholders. It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. Shareholders remain responsible for any loss in their accounts or any applicable taxes until their shares are redeemed.

INVOLUNTARY SALE OF YOUR SHARES

If your account balance drops below $1,000 because of redemptions, you may be required to redeem your shares. But, we will always give you at least 60 days' written notice to give you time to add to your account and avoid the sale of your shares.


SUSPENSION OF YOUR RIGHT TO REDEEM YOUR SHARES

Allegiant may suspend the right of redemption or postpone the date of payment for shares redeemed during any period when:

(a) trading on the NYSE is restricted by applicable rules and regulations of the SEC;

(b)  the NYSE is closed for other than customary weekend and holiday closings;

(c)  the SEC has by order permitted the Fund's suspension; or

(d) an emergency exists, as determined by the SEC, as a result of which: (i) disposal by Allegiant of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for Allegiant to determine the fair market value of its net assets.

HOW TO EXCHANGE YOUR SHARES

You may exchange Class B Shares of any Allegiant Fund for Class B Shares of any other Allegiant Fund. When you exchange shares, you are really selling your shares, which may subject you to tax, and buying other Fund shares. Your sale price and purchase price will be based on the NAVs next calculated after a Fund receives your exchange request. No contingent deferred sales charge is imposed on redemptions of shares you acquire in an exchange, provided you hold your shares for at least five years from your initial purchase. You may exchange your shares on any day that the New York Stock Exchange (NYSE) is open for business (Business Day). The deadline for submitting same day exchange orders to Allegiant's transfer agent is 4:00 p.m. Eastern Time. Class B Shares of the Money Market Funds are available through participation in a Systematic Exchange Program (see below) or via an exchange from Class B Shares of a non-money market fund offered by Allegiant.


ONLINE                  You may exchange your shares through the Internet. The minimum amount for an
ALLEGIANTFUNDS.COM      Internet exchange into a new Fund is $1,000. You may arrange for participation in a Systematic Exchange Plan (see Systematic Exchange Program below for more information). To authorize this service, please call 1-800-622-FUND (3863) or visit our Forms Center online to obtain an Account Maintenance Form.

TELEPHONE               Call with your account name, number, and amount of exchange into an existing
1-800-622-FUND (3863)   account (minimum amount is $1,000). To authorize this service, please complete an
                        Account Maintenance Form or call 1-800-622-FUND (3863).

MAIL                    Indicate which existing Fund you would like to transfer to (you may only exchange within the same share class) and mail to the following address:

                           Allegiant Funds
                           c/o PNC Global Investment Servicing
                           P.O. Box 9795
                           Providence, RI 02940-9795

                        FOR OVERNIGHT DELIVERY MAIL TO:

                           Allegiant Funds
                           c/o PNC Global Investment Servicing
                           101 Sabin Street
                           Pawtucket,
                           RI 02860-1427

                        The minimum exchange amount is $1,000.

SYSTEMATIC EXCHANGE PROGRAM   You may exchange Class B Shares of a Money Market
(MONEY MARKET FUNDS ONLY)     Fund for Class B Shares of any other
                              Fund automatically, at periodic intervals.
                              You must exchange your shares within
                              either six or twelve months from the date of
                              purchase. The minimum exchange amount is $50. You
                              may arrange to participate in this program via the
                              Internet at AllegiantFunds.com or by calling
                              1-800-622-FUND (3863) or by completing an account
                              application.

FINANCIAL INTERMEDIARY        Contact your financial consultant, financial
                              intermediary or institution. Your financial
                              consultant, financial intermediary or institution
                              may charge a fee for its services.


TELEPHONE AND INTERNET TRANSACTIONS

Purchasing, exchanging and redeeming Fund shares over the telephone or via the Internet is extremely convenient, but not without risk. Although Allegiant has certain safeguards and procedures to confirm the authenticity of instructions, Allegiant is not responsible for any losses or costs incurred by following telephone or Internet instructions we reasonably believe to be genuine. If you or your financial institution transact with Allegiant over the telephone or via the Internet, you will generally bear the risk of any loss, provided Allegiant has followed reasonable procedures to confirm the authenticity of instructions.

CUSTOMER IDENTIFICATION PROGRAM

Federal regulations require Allegiant to obtain your name, your date of birth (for a natural person), your residential address or principal place of business (as the case may be) and (if different) mailing address, and your Social Security number, employer identification number or other government-issued identification when you open an account. Additional information may be required in certain circumstances. Purchase applications without such information may not be accepted. If you have applied for an identification number, the application must be provided and the number submitted within a time period after the establishment of the account deemed reasonable by Allegiant. To the extent permitted by applicable law, Allegiant reserves the right to place limits on transactions in your account until your identity is verified.

LIMITATIONS ON PURCHASES, EXCHANGES AND REDEMPTIONS

Allegiant's Board of Trustees has adopted policies and procedures that impose limits on purchases, exchanges and redemptions to discourage excessive short-term (market timing) trading by shareholders. Under the Funds' procedures, a Fund or its delegate shall request representations of compliance with the Fund's market timing procedures from parties involved in the distribution of Fund shares and administration of shareholder accounts. The Funds do not accommodate frequent purchases and redemptions of Fund shares by Fund shareholders. Although Class B Shares are closed to new investment, shareholders may exchange Class B Shares of one Fund for Class B Shares of another Fund.

There is no guarantee that Allegiant or its agents will be able to detect frequent trading activity, identify the shareholders engaged in such activity, or, if it is detected, prevent its recurrence. The ability of Allegiant and its agents to monitor trades that are placed through omnibus or other nominee accounts, where the holdings of multiple shareholders are aggregated, is limited. With respect to suspected market timing by investors who acquire shares through omnibus accounts at financial intermediaries (such as investment advisers, broker-dealers, third-party administrators and insurance companies), different purchase and exchange limitations may apply. These limitations may be more or less restrictive than those imposed on direct and fully disclosed accounts. Investors who hold Fund shares through a financial intermediary are advised to consult the intermediary to determine what purchase and exchange limitations apply to their accounts.

Short-term trading creates transaction costs that are borne by all shareholders and disrupts the orderly management of a Fund's portfolio investments. Funds that invest in overseas securities markets are particularly vulnerable to market timers who may take advantage of time zone differences between the foreign markets on which these Funds' portfolio securities trade and the U.S. markets which generally determine the time as of which NAV is calculated ("time-zone arbitrage"). For additional information on time zone arbitrage, see the Statement of Additional Information. Further, Funds that invest in small-cap securities and other types of investments which are not frequently traded, including high-yield bonds, also can be the targets of market timers.

GENERAL TRADING LIMITS: Non-Money Market Fund shareholders are limited to no more than six "round trip" transactions - a fund purchase followed shortly by a corresponding sale (redemption or exchange) - during any 12-month period. If multiple "round trip" transactions occur in an account, there must be at least 60 calendar days between the initiation of each transaction.

Shareholders who violate this policy will be notified of violations of Allegiant's market timing policies. If a shareholder continues market timing activities after being notified, the account will be closed to new purchases or exchanges of Fund shares.


If any transaction is deemed to have the potential to adversely impact a Fund, the Fund reserves the right to:

-    Reject a purchase or exchange order

- Delay payment of immediate cash redemption proceeds for up to seven calendar days

- Revoke a shareholder's privilege to purchase Fund shares (including exchanges or "round trips")

-    Limit the amount of any exchange

Allegiant reserves the right to revise or terminate the exchange privilege at any time, for any reason. You will be provided 60 days' written notice before any material change to the exchange privilege is made.

DISTRIBUTION AND SHAREHOLDER SERVICING PLANS

Each Fund has adopted separate distribution plans with respect to Class B Shares pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that allow each Fund to pay distribution fees for the sale and distribution of its shares. Because these fees are paid out of a Fund's assets continuously, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges. Distribution fees for Class B Shares, as a percentage of average daily net assets, are 0.75% for the Funds.

Each Fund also has adopted a shareholder services plan that permits the Fund to use its assets to pay for services provided by financial institutions to their customers who hold Class B Shares of the Fund. Such services include, but are not limited to, processing purchase and redemption orders, processing dividend payments and maintaining customer account records. Each Fund may pay these institutions up to 0.25% of the average daily net assets attributable to Class B Shares for these shareholder services.

The Funds' underwriter may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the underwriter from any sales charge it receives or from any other source available to it. Under any such program, the underwriter may provide cash or non-cash compensation as recognition for past sales or encouragement for future sales that may include the following: merchandise, travel expenses, prizes, meals and lodging, and gifts that do not exceed $100 per year, per individual.

DIVIDENDS AND TAX ASPECTS OF INVESTING IN THE FUNDS

Dividends from net investment income are declared and paid as follows:

FUND NAME
---------
Balanced Allocation                                       Quarterly
International Equity                                       Annually
Large Cap Core Equity                                     Quarterly
Large Cap Growth                                           Annually
Large Cap Value                                           Quarterly
Mid Cap Value                                              Annually
Multi-Factor Mid Cap Growth                                Annually
Multi-Factor Small Cap Core                                Annually
Multi-Factor Small Cap Focused Value                       Annually
Multi-Factor Small Cap Growth                              Annually
Multi-Factor Small Cap Value                               Annually
S&P 500 Index                                             Quarterly
Small Cap Core                                             Annually
Small Cap Growth                                           Annually
Allegiant Bond Fund                                         Monthly
Allegiant Government Mortgage Fund                          Monthly
Allegiant Intermediate Bond Fund                            Monthly
Allegiant Limited Maturity Bond Fund                        Monthly
Allegiant Total Return Advantage Fund                       Monthly
Allegiant Ultra Short Bond Fund                             Monthly
Allegiant Intermediate Tax Exempt Bond Fund                 Monthly
Allegiant Michigan Intermediate Municipal Bond Fund         Monthly
Allegiant Ohio Intermediate Tax Exempt Bond Fund            Monthly
Allegiant Pennsylvania Intermediate Municipal Bond Fund     Monthly
Allegiant Money Market Fund                                 Monthly
Allegiant Tax Exempt Money Market Fund                      Monthly

Each Fund makes distributions of capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive a distribution.

You will receive distributions in the form of additional Fund shares unless you elect to receive payment in cash. You may change your distribution options directly through the Internet at AllegiantFunds.com, or by notifying Allegiant in writing prior to the date of the distribution. Your election will be effective for distributions paid the next day if done through the Internet or after Allegiant receives your written notice.

The following is a summary of certain United States tax considerations relevant under current law, which may be subject to change in the future. Except where otherwise indicated, the discussion relates to investors who are individual United States citizens or residents. You should consult your tax adviser for further information regarding federal, state local and/or foreign tax consequences relevant to your specific situation.

FUND DISTRIBUTIONS

Each Fund contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of net long-term capital gain over net short-term capital loss). Except as otherwise discussed below, you will be subject to federal income tax on Fund distributions regardless whether they are received in cash or reinvested in Fund shares. For federal tax purposes, Fund distributions attributable to short-term capital gains and net investment income are taxable to you as ordinary income.

Distributions attributable to net capital gain of a Fund generally are taxable to you as long-term capital gain without regard to how long you own your shares. Under current provisions of the Internal Revenue Code (the "Code"), the maximum federal income tax long-term capital gain tax rate applicable to individuals, estates, and trusts is 15%.

Distributions from the Equity Funds of dividends received from certain U.S. and foreign corporations ("qualifying dividends") will also generally be taxed at the long-term capital gain rate of 15%, as long as certain other requirements are met. In general, if 95% or more of the gross income of a Fund (other than net capital gain) consists of qualifying dividends, then all distributions paid by the Fund to individual shareholders will be taxed at long-term capital gains rates. But if less than 95% of the gross income of a Fund (other than net capital gain) consists of qualifying dividends, then distributions paid by the Fund to individual shareholders will be qualifying dividends only to the extent they are derived from qualifying dividends earned by the Fund. The amount of a Fund's distributions that qualify for this favorable tax treatment will be reduced as a result of the Fund's securities lending activities, if any, by a high portfolio turnover rate or by investments in debt securities or "non-qualified" foreign corporations. For these lower rates to apply to Fund distributions, you must have owned your Fund shares for at least 61 days during the 121-day period beginning 60 days before a Fund's ex-dividend date. Distributions from the Money Market, Fixed Income and Tax Exempt Bond Funds generally will not qualify for this treatment because these Funds do not invest in the stock of corporations.

Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January are taxable as if they were paid on December 31.

A percentage of the Equity Funds' dividends paid to corporate shareholders may be eligible for the dividends-received deduction. This percentage may, however, be reduced as a result of a Fund's securities lending activities, if any, by a high portfolio turnover rate or by investments in debt securities or foreign corporations. No substantial portion of the distributions from the International Equity Fund will be eligible for the dividends-received deduction.

You will be notified annually of the tax status of distributions paid to you.

You should note that if you purchase shares of a Fund just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This adverse tax result is known as "buying into a dividend."


REDEMPTIONS OR EXCHANGES

You will recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange of your shares for shares of another Fund, in an amount equal to the difference between your tax basis in the shares and the amount you receive for them. Generally, you will recognize a long-term capital gain or loss if you have held your Fund shares for over twelve months at the time you redeem or exchange them. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.)

Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a sale or redemption of shares of a Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares acquired. If you receive an exempt-interest dividend with respect to any Exempt Fund (defined below) share held by you for six months or less, any loss on the sale or exchange of the share will be disallowed to the extent of such dividend amount.

IRAS AND OTHER TAX-QUALIFIED PLANS

The one major exception to the tax principles described above is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable. These types of investors will, therefore, gain no additional tax benefit from investing in any Exempt Fund.

FOREIGN TAXES INCURRED BY THE INTERNATIONAL EQUITY FUND

It is expected that the International Equity Fund will be subject to foreign withholding taxes with respect to dividends or interest received from sources in foreign countries. The International Equity Fund may make an election to treat a proportionate amount of such taxes as constituting a distribution to each shareholder, which would allow each shareholder either (1) to credit such proportionate amount of taxes against U.S. federal income tax liability or (2) to take such amount as an itemized deduction.

TAX EXEMPT FUNDS

The Tax Exempt Bond Funds and Tax Exempt Money Market Fund (the "Exempt Funds") anticipate that substantially all of their income distributions will be "exempt interest dividends," which are exempt from federal income taxes. However, some distributions may be taxable, such as distributions that are derived from occasional taxable investments and distributions of short and long-term capital gains. Interest on indebtedness incurred by a shareholder to purchase or carry shares of any Exempt Fund generally will not be deductible for federal income tax purposes.

You should note that a portion of the exempt-interest dividends paid by the Exempt Funds may constitute an item of tax preference for purposes of determining federal alternative minimum tax liability. However, the Tax Exempt Money Market Fund, the Intermediate Tax Exempt Bond Fund and the Ohio Intermediate Tax Exempt Bond Fund generally invest their assets so that at least 80% of their distributions will not be subject to alternative minimum tax. Exempt-interest dividends will be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by you are subject to federal income taxes.

As noted above, if you receive an exempt-interest dividend with respect to any Exempt Fund share held by you for six months or less, any loss on the sale or exchange of the share will be disallowed to the extent of such dividend amount.

BACKUP WITHHOLDING

The Funds may be required in certain cases to withhold and remit to the Internal Revenue Service a percentage of taxable dividends or gross proceeds realized upon sale payable to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding imposed by the Internal Revenue Service for failure to properly include on their return payments of taxable interest or dividends, or who have failed to certify to a Fund that they are not subject to backup withholding when required to do so or that they are "exempt recipients." The current backup withholding rate is 28%.


U.S. TAX TREATMENT OF FOREIGN SHAREHOLDERS

For nonresident aliens, foreign corporations and other foreign investors, Fund distributions attributable to net long-term capital gains in the Funds will generally be exempt from U.S. tax, but all other Fund distributions will generally be subject to a 30% withholding tax. The withholding tax may, however, be reduced (and, in some cases, eliminated) under an applicable tax treaty between the United States and a shareholder's country of residence or incorporation, provided that the shareholder furnishes the Fund with a properly completed Form W-8BEN to establish entitlement for these treaty benefits.

Foreign shareholders will generally not be subject to U.S. tax on gains realized on sale, exchange or redemption of shares in the Funds.

Different U.S. tax rules apply to a foreign shareholder, however, if an investment in a Fund is connected to a trade or business of the shareholder in the United States or the investor is present in the United States for 183 days or more in a year.


All foreign investors should consult their own tax advisors regarding the tax consequences in their country of residence of an investment in a Fund.


STATE AND LOCAL TAXES

Except as otherwise described herein, you may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply to the portions of each Fund's distributions, if any, that are attributable to interest on U.S. government securities or interest on securities of the particular state or localities within the state. The Michigan Intermediate Municipal Bond Fund intends to distribute income that is exempt from Michigan income taxes, the Ohio Intermediate Tax Exempt Bond Fund intends to distribute income that is exempt from Ohio personal income taxes, and the Pennsylvania Intermediate Municipal Bond Fund intends to distribute income that is exempt from Pennsylvania personal income taxes. State and local tax exemptions with respect to distributions from these Funds are described more fully in the SAI. You should consult your tax adviser regarding the tax status of Fund distributions in your state and locality.

SUNSET OF TAX PROVISIONS

Some of the tax provisions described above are subject to sunset provisions. Specifically, the 15% long-term capital gain rate is scheduled to increase to 20% and dividends will be taxed at ordinary income tax rates, rather than at the long-term capital gain rate, for taxable years beginning after December 31, 2010.

MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

                                   APPENDIX A

MORE INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES

This section provides additional information about the principal investment strategies used by the Funds and the related risks. The Funds' Statement of Additional Information contains more information about the particular types of securities in which the Funds invest.

Each Fund publishes on the Funds' website (AllegiantFunds.com) its complete portfolio holdings as of the end of each fiscal quarter. Such publication is subject to a fifteen calendar day lag between the date of the information and the date on which the information is disclosed. In addition, each Fund (excluding the Allegiant Small Cap Core, Small Cap Growth and Multi-Factor Small Cap Value Fund) publishes on the Funds' website portfolio holdings information as of each month-end. Such publication is subject to a fifteen business day lag between the date of the information and the date on which the information is disclosed. This information will be available on the Funds' website until the date on which a Fund files its next quarterly portfolio holdings report with the SEC on Form N-CSR or Form N-Q. For more information on the Funds' policies and procedures with respect to the disclosure of portfolio securities, see the Funds' Statement of Additional Information, which is available, free of charge, on the Funds' website. The following chart indicates the specific types of investments in which each Fund primarily invests.


                                                                                                                    High-Yield
                                  Emerging                Initial                Exchange-     Fixed                   Lower
                                  Countries    Equity      Public   Convertible    Traded     Income    Government     Rated
                                 Securities  Securities  Offerings   Securities    Funds    Securities  Securities  Securities
                                 ----------  ----------  ---------  -----------  ---------  ----------  ----------  ----------
Allegiant Balanced
Allocation Fund                                   X                      X           X           X           X
Allegiant International
Equity Fund                           X           X                                  X
Allegiant Large Cap
Core Equity Fund                                  X                                  X
Allegiant Large Cap
Growth Fund                                       X                                  X
Allegiant Large Cap Value Fund                    X                                  X
Allegiant Mid Cap Value Fund                      X                                  X
Allegiant Multi-Factor Mid
Cap Growth Fund                                   X          X                       X
Allegiant Multi-Factor
Small Cap Value Fund                              X                                  X
Allegiant S&P 500 Index Fund                      X                                  X
Allegiant Small Cap Core Fund                     X                                  X
Allegiant Small Cap
Growth Fund                                       X          X                       X
Allegiant Bond Fund                                                                  X           X           X
Allegiant Government
Mortgage Fund                                                                        X           X           X
Allegiant Intermediate
Bond Fund                                                                            X           X           X
Allegiant Limited Maturity
Bond Fund                                                                            X           X           X
Allegiant Total Return
Advantage Fund                                                                       X           X           X           X
Allegiant Ultra Short Bond Fund                                                      X           X           X
Allegiant Intermediate Tax
Exempt Bond Fund                                                                                 X

                                                                                                          Eurodollar
                                               Asset-     Mortgage-                                           And
                                  Municipal    Backed      Backed      Foreign   Repurchase   Derivative     Yankee
                                 Securities  Securities  Securities  Securities  Agreements  Instruments  Obligations
                                 ----------  ----------  ----------  ----------  ----------  -----------  -----------
Allegiant Balanced
Allocation Fund                                   X           X           X                        X
Allegiant International
Equity Fund                                                               X                        X
Allegiant Large Cap
Core Equity Fund
Allegiant Large Cap
Growth Fund
Allegiant Large Cap Value Fund
Allegiant Mid Cap Value Fund
Allegiant Multi-Factor Mid
Cap Growth Fund
Allegiant Multi-Factor
Small Cap Value Fund
Allegiant S&P 500 Index Fund                                                                       X
Allegiant Small Cap Core Fund
Allegiant Small Cap
Growth Fund
Allegiant Bond Fund                               X           X                                    X
Allegiant Government
Mortgage Fund                                     X           X
Allegiant Intermediate
Bond Fund                                         X           X                                    X
Allegiant Limited Maturity
Bond Fund                                         X           X
Allegiant Total Return
Advantage Fund                                    X           X                                    X
Allegiant Ultra Short Bond Fund                   X           X
Allegiant Intermediate Tax
Exempt Bond Fund                      X

                                                                                                                    High-Yield
                                  Emerging                Initial                Exchange-     Fixed                   Lower
                                  Countries    Equity      Public   Convertible    Traded     Income    Government     Rated
                                 Securities  Securities  Offerings   Securities    Funds    Securities  Securities  Securities
                                 ----------  ----------  ---------  -----------  ---------  ----------  ----------  ----------
Allegiant Michigan Intermediate
Municipal Bond Fund                                                                              X
Allegiant Ohio Intermediate
Tax Exempt Bond Fund                                                                             X
Allegiant Pennsylvania
Intermediate Municipal
Bond Fund                                                                                        X
Money Market Fund                                                                                X           X
Tax Exempt Money
Market Fund                                                                                      X

                                                                                                          Eurodollar
                                               Asset-     Mortgage-                                           And
                                  Municipal    Backed      Backed      Foreign   Repurchase   Derivative     Yankee
                                 Securities  Securities  Securities  Securities  Agreements  Instruments  Obligations
                                 ----------  ----------  ----------  ----------  ----------  -----------  -----------
Allegiant Michigan Intermediate
Municipal Bond Fund                   X
Allegiant Ohio Intermediate
Tax Exempt Bond Fund                  X
Allegiant Pennsylvania
Intermediate Municipal
Bond Fund                             X
Money Market Fund                                                                     X                        X
Tax Exempt Money
Market Fund                           X

EMERGING COUNTRIES SECURITIES

The securities markets of Asian, Latin, Central, and South American, Eastern European, Middle Eastern, African and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investment in equity securities of issuers located in certain emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. These risks are not normally associated with investment in more developed countries.


EQUITY SECURITIES

Equity securities include publicly and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause a fund's net asset value to fluctuate. An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity security. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations. Although the Equity Funds may from time to time invest in the various types of equity securities discussed in this paragraph, the only equity securities invested in as a principal investment strategy are common stocks.

INITIAL PUBLIC OFFERINGS

An IPO is a company's first offering of stock to the public. IPOs involve the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When the Fund's asset base is small, a significant portion of the Fund's performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund's assets grow, the effect of the Fund's investments in IPOs on the Fund's performance probably will decline, which could reduce the Fund's performance. Because of price volatility of IPO shares, a Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund's portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. There is no assurance that the Fund will be able to obtain allocable portions of IPO shares. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. Because the availability of securities listed in an IPO is normally limited, the Adviser may face conflicts of interest in allocating investment opportunities among the Fund and other accounts managed by the Adviser. The Adviser's IPO allocation decisions may be more or less advantageous to the Fund.

CONVERTIBLE SECURITIES

Convertible securities have characteristics of both fixed income and equity securities. The value of a convertible security tends to move with the market value of the underlying stock, but may also be affected by interest rates, credit quality of the issuer and any call provisions.

EXCHANGE-TRADED FUNDS

Exchange-traded funds ("ETFs") own stocks included in a particular index and changes in the market price of ETFs (before deducting the ETFs' expenses) are generally expected to track the movement of the associated index relatively closely. However, the price movement of ETFs may not perfectly parallel the price action of the associated indices. To the extent a Fund invests in ETFs, shareholders of the Fund may be subject to duplicative management fees and other expenses. ETFs include iShares(SM), Standard & Poor's Depositary Receipts(TM) ("SPDRs"), S&P Sector SPDRs, DIAMONDS, and other security baskets. iShares are shares of an investment company that invests substantially all of its assets in securities included in specified indices, including the MSCI indices for various countries and regions. The market prices of iShares are expected to fluctuate in accordance with both changes in the net asset values ("NAVs") of their underlying indices and supply and demand of iShares on an exchange. However, iShares have a limited operating history and information is lacking regarding the actual performance and trading liquidity of iShares for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the exchange necessary to maintain the listing of iShares will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting iShares occur in the future, the liquidity and value of a Fund's shares could also be substantially and adversely affected. If such disruptions were to occur, a Fund could be required to reconsider the use of iShares as part of its investment strategy. SPDRs are exchange-traded shares that represent ownership in the SPDR Trust, an investment company that was established to own the stocks included in the S&P 500(R) Index. S&P Sector SPDRs are similar investment companies that own the stocks included in various sector indexes. DIAMONDS are similar to SPDRs, but own the securities consisting of all of the stocks of the Dow Jones Industrial Average. The Investment Company Act of 1940, as amended, limits investments by registered investment companies in the securities of other investment companies. However, a Fund may invest in ETFs in excess of these limits in accordance with Securities and Exchange Commission exemptive relief granted to such ETFs.

FIXED INCOME SECURITIES

The market values of fixed income investments change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.

Some fixed income securities may be subject to call risk. During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or "called") by the issuer prior to maturity. This may cause a Fund's average weighted maturity to fluctuate, and may require a Fund to invest the resulting proceeds at lower interest rates.

Some fixed income securities may be subject to event risk. Securities may suffer declines in credit quality and market value due to issuer restructurings or other factors. This risk should be reduced because of the diversification provided by a Fund's multiple holdings.

GOVERNMENT SECURITIES

Government securities are securities issued or guaranteed by agencies, authorities, instrumentalities or sponsored enterprises of the U.S. government, such as GNMA, FNMA, Freddie Mac and FHLBs, as well as obligations issued or guaranteed by the U.S. government, including U.S. Treasury bills, notes and bonds. Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as GNMA, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as FNMA, Freddie Mac and FHLBs, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law. U.S. government securities may also include Treasury inflation-protected securities which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation.

HIGH-YIELD, LOWER RATED SECURITIES (or "junk bonds") are subject to additional risks, including:

- High-yield, lower rated securities involve greater risk of default or price declines than investments in investment grade securities (e.g., securities rated BBB or higher by S&P or Baa or higher by Moody's) due to changes in the issuer's creditworthiness.

- The market for high-yield, lower rated securities may be thinner and less active, causing market price volatility and limited liquidity in the secondary market. This may limit the ability of a Fund to sell these securities at their fair market values either to meet redemption requests, or in response to changes in the economy or the financial markets.

- Market prices for high-yield, lower rated securities may be affected by investors' perception of the issuer's credit quality and the outlook for economic growth. Thus, prices for high-yield, lower rated securities may move independently of interest rates and the overall bond market.

- The market for high-yield, lower rated securities may be adversely affected by legislative and regulatory developments.

- Investment in securities already in default poses an additional risk of loss should non-payment of principal and interest continue. Even if such securities are held to maturity, recovery of the initial investment and any anticipated income or appreciation is uncertain. In addition, expenses may be incurred in seeking recovery of default payments or otherwise protecting a Fund's interests.

MUNICIPAL SECURITIES

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes to the financial condition or credit rating of municipal issuers may also adversely affect the value of a Fund's municipal securities. Constitutional or legislative limits on borrowing by municipal issuers may result in reduced supplies of municipal securities. Moreover, certain municipal securities are backed only by a municipal issuer's ability to levy and collect taxes.

In addition, a Fund's concentration of investments in issuers located in a single state makes the Fund more susceptible to adverse political or economic developments affecting that state. A Fund that concentrates its investments in a single state may be riskier than mutual funds that buy securities of issuers in numerous states.

ASSET-BACKED SECURITIES

Asset-backed securities are fixed income securities representing an interest in a pool of shorter-term loans such as automobile loans, home equity loans, equipment or computer leases or credit card receivables. The payments from the loans are passed through to the security holder. The loans underlying asset-backed securities tend to have prepayment rates that do not vary with interest rates. In addition, the short-term nature of the loans reduces the impact of any change in prepayment level. However, it is possible that prepayments will alter the cash flow on asset-backed securities and it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayment will lengthen it, affecting the price volatility of the security. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security.

MORTGAGE-BACKED SECURITIES

Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of a portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of that portfolio.

FOREIGN SECURITIES

Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or expropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Investment in sovereign debt obligations by certain Funds involves risks not present in debt obligations of corporate issuers. The issuer of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited recourse to compel payment in the event of a default. Periods of economic uncertainty may result in volatility of market prices of sovereign debt and, in turn, a Fund's NAV, to a greater extent than the volatility inherent in debt obligations of U.S. issuers. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

Investments in foreign securities denominated in foreign currencies involve additional risks, including:

- The value of a Fund's assets measured in U.S. dollars may be affected by changes in currency rates and in exchange control regulations;

- A Fund may incur substantial costs in connection with conversions between various currencies;

- A Fund may be unable to hedge against possible variations in foreign exchange rates or to hedge a specific security transaction or portfolio position; and

- Only a limited market currently exists for hedging transactions relating to currencies in certain emerging markets.

Investments in foreign securities may take the form of sponsored or unsponsored ADRs. ADRs represent the right to receive securities of foreign issuers deposited in a bank or other depository. ADRs are traded in the United States. Prices of ADRs are quoted in U.S. dollars.

REPURCHASE AGREEMENTS

Under a repurchase agreement a Fund purchases securities from a seller who agrees to repurchase the securities sold at a mutually agreed upon time and price which is higher than the purchase price. The securities usually are repurchased the next day or within a few days. If the seller defaults, a Fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced by or against the seller, there could be a delay in receiving the collateral.

DERIVATIVE INSTRUMENTS

A small investment in derivatives, such as options, swaps, futures and options on futures, could have a potentially large impact on the Fund's performance. The use of derivatives involves risks different from the risks associated with investing directly in the underlying assets. Derivatives can be volatile, illiquid and difficult to value, and an imperfect correlation may exist between changes in the value of a derivative held by the Fund and the Fund's other investments.

EURODOLLAR AND YANKEE OBLIGATIONS

The Money Market Fund may also invest in Eurodollar and Yankee obligations, which include, but are not limited to, certificates of deposit issued in U.S. dollars by foreign banks and foreign branches of U.S. banks. Eurodollar and Yankee obligations have the same risks, such as income risk and credit risk, as those of U.S. money market instruments. Other risks of Eurodollar and Yankee obligations include the chance that a foreign government will not let U.S. dollar-denominated assets leave the country, the chance that the banks that issue Eurodollar obligations may not be subject to the same regulations as U.S. banks, and the chance that adverse political or economic developments will affect investments in a foreign country. Before the Adviser selects a Eurodollar or Yankee obligation, however, any foreign issuer undergoes the same credit-quality analysis and tests of financial strength as those for the issuers of domestic securities.

MORE INFORMATION ABOUT FUND INVESTMENTS

Additional investment policies are described in this section.

Each Fund also may invest in other securities, use other strategies and engage in other investment practices.

See the Statement of Additional Information for more detail on the investments and strategies used by the Funds.

TEMPORARY INVESTMENTS

For temporary defensive purposes, to avoid losses during unusual economic, market, political or other conditions, each Fund may invest up to 100% of its assets in short-term high quality debt instruments. These instruments would not ordinarily be consistent with a Fund's principal investment strategies, and may prevent a Fund from achieving its investment objective. A Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for achieving the Fund's investment objective.

A Fund with a policy requiring it to invest at least 80% of its net assets in particular types of securities also may temporarily deviate from such policy in other limited, appropriate circumstances, such as unusually large cash inflows or redemptions, or the temporary unavailability of a sufficient supply of such securities. The 80% investment requirement generally applies at the time a Fund purchases securities. In the event a Fund no longer meets the 80% requirement (for example, as a result of changes in the value of its portfolio holdings or other circumstances beyond its control), the Fund will make future investments in a manner that would bring the Fund into compliance with the 80% requirement.

DERIVATIVES AND FUTURES CONTRACTS

In fulfilling the 80% investment requirement referred to in the preceding paragraph, a Fund may include in the computation synthetic instruments with economic characteristics similar to the types of securities subject to the requirement, such as derivatives or futures contracts. A derivative is an instrument that derives its value from the performance of an underlying financial asset, index or other investment. A futures contract is an agreement to buy or sell a specific amount of a commodity or financial instrument at a particular price on a specified future date. These instruments may carry greater risk than other types of securities in which the Funds invest. For more information on derivatives and futures contracts and their related risks, see the Statement of Additional Information.

SECURITIES LENDING

Each of the Equity Funds and Fixed Income Funds may lend portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, a Fund will receive collateral from the borrower equal to at least 101.5% of the market value of the domestic securities loaned and 105% of the market value of the international securities loaned, for the Equity Funds, and at least 101.5% of the market value of the securities loaned for the Fixed Income Funds. Should the borrower of the securities fail financially, a Fund may experience delays in recovering the loaned securities or exercising its rights in the collateral.

ILLIQUID SECURITIES

Each Fund may invest up to 15% of its net assets in illiquid securities (the Money Market Funds may invest up to 10% of their respective net assets in illiquid securities). Illiquid securities are securities that a Fund may not be able to sell in the ordinary course of business. Restricted securities are a special type of illiquid security; these securities have not been publicly issued and legally can be resold only to qualified buyers. From time to time, the board of trustees may determine that particular restricted securities are not illiquid, as those securities may then be purchased by a Fund without limit.

FOREIGN SECURITIES

Each of the Equity Funds and Fixed Income Funds may invest in foreign securities. The Balanced Allocation Fund and International Equity Fund invest in foreign securities as part of their principal investment strategies. The S&P 500 Index Fund will only invest in foreign securities if they are included in the S&P 500(R) Index. Each other Equity Fund and Fixed Income Fund may invest in foreign securities, but these Funds do not use such investments as part of their principal investment strategies.

Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or expropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Investment in sovereign debt obligations by certain Funds involves risks not present in debt obligations of corporate issuers. The issuer of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited recourse to compel payment in the event of a default. Periods of economic uncertainty may result in volatility of market prices of sovereign debt and, in turn, a Fund's NAV, to a greater extent than the volatility inherent in debt obligations of U.S. issuers. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

Investments in foreign securities denominated in foreign currencies involve additional risks, including:

- The value of a Fund's assets measured in U.S. dollars may be affected by changes in currency rates and in exchange control regulations;

- A Fund may incur substantial costs in connection with conversions between various currencies;

- A Fund may be unable to hedge against possible variations in foreign exchange rates or to hedge a specific security transaction or portfolio position; and

- Only a limited market currently exists for hedging transactions relating to currencies in certain emerging markets.


CASH MANAGEMENT

Pursuant to SEC rules, the Funds may invest cash balances not otherwise invested in portfolio securities and cash collateral from securities lending programs to purchase shares of the money market funds offered by the Trust and the Allegiant Advantage Fund, a separate investment company affiliated with the Trust.

                                APPENDIX B

FINANCIAL HIGHLIGHTS

The tables that follow present performance information about Class B Shares of each Fund. This information is intended to help you understand each Fund's financial performance for the past five years, or, if shorter, the period of the Fund's or share class' operations. All per share information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions.

The financial highlights have been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose reports, along with each Fund's financial statements, are included in the annual reports dated May 31, 2008 and are incorporated by reference into the Statement of Additional Information.

No financial highlights are presented for Class B Shares of the Ultra Short Bond, Pennsylvania Intermediate Municipal Bond and Tax Exempt Money Market Funds because Class B Shares of these Funds had not yet commenced operations as of May 31, 2008.

You can obtain the Funds' annual report, which contains more performance information, at no charge by calling 1-800-622-FUND (3863).

                                                            FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR THE YEARS ENDED MAY 31, UNLESS OTHERWISE INDICATED


                                       REALIZED
            NET                           AND                                DISTRIBUTIONS
           ASSET                      UNREALIZED                  DIVIDENDS    FROM NET     NET ASSET
          VALUE,           NET        GAIN (LOSS)     PAYMENT     FROM NET     REALIZED       VALUE,
         BEGINNING     INVESTMENT         ON            BY       INVESTMENT     CAPITAL        END
          OF YEAR   INCOME (LOSS)(1)  INVESTMENTS  AFFILIATE(1)    INCOME        GAINS       OF YEAR
         ---------  ----------------  -----------  ------------  ----------  -------------  ---------
BALANCED ALLOCATION FUND

CLASS B
2008       $11.88        $ 0.11         $(0.24)        --**(2)     $(0.13)       $(0.71)     $10.91
2007        10.64          0.12           1.52         --           (0.10)        (0.30)      11.88
2006         9.96          0.07           0.68         --           (0.07)           --       10.64
2005         9.36          0.05           0.60         --           (0.05)           --        9.96
2004         8.46          0.02           0.89         --           (0.01)           --        9.36

INTERNATIONAL EQUITY FUND

CLASS B
2008*      $17.35        $ 0.07         $(0.23)        --**(2)     $   --        $   --      $17.19
2007*       13.73            --**         3.62         --              --            --       17.35
2006*       10.73          0.02           3.12         --           (0.14)           --       13.73
2005         9.81          0.04           0.93         --           (0.05)           --       10.73
2004         7.77         (0.02)          2.14         --           (0.08)           --        9.81

LARGE CAP CORE EQUITY FUND

CLASS B
2008       $12.70        $(0.12)        $(0.54)        --**(2)     $(0.05)       $(1.04)     $10.95
2007        11.77            --**         1.69         --              --         (0.76)      12.70
2006        11.03         (0.06)          1.05         --              --         (0.25)      11.77
2005        10.49         (0.03)          0.76         --           (0.03)        (0.16)      11.03
2004         9.22         (0.02)          1.29         --              --            --       10.49

LARGE CAP GROWTH FUND

CLASS B
2008       $19.36        $(0.22)        $(0.34)     $0.01(2)       $   --        $(1.86)     $16.95
2007        18.55         (0.10)          2.82         --              --         (1.91)      19.36
2006        17.92         (0.18)          1.45         --              --         (0.64)      18.55
2005        17.78         (0.10)          0.48         --              --         (0.24)      17.92
2004        16.38         (0.15)          1.57         --           (0.02)           --       17.78

LARGE CAP VALUE FUND

CLASS B
2008       $20.77        $ 0.10         $(2.32)        --**(2)     $(0.17)       $(1.86)     $16.52
2007        18.70          0.09           4.20         --           (0.08)        (2.14)      20.77
2006        17.43          0.07           2.60         --           (0.05)        (1.35)      18.70
2005        16.30          0.09           1.81         --           (0.09)        (0.68)      17.43
2004        13.97          0.06           2.38         --           (0.11)           --       16.30

MID CAP VALUE FUND

CLASS B
2008       $16.04        $(0.02)        $(2.21)        --**(2)     $(0.02)       $(0.71)     $13.08
2007        13.36          0.11           3.33         --              --         (0.76)      16.04
2006        12.18         (0.04)          2.49         --              --         (1.27)      13.36
2005        12.37         (0.02)          2.08         --              --         (2.25)      12.18
2004(5)     10.14         (0.08)          2.56         --           (0.02)        (0.23)      12.37

                                                                      RATIO OF
                                                                        NET
                                            RATIO OF                INVESTMENT
                                 RATIO OF      NET       RATIO OF     INCOME
                                 EXPENSES  INVESTMENT    EXPENSES    (LOSS) TO
                                    TO       INCOME    TO AVERAGE     AVERAGE
                     NET ASSETS   AVERAGE    (LOSS)    NET ASSETS    NET ASSETS  PORTFOLIO
            TOTAL      END OF       NET    TO AVERAGE  (BEFORE FEE  (BEFORE FEE  TURNOVER
           RETURN+   YEAR (000)   ASSETS   NET ASSETS   WAIVERS)     WAIVERS)      RATE
         ----------  ----------  --------  ----------  -----------  -----------  ---------
BALANCED ALLOCATION FUND

CLASS B
2008      (1.26)%      $ 5,282     1.96%      1.02%        1.96%        1.02%      126%(4)
2007      15.64          6,209     1.95       1.08         1.95         1.08       148(4)
2006       7.60          5,781     1.99       0.68         1.99         0.68       223(4)
2005       6.99          6,458     2.01       0.54         2.01         0.54       201(4)
2004      10.80          6,985     1.93       0.20         1.93         0.20       230(4)

INTERNATIONAL EQUITY FUND

CLASS B
2008*     (0.92)%      $ 1,268     2.20%      0.56%        2.35%        0.41%       43%
2007*     26.37          1,412     2.19      (0.02)        2.34        (0.17)       37
2006*     29.43          1,236     2.27       0.20         2.42         0.05       123
2005       9.85          1,369     2.30       0.33         2.40         0.23       225
2004      27.31          1,834     2.36      (0.21)        2.36        (0.21)      117

LARGE CAP CORE EQUITY FUND

CLASS B
2008      (5.68)%      $ 1,823     1.89%     (0.95)%       1.89%       (0.95)%      83%
2007      14.78          2,860     1.89       0.00         1.89         0.00        66
2006       9.01          3,152     1.90      (0.50)        1.90        (0.50)       65
2005       6.90          3,545     1.92      (0.27)        1.92        (0.27)       69
2004      13.70          3,527     1.89      (0.14)        1.89        (0.14)      124

LARGE CAP GROWTH FUND

CLASS B
2008      (3.55)%(3)   $ 5,189     1.89%     (1.19)%       1.89%       (1.19)%      92%
2007      15.43          6,849     1.90      (0.53)        1.90        (0.53)       79
2006       7.03          8,399     1.90      (0.94)        1.90        (0.94)       76
2005       2.20          9,265     1.92      (0.56)        1.92        (0.56)       78
2004       8.66          9,673     1.88      (0.86)        1.88        (0.86)      144

LARGE CAP VALUE FUND

CLASS B
2008     (11.17)%      $ 6,767     1.88%      0.55%        1.88%        0.55%      104%
2007      24.05          9,638     1.89       0.45         1.89         0.45        71
2006      15.71          8,782     1.90       0.37         1.90         0.37        46
2005      11.73          9,783     1.92       0.53         1.92         0.53        37
2004      17.47         10,499     1.89       0.43         1.89         0.43        47

MID CAP VALUE FUND

CLASS B
2008     (14.07)%      $ 3,995     1.97%     (0.13)%       2.22%       (0.38)%      58%
2007      26.57          5,507     1.90       0.89         2.15         0.64        45
2006      20.87          4,636     1.94      (0.31)        2.19        (0.56)       44
2005      16.98          4,058     1.96      (0.19)        2.21        (0.44)       75
2004(5)   24.64          3,472     2.05      (0.62)        2.18        (0.75)       87


+    TOTAL RETURN EXCLUDES SALES CHARGE.

*    REDEMPTION FEE RECEIVED DURING THE YEAR HAD NO EFFECT ON THE NET ASSET
     VALUE.

**   AMOUNT REPRESENTS LESS THAN $0.005 PER SHARE.

(1)  PER SHARE DATA CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.

(2) PAYMENT BY AFFILIATE REPRESENTS A ONE-TIME PAYMENT MADE TO THE TRUST RELATING TO AN EXAMINATION OF FEES PAID TO THE ADVISER AND ITS AFFILIATES. THE PAYMENT DID NOT RESULT IN A MATERIAL IMPACT TO THE NET ASSET VALUE OF ANY FUND.

(3) DURING THE PERIOD ENDED MAY 31, 2008, 0.05% OF THE LARGE CAP GROWTH FUND'S CLASS B TOTAL RETURNS WAS ATTRIBUTABLE TO A PAYMENT BY AN AFFILIATE AS REFERENCED IN FOOTNOTE 2. EXCLUDING THIS ITEM, THE TOTAL RETURNS WOULD HAVE BEEN (3.60)% FOR CLASS B.

(4) DUE TO ITS INVESTMENT STRATEGY, BALANCED ALLOCATION FUND MAY BUY OR SELL SECURITIES FREQUENTLY. THIS MAY RESULT IN HIGHER TRANSACTION COSTS AND ADDITIONAL CAPITAL GAINS TAX LIABILITIES, AND MAY LOWER FUND PERFORMANCE.

(5) MID CAP VALUE FUND CLASS B COMMENCED OPERATIONS ON JUNE 2, 2003. ALL RATIOS FOR THE PERIODS HAVE BEEN ANNUALIZED. TOTAL RETURN FOR THE PERIOD HAS NOT BEEN ANNUALIZED.

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR THE YEARS ENDED MAY 31, UNLESS OTHERWISE INDICATED


                                       REALIZED
            NET                           AND                                DISTRIBUTIONS
           ASSET                      UNREALIZED                  DIVIDENDS    FROM NET     NET ASSET
          VALUE,           NET        GAIN (LOSS)     PAYMENT     FROM NET     REALIZED       VALUE,
         BEGINNING     INVESTMENT         ON            BY       INVESTMENT     CAPITAL        END
          OF YEAR   INCOME (LOSS)(1)  INVESTMENTS  AFFILIATE(1)    INCOME        GAINS       OF YEAR
         ---------  ----------------  -----------  ------------  ----------  -------------  ---------
MULTI-FACTOR MID CAP GROWTH FUND

CLASS B
2008       $ 7.25        $(0.04)         $(0.68)    $  --**(2)     $   --        $   --       $ 6.53
2007         5.98          0.01            1.26        --              --            --         7.25
2006         5.41         (0.06)           0.63        --              --            --         5.98
2005         5.19         (0.08)           0.30        --              --            --         5.41
2004         4.53         (0.08)           0.74        --              --            --         5.19

MULTI-FACTOR SMALL CAP VALUE FUND

CLASS B
2008*      $17.18        $(0.14)         $(3.24)    $0.01(2)       $   --        $(2.75)      $11.06
2007*       18.82         (0.16)           1.55        --              --         (3.03)       17.18
2006*       19.02         (0.18)           2.61        --              --         (2.63)       18.82
2005        20.82         (0.21)           2.66        --              --         (4.25)       19.02
2004        16.67         (0.18)           4.85        --              --         (0.52)       20.82

S&P 500 INDEX FUND

CLASS B
2008       $12.96        $ 0.07          $(1.04)    $  --**(2)     $(0.08)       $(0.78)      $11.13
2007        10.79          0.08            2.20        --           (0.08)        (0.03)       12.96
2006        10.16          0.06            0.66        --           (0.09)           --        10.79
2005         9.57          0.07            0.60        --           (0.08)           --        10.16
2004         8.24          0.03            1.33        --           (0.03)           --         9.57

SMALL CAP CORE FUND

CLASS B
2008*      $13.33        $(0.11)         $(1.36)    $  --**(2)      $  --        $(0.81)      $11.05
2007*       12.18         (0.11)           1.82        --              --         (0.56)       13.33
2006        10.91         (0.16)           1.43        --              --            --        12.18
2005         9.49         (0.16)           1.58        --              --            --        10.91
2004(4)     10.00         (0.02)          (0.49)       --              --            --         9.49

SMALL CAP GROWTH FUND

CLASS B
2008*      $ 9.85        $(0.15)         $(0.09)    $0.01(2)        $  --        $   --       $ 9.62
2007         8.93         (0.14)           1.06        --              --            --         9.85
2006*        8.04         (0.12)           1.01        --              --            --         8.93
2005         8.54         (0.13)          (0.37)       --              --            --         8.04
2004         7.30         (0.17)           1.41        --              --            --         8.54

                                                                     RATIO OF
                                                                        NET
                                            RATIO OF                INVESTMENT
                                 RATIO OF      NET       RATIO OF     INCOME
                                 EXPENSES  INVESTMENT    EXPENSES    (LOSS) TO
                                    TO       INCOME    TO AVERAGE     AVERAGE
                     NET ASSETS   AVERAGE    (LOSS)    NET ASSETS    NET ASSETS  PORTFOLIO
            TOTAL      END OF       NET    TO AVERAGE  (BEFORE FEE  (BEFORE FEE  TURNOVER
           RETURN+   YEAR (000)   ASSETS   NET ASSETS   WAIVERS)     WAIVERS)      RATE
         ----------  ----------  --------  ----------  -----------  -----------  ---------
MULTI-FACTOR MID CAP GROWTH FUND

CLASS B
2008      (9.93)%      $   781     1.85%     (0.60)%       2.40%       (1.15)%      132%
2007      21.24          1,065     1.88       0.08         2.43        (0.47)       159
2006      10.54          1,231     1.83      (0.97)        2.39        (1.53)       102
2005       4.24          2,011     2.01      (1.56)        2.32        (1.89)       219
2004      14.57          3,429     2.08      (1.64)        2.21        (1.77)       228

MULTI-FACTOR SMALL CAP VALUE FUND

CLASS B
2008*    (20.32)%(3)   $ 7,425     2.17%     (1.06)%       2.17%       (1.06)%      102%
2007*      8.33         13,282     2.14      (0.92)        2.14        (0.92)        74
2006*     13.84         16,417     2.13      (0.92)        2.13        (0.92)        94
2005      10.56         17,972     2.16      (1.02)        2.16        (1.02)       103
2004      28.10         15,844     2.13      (0.90)        2.13        (0.90)       116

S&P 500 INDEX FUND

CLASS B
2008      (7.83)%      $ 3,062     1.36%      0.65%        1.51%        0.50%        29%
2007      21.26          4,057     1.35       0.66         1.50         0.51         26
2006       7.08          4,260     1.35       0.56         1.50         0.41         30
2005       7.00          4,182     1.36       0.73         1.51         0.58         30
2004      16.57          3,120     1.34       0.32         1.49         0.17          1

SMALL CAP CORE FUND

CLASS B
2008*    (11.19)%      $   414     2.13%     (0.89)%       2.13%       (0.89)%       44%
2007*     14.63            538     2.13      (0.93)        2.13        (0.93)        45
2006      11.64            454     2.14      (1.39)        2.14        (1.39)        78
2005      14.96            257     2.17      (1.55)        2.17        (1.55)        54
2004(4)   (5.10)            24     2.26      (1.62)        2.26        (1.62)         4

SMALL CAP GROWTH FUND

CLASS B
2008*     (2.34)%(3)   $   923     2.23%     (1.56)%       2.68%       (2.01)%      138%
2007      10.30          1,251     2.17      (1.61)        2.62        (2.06)       155
2006*     11.07          1,605     2.16      (1.48)        2.61        (1.93)       111
2005      (5.86)         2,630     2.26      (1.76)        2.37        (1.87)       280
2004      16.99          5,186     2.18      (1.97)        2.18        (1.97)       340


+    TOTAL RETURN EXCLUDES SALES CHARGE.

*    REDEMPTION FEE RECEIVED DURING THE YEAR HAD NO EFFECT ON THE NET ASSET
     VALUE.

**   AMOUNT REPRESENTS LESS THAN $0.005 PER SHARE.

(1)  PER SHARE DATA CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.

(2) PAYMENT BY AFFILIATE REPRESENTS A ONE-TIME PAYMENT MADE TO THE TRUST RELATING TO AN EXAMINATION OF FEES PAID TO THE ADVISER AND ITS AFFILIATES. THE PAYMENT DID NOT RESULT IN A MATERIAL IMPACT TO THE NET ASSET VALUE OF ANY FUND.

(3) DURING THE PERIOD ENDED MAY 31, 2008, 0.06% AND 0.10% OF THE MULTI-FACTOR SMALL CAP VALUE AND SMALL CAP GROWTH FUNDS' CLASS B TOTAL RETURNS, RESPECTIVELY, WAS ATTRIBUTABLE TO A PAYMENT BY AN AFFILIATE AS REFERENCED IN FOOTNOTE 2. EXCLUDING THIS ITEM, THE TOTAL RETURNS WOULD HAVE BEEN (20.38)% AND (2.44)%, RESPECTIVELY, FOR THE MULTI-FACTOR SMALL CAP VALUE AND SMALL CAP GROWTH FUNDS' CLASS B.

(4) SMALL CAP CORE FUND CLASS B COMMENCED OPERATIONS ON APRIL 2, 2004. ALL RATIOS FOR THE PERIODS HAVE BEEN ANNUALIZED. TOTAL RETURN FOR THE PERIOD HAS NOT BEEN ANNUALIZED.

                                                            FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR THE YEARS ENDED MAY 31, UNLESS OTHERWISE INDICATED


         NET ASSET               REALIZED AND                  DIVIDENDS  DISTRIBUTIONS
           VALUE,       NET       UNREALIZED       PAYMENT     FROM NET     FROM NET
         BEGINNING  INVESTMENT    GAIN (LOSS)        BY       INVESTMENT    REALIZED
          OF YEAR    INCOME(1)  ON INVESTMENTS  AFFILIATE(1)    INCOME    CAPITAL GAINS
         ---------  ----------  --------------  ------------  ----------  -------------
BOND FUND
CLASS B
2008       $ 9.90      $0.38        $ 1.14         $--*(3)      $(0.38)     $   --
2007         9.72       0.36          0.16          --           (0.34)         --
2006        10.23       0.33         (0.50)         --           (0.34)         --
2005         9.99       0.31          0.25          --           (0.32)         --
2004        10.45       0.30         (0.46)         --           (0.30)         --
GOVERNMENT MORTGAGE FUND
CLASS B
2008       $ 8.99      $0.36        $ 0.17         $--*(3)      $(0.36)     $   --
2007         8.87       0.36          0.12          --           (0.36)         --
2006         9.31       0.34         (0.42)         --           (0.36)         --
2005         9.20       0.33          0.14          --           (0.36)         --
2004         9.55       0.28         (0.32)         --           (0.31)         --
INTERMEDIATE BOND FUND
CLASS B
2008       $10.49      $0.38        $ 0.28         $--*(3)      $(0.38)     $   --
2007        10.37       0.36          0.09          --           (0.33)         --
2006        10.80       0.32         (0.43)         --           (0.32)         --
2005        10.71       0.27          0.09          --           (0.27)         --
2004        11.11       0.27         (0.40)         --           (0.27)         --
LIMITED MATURITY BOND FUND
CLASS B
2008       $ 9.82      $0.32        $ 1.17         $--*(3)      $(0.32)     $   --
2007         9.73       0.31          0.09          --           (0.31)         --
2006         9.88       0.23         (0.13)         --           (0.25)         --
2005         9.98       0.15         (0.06)         --           (0.19)         --
2004        10.20       0.16         (0.20)         --           (0.18)         --
TOTAL RETURN ADVANTAGE FUND
CLASS B
2008       $10.03      $0.39        $ 0.11         $--*(3)      $(0.40)     $   --
2007         9.90       0.37          0.12          --           (0.36)         --
2006        10.49       0.33         (0.52)         --           (0.33)      (0.07)
2005        10.26       0.29          0.33          --           (0.29)      (0.10)
2004        11.04       0.32         (0.54)         --           (0.32)      (0.24)

                                                                      RATIO OF      RATIO OF NET
                                                      RATIO OF NET    EXPENSES   INVESTMENT INCOME
                                           RATIO OF    INVESTMENT    TO AVERAGE      TO AVERAGE
          NET ASSET           NET ASSETS   EXPENSES      INCOME      NET ASSETS      NET ASSETS     PORTFOLIO
         VALUE, END   TOTAL     END OF    TO AVERAGE   TO AVERAGE   (BEFORE FEE     (BEFORE FEE      TURNOVER
           OF YEAR   RETURN+  YEAR (000)  NET ASSETS   NET ASSETS     WAIVERS)        WAIVERS)       RATE(2)
         ----------  -------  ----------  ----------  ------------  -----------  -----------------  ---------
BOND FUND
CLASS B
2008        $10.04     5.34%    $  365       1.58%        3.79%         1.68%           3.69%          168%
2007          9.90     5.43        596       1.57         3.66          1.67            3.56           298
2006          9.72    (1.67)       717       1.62         3.34          1.69            3.27           447
2005         10.23     5.68        934       1.71         3.04          1.71            3.04           515
2004          9.99    (1.56)     1,491       1.69         2.91          1.69            2.91           338
GOVERNMENT MORTGAGE FUND
CLASS B
2008        $ 9.16     6.00%    $2,743       1.58%        3.94%         1.73%           3.79%          173%
2007          8.99     5.50      3,035       1.57         3.96          1.72            3.81           409
2006          8.87    (0.88)     3,725       1.59         3.75          1.74            3.60           593
2005          9.31     5.19      5,006       1.62         3.49          1.77            3.34           753
2004          9.20    (0.32)     6,729       1.64         3.14          1.73            3.05           380
INTERMEDIATE BOND FUND
CLASS B
2008        $10.77     6.34%    $3,950       1.52%        3.53%         1.67%           3.38%          126%
2007         10.49     4.42      4,564       1.54         3.39          1.69            3.24           174
2006         10.37    (1.01)     5,080       1.54         3.04          1.69            2.89           285
2005         10.80     3.39      6,471       1.55         2.48          1.70            2.33           280
2004         10.71    (1.19)     7,379       1.54         2.45          1.69            2.30           164
LIMITED MATURITY BOND FUND
CLASS B
2008        $ 9.99     5.03%    $  495       1.49%        3.29%         1.59%           3.19%           95%
2007          9.82     4.14        520       1.49         3.13          1.59            3.03           143
2006          9.73     1.00        832       1.51         2.30          1.61            2.20           115
2005          9.88     0.90      1,187       1.50         1.52          1.60            1.42           132
2004          9.98    (0.39)     1,477       1.49         1.63          1.59            1.53           136
TOTAL RETURN ADVANTAGE FUND
CLASS B
2008        $10.13     5.04%    $1,365       1.56%        3.90%         1.71%           3.75%          100%
2007         10.03     5.03      1,446       1.56         3.69          1.71            3.54           171
2006          9.90    (1.88)     1,155       1.57         3.25          1.72            3.10           218
2005         10.49     6.12      1,180       1.58         2.79          1.73            2.64           214
2004         10.26    (2.01)     1,220       1.55         2.97          1.70            2.82           134


+    TOTAL RETURN EXCLUDES SALES CHARGE.

*    AMOUNT REPRESENTS LESS THAN $0.005 PER SHARE.

(1)  PER SHARE DATA CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.

(2) DUE TO THEIR INVESTMENT STRATEGY, BOND FUND, GOVERNMENT MORTGAGE FUND, INTERMEDIATE BOND FUND, LIMITED MATURITY BOND FUND AND TOTAL RETURN ADVANTAGE FUND MAY BUY AND SELL SECURITIES FREQUENTLY. THIS MAY RESULT IN HIGHER TRANSACTION COSTS AND ADDITIONAL CAPITAL GAINS TAX LIABILITIES, AND MAY LOWER FUND PERFORMANCE.

(3) PAYMENT BY AFFILIATE REPRESENTS A ONE-TIME PAYMENT MADE TO THE TRUST RELATING TO AN EXAMINATION OF FEES PAID TO THE ADVISER AND ITS AFFILIATES. THE PAYMENT DID NOT RESULT IN A MATERIAL IMPACT TO THE NET ASSET VALUE OF ANY FUND.

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR THE YEARS ENDED MAY 31, UNLESS OTHERWISE INDICATED


         NET ASSET               REALIZED AND                  DIVIDENDS  DISTRIBUTIONS
           VALUE,       NET       UNREALIZED       PAYMENT     FROM NET     FROM NET
         BEGINNING  INVESTMENT    GAIN (LOSS)        BY       INVESTMENT    REALIZED
          OF YEAR    INCOME(1)  ON INVESTMENTS  AFFILIATE(1)    INCOME    CAPITAL GAINS
         ---------  ----------  --------------  ------------  ----------  -------------
INTERMEDIATE TAX EXEMPT BOND FUND
CLASS B
2008       $ 9.76      $0.29        $ 0.10         $--*(2)      $(0.29)      $(0.04)
2007         9.90       0.28         (0.04)         --           (0.28)       (0.10)
2006        10.19       0.30         (0.29)         --           (0.30)          --
2005        10.13       0.30          0.06          --           (0.30)          --
2004        10.60       0.29         (0.45)         --           (0.31)          --
MICHIGAN INTERMEDIATE MUNICIPAL BOND FUND
CLASS B
2008       $10.16      $0.32        $ 0.11         $--*(2)      $(0.31)      $(0.20)
2007        10.38       0.33         (0.08)         --           (0.33)       (0.14)
2006        10.81       0.37         (0.39)         --           (0.37)       (0.04)
2005        10.94       0.37         (0.11)         --           (0.37)       (0.02)
2004        11.46       0.36         (0.51)         --           (0.37)          --
OHIO INTERMEDIATE TAX EXEMPT BOND FUND
CLASS B
2008       $10.87      $0.30        $ 0.16         $--*(2)      $(0.30)      $   --
2007        10.88       0.30         (0.01)          --          (0.30)          --
2006        11.18       0.31         (0.30)          --          (0.31)          --
2005        11.14       0.32          0.04           --          (0.32)          --
2004        11.63       0.30         (0.49)          --          (0.30)          --

                                                                      RATIO OF      RATIO OF NET
                                                      RATIO OF NET    EXPENSES   INVESTMENT INCOME
                                           RATIO OF    INVESTMENT    TO AVERAGE      TO AVERAGE
          NET ASSET           NET ASSETS   EXPENSES      INCOME      NET ASSETS      NET ASSETS     PORTFOLIO
         VALUE, END   TOTAL     END OF    TO AVERAGE   TO AVERAGE   (BEFORE FEE     (BEFORE FEE      TURNOVER
           OF YEAR   RETURN+  YEAR (000)  NET ASSETS   NET ASSETS     WAIVERS)        WAIVERS)         RATE
         ----------  -------  ----------  ----------  ------------  -----------  -----------------  ---------
INTERMEDIATE TAX EXEMPT BOND FUND
CLASS B
2008       $ 9.82      4.04%    $  175       1.56%         2.90%        1.71%          2.75%           33%
2007         9.76      2.44        405       1.55          2.85         1.70           2.70            56
2006         9.90      0.05        418       1.56          2.94         1.71           2.79            49
2005        10.19      3.56        540       1.56          2.90         1.71           2.75             9
2004        10.13     (1.54)       778       1.55          2.83         1.70           2.68             9
MICHIGAN INTERMEDIATE MUNICIPAL BOND FUND
CLASS B
2008       $10.08      4.31%    $  248       1.59%         3.08%        1.74%          2.93%           42%
2007        10.16      2.47        457       1.56          3.24         1.71           3.09            47
2006        10.38     (0.16)       730       1.56          3.47         1.71           3.32            28
2005        10.81      2.42      1,332       1.57          3.42         1.72           3.27             7
2004        10.94     (1.37)     1,492       1.55          3.16         1.70           3.01             5
OHIO INTERMEDIATE TAX EXEMPT BOND FUND
CLASS B
2008       $11.03      4.31%    $  667       1.53%         2.76%        1.68%          2.61%           18%
2007        10.87      2.68        716       1.54          2.74         1.69           2.59            39
2006        10.88      0.06        980       1.55          2.78         1.70           2.63            39
2005        11.18      3.22        974       1.57          2.81         1.72           2.66            11
2004        11.14     (1.62)       881       1.55          2.66         1.70           2.51            13


+    TOTAL RETURN EXCLUDES SALES CHARGE.

(1)  PER SHARE DATA CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.

(2) PAYMENT BY AFFILIATE REPRESENTS A ONE-TIME PAYMENT MADE TO THE TRUST RELATING TO AN EXAMINATION OF FEES PAID TO THE ADVISER AND ITS AFFILIATES. THE PAYMENT DID NOT RESULT IN A MATERIAL IMPACT TO THE NET ASSET VALUE OF ANY FUND.


         NET ASSET                                             DIVIDENDS
           VALUE,       NET        REALIZED        PAYMENT     FROM NET    NET ASSET
         BEGINNING  INVESTMENT       GAIN            BY       INVESTMENT  VALUE, END
          OF YEAR    INCOME(1)  ON INVESTMENTS  AFFILIATE(1)    INCOME      OF YEAR
         ---------  ----------  --------------  ------------  ----------  ----------
MONEY MARKET FUND
CLASS B
2008       $1.00       $0.03          $--*         $--*(2)      $(0.03)      $1.00
2007        1.00        0.04           --*          --           (0.04)       1.00
2006        1.00        0.03           --           --           (0.03)       1.00
2005        1.00        0.01           --           --*(3)       (0.01)       1.00
2004        1.00         --*           --           --              --*       1.00

                                                          RATIO OF      RATIO OF NET
                                          RATIO OF NET    EXPENSES   INVESTMENT INCOME
                               RATIO OF    INVESTMENT    TO AVERAGE  (LOSS) TO AVERAGE
                  NET ASSETS   EXPENSES      INCOME      NET ASSETS      NET ASSETS
          TOTAL     END OF    TO AVERAGE   TO AVERAGE   (BEFORE FEE     (BEFORE FEE
          RETURN  YEAR (000)  NET ASSETS   NET ASSETS     WAIVERS)        WAIVERS)
         -------  ----------  ----------  ------------  -----------  -----------------
MONEY MARKET FUND
CLASS B
2008       3.22%    $  721       1.35%        3.12%         1.40%           3.07%
2007       4.07        632       1.35         4.00          1.40            3.95
2006       2.76        715       1.37         2.69          1.45            2.61
2005       0.94      1,126       1.09         0.90          1.49            0.50
2004       0.43      1,129       0.68         0.43          1.48           (0.37)

*    AMOUNT REPRESENTS LESS THAN $0.005 PER SHARE.

(1)  PER SHARE DATA CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.

(2) PAYMENT BY AFFILIATE REPRESENTS A ONE-TIME PAYMENT MADE TO THE TRUST RELATING TO AN EXAMINATION OF FEES PAID TO THE ADVISER AND ITS AFFILIATES. THE PAYMENT DID NOT RESULT IN A MATERIAL IMPACT TO THE NET ASSET VALUE OF ANY FUND.

(3) CAPITAL INFUSIONS IN JUNE AND JULY 2004 RESULTED IN A $0.001 EFFECT IN THE NET ASSET VALUE PER SHARE OF CLASS B FOR THE YEAR ENDED MAY 31, 2005 AND HAD NO EFFECT ON THE TOTAL RETURN OF THE FUND.

                               INVESTMENT ADVISER
                       Allegiant Asset Management Company
                          200 Public Square, 5th Floor
                              Cleveland, Ohio 44114

                                   UNDERWRITER
                       Professional Funds Distributor, LLC
                                 760 Moore Road
                       King of Prussia, Pennsylvania 19406

                                  LEGAL COUNSEL
                           Drinker Biddle & Reath LLP
                                One Logan Square
                             18th and Cherry Streets
                      Philadelphia, Pennsylvania 19103-6996

                            NOT A PART OF PROSPECTUS

                         ALLEGIANT FUNDS PRIVACY NOTICE

      The basis of each customer relationship at Allegiant Funds is built on trust. You have chosen to do business with Allegiant Funds, and we guard that relationship with great care, beginning with the information you have chosen to share with us.

      Allegiant Funds is dedicated to protecting the privacy of your nonpublic personal information. We maintain information about you in order to provide you with the most effective and convenient access to our broad range of financial products and services. We want you to understand what information we collect, and how we use and protect it.

WHAT INFORMATION WE COLLECT

      "Nonpublic personal information" is information about you that we obtain in connection with providing our financial products or services. Such information includes for example, name, address, age, and account balance.

      We may collect nonpublic personal information about you from the following sources:

      o Information that you provide to us, such as on applications or other forms, or

      o     Information about your transactions with us

OUR SECURITY PROCEDURES

      To maintain security of customer information, we restrict access to your personal and account information to persons who need to know that information to provide you products or services. We maintain physical, electronic and procedural safeguards to guard information.

WHAT INFORMATION WE DISCLOSE

      Allegiant Funds does not disclose nonpublic personal information about you to any third party companies, except as permitted by federal law. The confidentiality of your nonpublic personal information will continue to be maintained consistent with this privacy notice even if you decide to close your account(s), your account becomes inactive, or you otherwise cease to do business with us.

      Allegiant Funds works with third parties to bring you financial services. We disclose information about you as necessary to fulfill these third party service agreements. For example, we may disclose information about you to third parties that assist us in servicing or maintaining your mutual fund account, or other business relationship, such as printing checks or providing periodic account statements. We may also disclose information about you to governmental entities, such as sending annual income statements to the IRS.

      We may disclose all of the information we collect, as described above, to third parties that perform marketing services on our behalf or to other financial institutions, such as National City and its affiliates, with whom we have joint marketing agreements in order to make a variety of financial services available to you. These third parties must agree to strict confidentiality provisions to assure the protection of your information. Because we already limit the sharing of your nonpublic personal information as outlined above, no action is necessary on your part to ensure this result.

ALLEGIANT FUNDS' PLEDGE TO YOU

      We believe that your privacy should never be compromised. At the same time, we want to offer you the array of financial products and services you need to accomplish your financial goals. We believe we can do both by adhering to the provisions of this privacy notice.

                                      NOTES

                                      NOTES

                                                               BOARD OF TRUSTEES

ROBERT D. NEARY
CHAIRMAN
Retired Co-Chairman, Ernst & Young
Director:
   Commercial Metals Company

TIMOTHY L. SWANSON
PRESIDENT, CHIEF EXECUTIVE OFFICER AND
   CHIEF LEGAL OFFICER
Executive  Vice  President  and
   Chief  Investment  Officer,
   National  City Corporation

DOROTHY A. BERRY
President, Talon Industries, Inc.
   Chairman and Director:
   Professionally Managed Portfolios

KELLEY J. BRENNAN
Retired Partner, PricewaterhouseCoopers LLP

JOHN F. DURKOTT
President and Chief Executive Officer,
   Kittle's Home Furnishings Center, Inc.

RICHARD W. FURST
Dean Emeritus and Garvice D. Kincaid
   Professor of Finance (Emeritus), Gatton
   College of Business and Economics,
   University of Kentucky
Director:
   Central Bank & Trust Co.
   Central Bancshares

GERALD L. GHERLEIN
Retired Executive Vice President and
   General Counsel, Eaton Corporation

DALE C. LAPORTE
Senior Vice President and General Counsel,
   Invacare Corp.


KATHLEEN CUPPER OBERT
Chairman and Chief Executive Officer,
   Edward Howard & Co.



  Allegiant Funds Trustees also serve as Trustees of Allegiant Advantage Fund.


                                                             (ALLEGIANT(R) LOGO)

More information about the Funds is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI, as it may be amended or supplemented from time to time, includes more detailed information about Allegiant Funds and is available, free of charge, on the Funds' website. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS

These reports list each Fund's holdings and contain information from the Funds' managers about strategies and recent market conditions and trends and their impact on Fund performance during the last fiscal year. The reports also contain detailed financial information about the Funds and are available, free of charge, on the Funds' website.

TO OBTAIN MORE INFORMATION:

By Internet:
AllegiantFunds.com

By Telephone:
Call 1-800-622-FUND (3863)

By Mail:
Allegiant Funds
c/o PNC Global Investment Servicing
P.O. Box 9795
Providence, RI 02940-9795

FROM THE SEC:

You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about Allegiant Funds, from the EDGAR Database on the SEC's website (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, DC. For information on the operation of the Public Reference Room, call 1-202-551-8090. You may request documents from the SEC, upon payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to:

Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102

Allegiant Funds' Investment Company Act registration number is 811-4416

(ALLEGIANT(R) LOGO)
AllegiantFunds.com

PS-005-1008